UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2017 through April 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer Global Multisector
                         Income Fund

--------------------------------------------------------------------------------
                         Semiannual Report | April 30, 2018
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PGABX
                         Class C     PGCBX
                         Class Y     PGYBX

                         [LOGO]  Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          51

Notes to Financial Statements                                                 58

Additional Information                                                        77

Trustees, Officers and Service Providers                                      79

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product (GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and GDP growth in the first quarter of 2018 registered at 2.3%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the potential benefits of investing in companies with

2 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 3

Portfolio Management Discussion | 4/30/18

In the following interview, Charles Melchreit, Andrew Feltus, and Paresh Upadhyaya discuss the factors that affected the performance of Pioneer Global Multisector Income Fund during the six-month period ended April 30, 2018. Mr. Melchreit*, Senior Managing Director, Deputy Head of Fixed Income, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, and Mr. Upadhyaya, Director of Currency Strategy, a senior vice president, and a portfolio manager at Amundi Pioneer, were responsible for the day-to-day management of the Fund during the six-month period, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer.

Q   How did the Fund perform during the six-month period ended April 30, 2018?

A Pioneer Global Multisector Income Fund's Class A shares returned -0.21% at net asset value during the six-month period ended April 30, 2018, while the Fund's benchmark, the Bloomberg Barclays Global Aggregate Bond Index (the Bloomberg Barclays Index), returned 1.19%. During the same period, the average return of the 320 mutual funds in Morningstar's World Bond Funds category was 1.02%.

Q How would you describe the investment environment in the global fixed-income markets during the six-month period ended April 30, 2018?

A The global bond market faced significant headwinds over the past six months, leading to negative returns for most fixed-income categories. In recent years, investors had grown comfortable with the idea that the combination of slow economic growth and low inflation would allow the U.S. Federal Reserve (the Fed) and other major central banks to maintain a gradual approach to tightening monetary policies. The investment backdrop became less favorable toward the end of 2017, however, as economic growth began to pick up steam across the globe. In December, the U.S. Congress passed a tax reform bill, subsequently signed into law by President Trump, which reduced corporate and personal tax rates. The legislation came at a time when the economy was already operating near full capacity, further fueling concerns that growth could accelerate to a level at which inflationary pressures would begin to emerge. Those fears were seemingly confirmed in early February when a U.S. employment report

* NOTE: Charles Melchreit was a portfolio manager of the Fund during the full six-month period ended April 30, 2018. Mr. Melchreit departed from Amundi Pioneer effective June 8, 2018. Effective June 8, 2018, Mr. Feltus, Mr. Upadhyaya, Mr. Taubes, and Bradley R. Komenda, Deputy Director of Investment-Grade Corporates, a senior vice president, and a portfolio manager at Amundi Pioneer, will be responsible for the day-to-day management of the Fund.

4 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 showed wages rising more quickly than expected. That raised the possibility of higher inflation, and with it the potential for the Fed to begin hiking interest rates at a faster pace than the markets had been expecting.

    Given that yields were still trading at low absolute levels entering the six-month period, those events had a significant effect on the bond market. U.S. Treasury yields climbed across the board, with the two- and 10-year notes rising from 1.60% to 2.49%, and 2.38% to 2.95%, respectively, as bond prices fell. The weakness filtered through to the rest of the market, too, leading to negative six-month returns for mortgage-backed securities, investment-grade corporates, high-yield bonds, and emerging markets debt. However, bank loans - which typically offer a floating-rate feature that causes their yields to adjust higher in conjunction with short-term interest rates - posted a healthy gain over the six months thanks to robust investor demand.

    Despite the many obstacles, the Fund's benchmark, the Bloomberg Barclays Index, nonetheless finished in positive territory for the period, due to the impact of currency translation. The portion of the benchmark invested in non-U.S. debt was aided considerably by the rally in foreign currencies against the U.S. dollar (USD), helping the index finish with a 1.19% return, well ahead of most domestic investment-grade indices.

Q What were the principal factors that either contributed to or detracted from the Fund's benchmark-relative returns during the six-month period ended April 30, 2018?

A Currency positioning, though not our primary emphasis during the period, was nonetheless the leading cause of the Fund's performance shortfall versus its benchmark. The Fund was underweight in the euro and the Japanese yen, and both rallied on expectations that the central banks in those respective regions would begin to tighten monetary policy. A long position in the Swedish krona, which lagged due to central-bank policy that proved to be more dovish than the markets had been anticipating, also weighed on the Fund's relative results. We gradually reduced the Fund's long-USD positioning by adding more exposure to foreign currencies as the period progressed. The shift reflected our view that the USD continued to face challenges from the possibility of a trade war, a bias toward tighter policy among foreign central banks, and the combination of the rising budgetary and trade deficits in the United States. We retained long positions in the Indonesian rupiah and Indian rupee, due to our belief that those countries are implementing structural reforms and are on a path of sustainable economic growth; however, we trimmed both positions modestly in order to reduce portfolio risk.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 5

    Investments in AAA-rated government bonds, which tend to have interest-rate sensitivity that is above average, also detracted from the Fund's relative returns. Issues from Japan, New Zealand, and Sweden were notable laggards in that portion of the portfolio.

    Positive contributors to the Fund's benchmark-relative performance included the portfolio's duration positioning. We kept the Fund's duration below that of the Bloomberg Barclays Index, largely through positioning in the United States and Europe, which added value given that yields rose in both regions. (Duration is measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) While we increased the Fund's duration in the United States somewhat later in the period, in response to the jump in yields, we maintained the shorter duration in Europe based on our expectation that rich valuations and likely monetary-policy tightening by the European Central Bank would move yields toward an upward bias.

    Asset allocation decisions also contributed positively to the Fund's benchmark-relative performance. The portfolio held overweight positions in lower-rated bonds, which performed well relative to their higher-rated counterparts amid investors' ongoing preference for higher-yielding assets during the period. In addition, lower-quality securities tend to be less affected by changes in prevailing interest rates; this was a positive at a time when rates rose considerably. Among the Fund's holdings in the emerging markets, our preference for lower-rated issues was most additive to relative performance, as positions in Ecuador, Gabon, Uruguay, the Bahamas, and Ivory Coast all outperformed. A portfolio allocation to bank loans, which stood at approximately 4.9% of the Fund's invested assets at the end of April, was a further plus, given the category's strong outperformance over the six months.

Q Did the Fund invest in any derivative securities during the six-month period ended April 30, 2018? If so, did the derivatives have a material impact on benchmark-relative performance?

A We invested the portfolio in three types of derivatives during the period: forward foreign currency transactions (currency forwards), Treasury futures, and credit default swaps. We invested in the currency forwards to help manage the risks to the portfolio of changes in relative currency values. The currency forwards had a modest, negative effect on the Fund's relative performance. We invested in the Treasury futures to help manage interest-rate risk. The Treasury futures helped performance significantly, as the Fund's short-duration stance contributed to relative returns at a time when

6 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

    Treasury yields rose and prices came under pressure. The Fund had only a very small exposure to credit default swaps, and they had a slightly positive impact on results.

Q Were there any changes in the Fund's distributions** to shareholders during the six-month period ended April 30, 2018?

A The Fund's distributions to shareholders rose in comparison to the same period one year ago, due to the increase in yields across the fixed-income market.

Q What is your investment outlook, and how is the Fund positioned as of April 30, 2018?

A We believe the global economy remains on track for a continued expansion. We anticipate above-trend growth in the United States, thanks in part to the recent tax cut, and we think the Fed is likely to continue raising interest rates for the foreseeable future. We also see a trend toward tighter central-bank policies across the developed markets. Accordingly, we have maintained the Fund's short-duration stance.

    In terms of country/regional allocations, the Fund has a near-benchmark weighting in the United States, at approximately 39% of the total investment portfolio. A significant portion of that exposure is represented by non-benchmark sectors, including bank loans, high-yield securities, catastrophe bonds, and Treasury inflation-protected securities (which can help protect the portfolio if inflation surprises to the upside). The Fund is underweight in Europe, particularly in low-yielding government bonds, and underweight in lower-yielding Asian debt, including a sizable underweight in Japan. Conversely, the Fund's remains overweight to emerging markets issues, which have continued to be well supported by stronger global growth and rising domestic demand. The allocation to the emerging markets was, at one point, well above the category's weighting in the benchmark, but increased valuations prompted us to trim the portfolio's exposure to the category over the course of the six months.

    With regard to asset classes, the Fund is overweight in the credit sectors and underweight in developed market government securities. We find most developed market government debt unattractive, but we believe the credit sectors can benefit from stronger economic growth and, in the United States, lower taxes and less regulation. With that said, we did take steps during the period to improve the overall credit quality of the portfolio in order to decrease exposure to credit risk. As part of the process, we reduced

**  Distributions are not guaranteed.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 7 the Fund's weighting in high yield and boosted its allocations to both investment-grade corporates and bank loans. We think loans offer an attractive risk/reward profile, due to their floating-rate feature and higher credit quality relative to high-yield bonds.

    In total, we believe this investment approach can help the Fund take advantage of the wide range of opportunities in the global fixed-income markets, while at the same time striving to manage both interest-rate and credit risks.

Please refer to the Schedule of Investments on pages 17-50 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

Floating rate loans and similar instruments may be illiquid or less liquid than other instruments, and the value of any collateral can decline or be insufficient to meet the issuer's obligations.

8 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 9

Portfolio Summary | 4/30/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                   35.6%
U.S. Government and Agency Obligations                                     19.1%
International Corporate Bonds                                              17.7%
U.S. Corporate Bonds                                                       13.7%
Senior Secured Floating Rate Loan Interests                                 5.2%
Collateralized Mortgage Obligations                                         4.6%
Convertible Preferred Stocks                                                1.0%
Affiliated Closed-End Fund(l)                                               1.0%
Municipal Bonds                                                             0.9%
Supranational Obligations                                                   0.7%
Asset Backed Securities                                                     0.5%
Convertible Corporate Bond                                                  0.0%+
Currency Put Options Purchased                                              0.0%+
U.S. Preferred Stock                                                        0.0%+

* Includes investments in Insurance-Linked Securities totaling 0.3% of total investments.

+   Amount rounds to less than 0.1%.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments based on country of domicile)**

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              45.7%
United Kingdom                                                              8.3%
Japan                                                                       5.3%
Sweden                                                                      4.2%
Australia                                                                   4.2%
Netherlands                                                                 3.0%
New Zealand                                                                 2.6%
Germany                                                                     2.5%
France                                                                      2.2%
Argentina                                                                   2.0%
Canada                                                                      1.7%
Luxembourg                                                                  1.5%
Italy                                                                       1.1%
Brazil                                                                      1.1%
Norway                                                                      1.1%
Other (individually less than 1%)                                          13.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1.   Australia Government Bond, 4.75%, 4/21/27                            3.86%
--------------------------------------------------------------------------------
 2.   Sweden Government Bond, 4.25%, 3/12/19                               3.71%
--------------------------------------------------------------------------------
 3.   U.S. Treasury Bills, 5/10/18                                         2.99%
--------------------------------------------------------------------------------
 4.   New Zealand Government Bond, 5.5%, 4/15/23                           2.58%
--------------------------------------------------------------------------------
 5.   United Kingdom Gilt, 0.5%, 7/22/22                                   2.47%
--------------------------------------------------------------------------------
 6.   Japan Government Twenty Year Bond, 0.6%, 12/20/37                    2.15%
--------------------------------------------------------------------------------
 7.   Fannie Mae, 4.0%, 5/1/48 (TBA)                                       2.14%
--------------------------------------------------------------------------------
 8.   Fannie Mae, 3.5%, 5/1/48 (TBA)                                       2.12%
--------------------------------------------------------------------------------
 9.   Bundesrepublik Deutschland Bundesanleihe, 0.25%, 2/15/27             1.81%
--------------------------------------------------------------------------------
10.   International Finance Corp., 6.3%, 11/25/24                          1.47%
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

(l) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser").


10 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

Prices and Distributions | 4/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         4/30/18                   10/31/17
--------------------------------------------------------------------------------
           A                           $10.55                     $10.70
--------------------------------------------------------------------------------
           C                           $10.58                     $10.73
--------------------------------------------------------------------------------
           Y                           $10.63                     $10.80
--------------------------------------------------------------------------------

Distributions per Share: 11/1/17-4/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term         Long-Term
         Class            Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A             $0.1290                 $ --              $ --
--------------------------------------------------------------------------------
           C             $0.0843                 $ --              $ --
--------------------------------------------------------------------------------
           Y             $0.1438                 $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 11

Performance Update | 4/30/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                                                       BBG
                                                                       Barclays
                             Net                Public                 Global
                             Asset              Offering               Aggregate
                             Value              Price                  Bond
Period                       (NAV)              (POP)                  Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)                 3.75%               3.27%                 2.60%
5 years                      1.66                0.73                  0.89
1 year                       2.57               -2.04                  4.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                             Gross              Net
--------------------------------------------------------------------------------
                             2.20%              1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Global                 Bloomberg Barclays Global
            Multisector Income Fund        Aggregate Bond Index
4/08        $ 9,550                        $10,000
4/09        $ 9,228                        $ 9,780
4/10        $10,543                        $10,685
4/11        $11,614                        $11,802
4/12        $11,967                        $12,191
4/13        $12,706                        $12,369
4/14        $12,592                        $12,569
4/15        $12,839                        $12,101
4/16        $12,970                        $12,687
4/17        $13,452                        $12,421
4/18        $13,798                        $12,928

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

Performance Update | 4/30/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                                                       BBG
                                                                       Barclays
                                                                       Global
                                                                       Aggregate
                             If                  If                    Bond
Period                       Held                Redeemed              Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)                 2.87%               2.87%                 2.60%
5 years                      0.80                0.80                  0.89
1 year                       1.73                1.73                  4.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                             Gross               Net
--------------------------------------------------------------------------------
                             2.28%               1.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Global                 Bloomberg Barclays Global
            Multisector Income Fund        Aggregate Bond Index
4/08        $10,000                        $10,000
4/09        $ 9,565                        $ 9,780
4/10        $10,844                        $10,685
4/11        $11,862                        $11,802
4/12        $12,120                        $12,191
4/13        $12,753                        $12,369
4/14        $12,550                        $12,569
4/15        $12,671                        $12,101
4/16        $12,685                        $12,687
4/17        $13,044                        $12,421
4/18        $13,270                        $12,928

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2019, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 13

Performance Update | 4/30/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                                 BBG
                                                 Barclays
                             Net                 Global
                             Asset               Aggregate
                             Value               Bond
Period                       (NAV)               Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)                 3.99%               2.60%
5 years                      1.91                0.89
1 year                       2.74                4.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                             Gross               Net
--------------------------------------------------------------------------------
                             1.24%               0.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

            Pioneer Global                 Bloomberg Barclays Global
            Multisector Income Fund        Aggregate Bond Index
4/08        $5,000,000                     $5,000,000
4/09        $4,833,939                     $4,889,828
4/10        $5,538,368                     $5,342,717
4/11        $6,104,875                     $5,901,154
4/12        $6,323,455                     $6,095,644
4/13        $6,726,789                     $6,184,496
4/14        $6,691,510                     $6,284,635
4/15        $6,840,585                     $6,050,411
4/16        $6,928,662                     $6,343,473
4/17        $7,196,833                     $6,210,312
4/18        $7,393,742                     $6,464,067

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During
    Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on actual returns from November 1, 2017, through April 30, 2018.

-------------------------------------------------------------------------------
 Share Class                                 A             C              Y
-------------------------------------------------------------------------------
 Beginning Account Value on 11/1/17     $1,000.00      $1,000.00      $1,000.00
-------------------------------------------------------------------------------
 Ending Account Value (after expenses)  $  997.90      $  993.80      $  997.40
 on 4/30/18
-------------------------------------------------------------------------------
 Expenses Paid During Period*           $    4.95      $    9.05      $    3.71
-------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.83% and 0.75% for Class A, Class C and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2017, through April 30, 2018.

--------------------------------------------------------------------------------
 Share Class                                A              C              Y
--------------------------------------------------------------------------------
 Beginning Account Value on 11/1/17     $1,000.00      $1,000.00      $1,000.00
--------------------------------------------------------------------------------
 Ending Account Value (after expenses)  $1,019.84      $1,015.72      $1,021.08
 on 4/30/18
--------------------------------------------------------------------------------
 Expenses Paid During Period*           $    5.01      $    9.15      $    3.76
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.83% and 0.75% for Class A, Class C and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

Schedule of Investments | 4/30/18 (unaudited)

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             UNAFFILIATED ISSUERS -- 100.0%
                             CONVERTIBLE CORPORATE BOND --
                             0.0%+ of Net Assets
                             CAPITAL GOODS -- 0.0%+
                             Electrical Components & Equipment -- 0.0%+
           31,000(a)         General Cable Corp., 4.5%, 11/15/29                              $     32,860
                                                                                              ------------
                             Total Capital Goods                                              $     32,860
----------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BOND
                             (Cost $30,809)                                                   $     32,860
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------------
                             PREFERRED STOCK -- 0.0%+ of Net Assets
                             DIVERSIFIED FINANCIALS -- 0.0%+
                             Consumer Finance -- 0.0%+
              231(b)         GMAC Capital Trust I, 7.624% (3 Month USD LIBOR
                             + 579 bps), 2/15/40                                              $      6,143
                                                                                              ------------
                             Total Diversified Financials                                     $      6,143
----------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK
                             (Cost $4,504)                                                    $      6,143
----------------------------------------------------------------------------------------------------------
                             CONVERTIBLE PREFERRED STOCKS --
                             1.0% of Net Assets
                             BANKS -- 1.0%
                             Diversified Banks -- 1.0%
              329(c)         Bank of America Corp., 7.25%                                     $    418,817
              320(c)         Wells Fargo & Co., 7.5%                                               409,795
                                                                                              ------------
                             Total Banks                                                      $    828,612
----------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE PREFERRED STOCKS
                             (Cost $799,382)                                                  $    828,612
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
----------------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 0.5% of Net Assets
                             BANKS -- 0.3%
                             Thrifts & Mortgage Finance -- 0.3%
            1,600(d)         New Century Home Equity Loan Trust, Series 2005-1,
                             Class A2C, 2.597% (1 Month USD LIBOR
                             + 70 bps), 3/25/35                                               $      1,601
          100,000            Progress Residential Trust, Series 2017-SFR1, Class E,
                             4.261%, 8/17/34 (144A)                                                 99,095
           81,496(a)         RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%,
                             8/25/22 (144A)                                                         81,049
              288(a)         Structured Asset Securities Corp., Series 2004-19XS,
                             Class A6B, 5.026%, 10/25/34                                               295
           12,375(a)         Terwin Mortgage Trust, Series 2005-16HE, Class AF2,
                             4.761%, 9/25/36                                                        12,419

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 17

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
           42,131(a)         VOLT LVIII LLC, Series 2017-NPL5, Class A1, 3.375%,
                             5/28/47 (144A)                                                   $     42,029
                                                                                              ------------
                             Total Banks                                                      $    236,488
----------------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.2%
                             Food Retail -- 0.2%
          128,971            CKE Restaurant Holdings, Inc., Series 2013-1A,
                             Class A2, 4.474%, 3/20/43 (144A)                                 $    129,011
                                                                                              ------------
                             Total Food & Staples Retailing                                   $    129,011
----------------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $366,798)                                                  $    365,499
----------------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE OBLIGATIONS --
                             4.7% of Net Assets
                             BANKS -- 4.3%
                             Thrifts & Mortgage Finance -- 4.3%
           49,424(b)         Agate Bay Mortgage Trust, Series 2015-1, Class A13,
                             3.5%, 1/25/45 (144A)                                             $     48,735
           40,498(b)         Agate Bay Mortgage Trust, Series 2015-5, Class A3,
                             3.5%, 7/25/45 (144A)                                                   39,727
            1,046(d)         Alternative Loan Trust, Series 2003-14T1, Class A9,
                             2.347% (1 Month USD LIBOR + 45 bps), 8/25/18                              773
          100,000(d)         Arbor Realty Commercial Real Estate Notes, Ltd.,
                             Series 2017-FL1, Class B, 4.397% (1 Month USD
                             LIBOR + 250 bps), 4/15/27 (144A)                                      103,000
          100,000(d)         BAMLL Commercial Mortgage Securities Trust, Series
                             2014-FL1, Class B, 3.977% (1 Month USD LIBOR
                             + 220 bps), 12/15/31 (144A)                                           100,676
           80,000            BANK, Series 2017-BNK5, Class AS, 3.624%, 6/15/60                      78,711
           50,000            BANK, Series 2017-BNK8, Class B, 3.931%, 11/15/50                      49,560
           65,047(a)(e)      Bayview Commercial Asset Trust, Series 2007-2A,
                             Class IO, 7/25/37 (144A)                                                   --
          150,000            Benchmark Mortgage Trust, Series 2018-B2, Class A4,
                             3.615%, 2/15/51                                                       148,971
            3,258(b)         CHL Mortgage Pass-Through Trust, Series 2003-56,
                             Class 4A2, 3.755%, 12/25/33                                             3,337
          100,000(b)         Citigroup Commercial Mortgage Trust, Series 2014-GC19,
                             Class B, 4.805%, 3/10/47                                              102,930
           75,000(b)         Citigroup Commercial Mortgage Trust, Series 2014-GC25,
                             Class B, 4.345%, 10/10/47                                              75,258
          100,000            Citigroup Commercial Mortgage Trust, Series 2015-GC27,
                             Class A5, 3.137%, 2/10/48                                              97,394
          250,000            Citigroup Commercial Mortgage Trust, Series 2016-P5,
                             Class D, 3.0%, 10/10/49 (144A)                                        197,087
          100,000(d)         CLNS Trust, Series 2017-IKPR, Class C, 2.997% (1 Month
                             USD LIBOR + 110 bps), 6/11/32 (144A)                                  100,187
          100,000(d)         Cold Storage Trust, Series 2017-ICE3, Class C, 3.247%
                             (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                         100,437

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
           50,000            COMM Mortgage Trust, Series 2013-LC6, Class A4,
                             2.941%, 1/10/46                                                  $     49,075
          100,000(b)         COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                             3.807%, 5/10/48 (144A)                                                 98,864
          100,000(b)         COMM Mortgage Trust, Series 2015-CR25, Class B,
                             4.697%, 8/10/48                                                       102,314
          200,000            COMM Mortgage Trust, Series 2015-CR26, Class A3,
                             3.359%, 10/10/48                                                      196,619
           90,000            Commercial Mortgage Pass Through Certificates, Series
                             2012-CR3, Class A3, 2.822%, 10/15/45                                   88,015
          244,786            Commercial Mortgage Pass Through Certificates, Series
                             2016-CR28, Class AHR, 3.651%, 2/10/49                                 244,959
           50,000(b)         CSAIL Commercial Mortgage Trust, Series 2016-C5,
                             Class C, 4.687%, 11/15/48                                              49,744
           25,000            GS Mortgage Securities Corp. II, Series 2013-GC10,
                             Class B, 3.682%, 2/10/46 (144A)                                        24,783
          150,000(b)         GS Mortgage Securities RE-Remic Trust, Series
                             2015-FRR1, Class K3A, 4.727%, 6/27/41                                 148,010
          100,000(d)         IMT Trust, Series 2017-APTS, Class BFL, 2.847% (1 Month
                             USD LIBOR + 95 bps), 6/15/34 (144A)                                    99,937
           54,757(d)         Interstar Millennium Trust, Series 2003-3G, Class A2,
                             2.792% (3 Month USD LIBOR + 50 bps), 9/27/35                           53,033
           27,832            JP Morgan Chase Commercial Mortgage Securities Trust,
                             Series 2011-C5, Class A3, 4.171%, 8/15/46                              28,500
           75,000            JP Morgan Chase Commercial Mortgage Securities Trust,
                             Series 2012-LC9, Class A5, 2.84%, 12/15/47                             73,274
           78,435(b)         JP Morgan Mortgage Trust, Series 2016-3, Class 2A1,
                             3.0%, 10/25/46 (144A)                                                  77,019
          194,749(b)         JP Morgan Mortgage Trust, Series 2016-4, Class A5,
                             3.5%, 10/25/46 (144A)                                                 193,273
           50,000            JPMBB Commercial Mortgage Securities Trust, Series
                             2014-C22, Class A4, 3.801%, 9/15/47                                    50,726
          100,000(b)         Morgan Stanley Bank of America Merrill Lynch Trust,
                             Series 2015-C22, Class D, 4.382%, 4/15/48 (144A)                       84,231
          100,000            Morgan Stanley Bank of America Merrill Lynch Trust,
                             Series 2015-C25, Class D, 3.068%, 10/15/48                             82,239
          200,000            Morgan Stanley Capital I Trust, Series 2016-UBS9,
                             Class D, 3.0%, 3/15/49 (144A)                                         161,805
           34,418(b)         NRP Mortgage Trust, Series 2013-1, Class A1, 3.25%,
                             7/25/43 (144A)                                                         33,367
GBP        35,827(d)         Paragon Secured Finance No. 1 Plc, Series 1, Class A,
                             0.947% (3 Month GBP LIBOR + 40 bps), 11/15/35                          49,038
          214,658(b)         Sequoia Mortgage Trust, Series 2013-4, Class A2,
                             2.5%, 4/25/43                                                         201,468
                                                                                              ------------
                             Total Banks                                                      $  3,437,076
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 19

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.0%+
                             Other Diversified Financial Services -- 0.0%+
              365(d)         RALI Trust, Series 2002-QS16, Class A2, 2.447%
                             (1 Month USD LIBOR + 55 bps), 10/25/17                           $        365
                                                                                              ------------
                             Total Diversified Financials                                     $        365
----------------------------------------------------------------------------------------------------------
                             GOVERNMENT -- 0.4%
                             Government -- 0.4%
            5,517            Federal National Mortgage Association REMICS, Series
                             2009-36, Class HX, 4.5%, 6/25/29                                 $      5,700
           45,000(b)         FREMF Mortgage Trust, Series 2010-K9, Class B, 5.373%,
                             9/25/45 (144A)                                                         46,883
           50,000(b)         FREMF Mortgage Trust, Series 2015-K51, Class B,
                             4.088%, 10/25/48 (144A)                                                49,909
           19,417            Government National Mortgage Association, Series
                             2005-61, Class UZ, 5.25%, 8/16/35                                      20,631
           21,048            Government National Mortgage Association, Series
                             2009-83, Class EB, 4.5%, 9/20/39                                       21,877
          199,413            Government National Mortgage Association, Series
                             2018-20, Class A, 2.5%, 9/16/49                                       194,730
                                                                                              ------------
                             Total Government                                                 $    339,730
----------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $3,848,092)                                                $  3,777,171
----------------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 31.7% of Net Assets
                             AUTOMOBILES & COMPONENTS -- 0.7%
                             Auto Parts & Equipment -- 0.1%
EUR       100,000            Schaeffler Finance BV, 3.25%, 5/15/25                            $    128,793
----------------------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 0.6%
          110,000            Ford Motor Co., 4.346%, 12/8/26                                  $    107,944
           90,000            General Motors Co., 6.6%, 4/1/36                                      100,826
EUR       100,000            Harman Finance International SCA, 2.0%, 5/27/22                       127,196
          120,000            Nissan Motor Acceptance Corp., 3.15%, 3/15/21 (144A)                  119,379
                                                                                              ------------
                                                                                              $    455,345
                                                                                              ------------
                             Total Automobiles & Components                                   $    584,138
----------------------------------------------------------------------------------------------------------
                             BANKS -- 5.4%
                             Diversified Banks -- 4.8%
          200,000            Access Bank Plc, 10.5%, 10/19/21 (144A)                          $    222,936
INR     2,160,000            Asian Development Bank, 5.9%, 12/20/22                                 31,543
INR     2,100,000            Asian Development Bank, 6.2%, 10/6/26                                  30,401
INR     1,740,000            Asian Development Bank, 6.45%, 8/8/21                                  26,002
EUR       200,000(b)         Barclays Plc, 2.625% (5 Year EUR Swap Rate
                             + 245 bps), 11/11/25                                                  249,910
          200,000(b)         BBVA Bancomer SA, 5.125% (5 Year CMT Index
                             + 265 bps), 1/18/33 (144A)                                            188,750
EUR       150,000            BNP Paribas SA, 2.375%, 2/17/25                                       190,405
EUR       200,000            BPCE SA, 2.875%, 4/22/26                                              260,819

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Diversified Banks -- (continued)
EUR       200,000            CaixaBank SA, 1.125%, 5/17/24                                    $    241,155
          140,000(d)         Canadian Imperial Bank of Commerce, 2.678% (3 Month
                             USD LIBOR + 32 bps), 2/2/21                                           139,944
           75,000            Cooperatieve Rabobank UA, 3.875%, 2/8/22                               76,226
EUR       200,000(b)(c)      Erste Group Bank AG, 8.875% (5 Year EUR Swap
                             Rate + 902 bps)                                                       292,662
ARS     1,280,000            European Bank for Reconstruction & Development,
                             0.0% 2/1/19                                                            52,378
EUR       100,000            HSBC Holdings Plc, 0.875%, 9/6/24                                     119,830
EUR       200,000(b)         ING Groep NV, 3.0% (5 Year EUR Swap Rate
                             + 285 bps), 4/11/28                                                   260,720
EUR       100,000(b)         Jyske Bank AS, 2.25% (5 Year EUR Swap Rate
                             + 190 bps), 4/5/29                                                    122,814
          200,000            Lloyds Banking Group Plc, 4.65%, 3/24/26                              198,764
EUR       200,000(b)(c)      Lloyds Banking Group Plc, 6.375% (5 Year EUR Swap
                             Rate + 529 bps)                                                       262,762
          100,000            Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                           107,943
EUR       100,000(d)         Mediobanca Banca di Credito Finanziario S.p.A.,
                             0.472% (3 Month EURIBOR + 80 bps), 5/18/22                            122,497
          200,000            QNB Finansbank AS, 4.875%, 5/19/22 (144A)                             191,333
          200,000(b)(c)      Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                             Swap Rate + 572 bps)                                                  218,750
EUR       200,000            UBS Group Funding Switzerland AG, 1.75%, 11/16/22                     252,520
                                                                                              ------------
                                                                                              $  3,861,064
----------------------------------------------------------------------------------------------------------
                             Regional Banks -- 0.1%
           90,000(b)         SunTrust Bank, 2.59% (3 Month USD LIBOR
                             + 30 bps), 1/29/21                                               $     89,141
----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 0.5%
EUR       100,000            Leeds Building Society, 1.375%, 5/5/22                           $    123,697
GBP       125,000            Nationwide Building Society, 3.0%, 5/6/26                             180,449
EUR       100,000            Nykredit Realkredit AS, 0.75%, 7/14/21                                122,453
                                                                                              ------------
                                                                                              $    426,599
                                                                                              ------------
                             Total Banks                                                      $  4,376,804
----------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.7%
                             Aerospace & Defense -- 0.4%
           50,000            Embraer Netherlands Finance BV, 5.4%, 2/1/27                     $     53,375
          125,000            Rockwell Collins, Inc., 3.2%, 3/15/24                                 120,089
EUR       100,000            TA MFG., Ltd., 3.625%, 4/15/23 (144A)                                 122,921
                                                                                              ------------
                                                                                              $    296,385
----------------------------------------------------------------------------------------------------------
                             Building Products -- 0.2%
           30,000            Masco Corp., 4.375%, 4/1/26                                      $     30,187
           19,000            Masco Corp., 5.95%, 3/15/22                                            20,574
           35,000            Owens Corning, 3.4%, 8/15/26                                           32,834

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 21

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Building Products -- (continued)
           35,000            Owens Corning, 4.2%, 12/1/24                                     $     34,858
           30,000            Standard Industries, Inc., 5.375%, 11/15/24 (144A)                     30,394
                                                                                              ------------
                                                                                              $    148,847
----------------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.1%
EUR       100,000            Legrand SA, 1.875%, 7/6/32                                       $    125,163
                                                                                              ------------
                             Total Capital Goods                                              $    570,395
----------------------------------------------------------------------------------------------------------
                             COMMERCIAL & PROFESSIONAL SERVICES -- 0.2%
                             Environmental & Facilities Services -- 0.2%
EUR       100,000            ISS Global AS, 1.125%, 1/9/20                                    $    122,811
                                                                                              ------------
                             Total Commercial & Professional Services                         $    122,811
----------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.4%
                             Casinos & Gaming -- 0.1%
           50,000            Scientific Games International, Inc., 10.0%, 12/1/22             $     53,890
----------------------------------------------------------------------------------------------------------
                             Education Services -- 0.1%
           25,000            Massachusetts Institute of Technology, 5.6%, 7/1/11              $     32,363
           75,000            Tufts University, 5.017%, 4/15/12                                      82,100
                                                                                              ------------
                                                                                              $    114,463
----------------------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 0.2%
EUR       100,000            Accor SA, 1.25%, 1/25/24                                         $    121,221
                                                                                              ------------
                             Total Consumer Services                                          $    289,574
----------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 4.9%
                             Asset Management & Custody Banks -- 0.3%
EUR       100,000            Azimut Holding S.p.A., 2.0%, 3/28/22                             $    125,311
          100,000            Blackstone Holdings Finance Co., LLC, 5.0%,
                             6/15/44 (144A)                                                        106,078
                                                                                              ------------
                                                                                              $    231,389
----------------------------------------------------------------------------------------------------------
                             Consumer Finance -- 2.1%
          125,000            Capital One Financial Corp., 4.25%, 4/30/25                      $    125,083
INR    81,420,000            International Finance Corp., 6.3%, 11/25/24                         1,205,183
INR    20,750,000            International Finance Corp., 8.25%, 6/10/21                           325,040
                                                                                              ------------
                                                                                              $  1,655,306
----------------------------------------------------------------------------------------------------------
                             Diversified Capital Markets -- 0.8%
          200,000(b)(c)      Credit Suisse Group AG, 7.125% (5 Year USD Swap
                             Rate + 511 bps)                                                  $    209,800
          150,000            Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                       150,000
EUR       200,000(b)(c)      Intesa Sanpaolo S.p.A., 7.75% (5 Year EUR Swap
                             Rate + 719 bps)                                                       296,287
           10,000            Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                            10,428
                                                                                              ------------
                                                                                              $    666,515
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.4%
EUR       100,000            Goldman Sachs Group, Inc., 1.625%, 7/27/26                       $    121,058
          105,000(b)         Goldman Sachs Group, Inc., 4.223% (3 Month USD
                             LIBOR + 130 bps), 5/1/29                                              103,211
           75,000            Morgan Stanley, 4.1%, 5/22/23                                          75,497
           50,000            Morgan Stanley, 4.875%, 11/1/22                                        51,904
                                                                                              ------------
                                                                                              $    351,670
----------------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- 0.6%
IDR                          European Bank for Reconstruction & Development,
    3,352,500,000            6.45%, 12/13/22                                                  $    240,199
IDR                          European Investment Bank,
    2,440,000,000            7.2%, 7/9/19 (144A)                                                   175,906
NZD       100,000            JPMorgan Chase & Co., 4.25%, 11/2/18                                   70,914
                                                                                              ------------
                                                                                              $    487,019
----------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.7%
           56,000            Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                    $     59,137
          200,000            Gerdau Trade, Inc., 4.875%, 10/24/27 (144A)                           193,500
EUR       100,000            Holcim Finance Luxembourg SA, 2.25%, 5/26/28                          124,799
          200,000            MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                   190,791
                                                                                              ------------
                                                                                              $    568,227
                                                                                              ------------
                             Total Diversified Financials                                     $  3,960,126
----------------------------------------------------------------------------------------------------------
                             ENERGY -- 4.6%
                             Integrated Oil & Gas -- 1.5%
EUR       175,000            BP Capital Markets Plc, 1.373%, 3/3/22                           $    219,658
          240,000            Petrobras Global Finance BV, 5.299%, 1/27/25 (144A)                   236,040
          155,000            Petroleos Mexicanos, 3.5%, 1/30/23                                    146,708
EUR       100,000            Petroleos Mexicanos, 5.125%, 3/15/23                                  137,119
EUR       200,000(b)         Repsol International Finance BV, 4.5% (EUR Swap
                             Rate + 420 bps), 3/25/75                                              265,193
EUR       100,000(b)(c)      TOTAL SA, 2.25% (5 Year EUR Swap Rate + 186 bps)                      124,814
ARS     2,154,200            YPF SA, 16.5%, 5/9/22 (144A)                                           97,332
                                                                                              ------------
                                                                                              $  1,226,864
----------------------------------------------------------------------------------------------------------
                             Oil & Gas Drilling -- 0.1%
          100,000            Rowan Cos., Inc., 4.75%, 1/15/24                                 $     85,750
----------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.7%
           75,000            Antero Resources Corp., 5.625%, 6/1/23                           $     76,593
          130,000            Canadian Natural Resources, Ltd., 6.25%, 3/15/38                      155,482
           95,000            Continental Resources, Inc., 4.375%, 1/15/28 (144A)                    93,397
          100,000            Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%,
                             10/1/25 (144A)                                                         99,000
          100,000            Range Resources Corp., 5.0%, 3/15/23                                   96,200
                                                                                              ------------
                                                                                              $    520,672
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 23

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.4%
           80,000            Andeavor, 5.375%, 10/1/22                                        $     82,248
           85,000            EnLink Midstream Partners LP, 5.45%, 6/1/47                            82,043
          125,000            Phillips 66 Partners LP, 3.75%, 3/1/28                                119,158
           29,000            Valero Energy Corp., 6.625%, 6/15/37                                   36,213
           21,000            Valero Energy Corp., 9.375%, 3/15/19                                   22,165
                                                                                              ------------
                                                                                              $    341,827
----------------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 1.9%
           20,000            Boardwalk Pipelines LP, 4.95%, 12/15/24                          $     20,430
           55,000            Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                     53,762
           75,000            DCP Midstream Operating LP, 5.6%, 4/1/44                               73,500
           25,000            DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                      26,313
           75,000            Enable Midstream Partners LP, 3.9%, 5/15/24                            72,568
          100,000            Enable Midstream Partners LP, 4.4%, 3/15/27                            96,897
          109,000            Energy Transfer Equity LP, 5.5%, 6/1/27                               109,000
          100,000            Energy Transfer Equity LP, 5.875%, 1/15/24                            102,125
           81,000            Enterprise Products Operating LLC, 2.8%, 2/15/21                       80,023
          225,000            Kinder Morgan, Inc., 5.55%, 6/1/45                                    230,458
          125,000            MPLX LP, 4.875%, 12/1/24                                              129,582
          160,000            Plains All American Pipeline LP / PAA Finance Corp.,
                             4.65%, 10/15/25                                                       160,286
           60,000            Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                            61,914
           10,000            Spectra Energy Capital LLC, 6.75%, 7/15/18                             10,074
           60,000            Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                 59,866
          165,000            Western Gas Partners LP, 4.5%, 3/1/28                                 162,990
           53,000            Williams Cos., Inc., 4.55%, 6/24/24                                    52,801
           37,000            Williams Cos., Inc., 5.75%, 6/24/44                                    38,573
           13,000            Williams Cos., Inc., 7.75%, 6/15/31                                    15,795
                                                                                              ------------
                                                                                              $  1,556,957
                                                                                              ------------
                             Total Energy                                                     $  3,732,070
----------------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.3%
                             Drug Retail -- 0.2%
          165,000            CVS Health Corp., 4.1%, 3/25/25                                  $    164,406
           11,933            CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                         12,611
                                                                                              ------------
                                                                                              $    177,017
----------------------------------------------------------------------------------------------------------
                             Food Retail -- 0.1%
           75,000            Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)            $     70,993
                                                                                              ------------
                             Total Food & Staples Retailing                                   $    248,010
----------------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 1.2%
                             Distillers & Vintners -- 0.1%
           55,000            Constellation Brands, Inc., 2.25%, 11/6/20                       $     53,750
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.8%
          100,000            Bacardi, Ltd., 5.3%, 5/15/48 (144A)                              $     98,675
GBP       100,000            Boparan Finance Plc, 5.5%, 7/15/21 (144A)                             130,460
           70,000            Kraft Heinz Foods Co., 3.95%, 7/15/25                                  68,957
          200,000            Marfrig Holding Europe BV, 8.0%, 6/8/23 (144A)                        202,250
           90,000            Post Holdings, Inc., 5.0%, 8/15/26 (144A)                              84,375
           65,000            Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                           63,987
                                                                                              ------------
                                                                                              $    648,704
----------------------------------------------------------------------------------------------------------
                             Tobacco -- 0.3%
EUR       100,000            BAT Capital Corp., 1.125%, 11/16/23                              $    121,111
EUR       100,000            Imperial Brands Finance Plc, 2.25%, 2/26/21                           126,998
                                                                                              ------------
                                                                                              $    248,109
                                                                                              ------------
                             Total Food, Beverage & Tobacco                                   $    950,563
----------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.4%
                             Health Care Distributors -- 0.2%
           55,000            AmerisourceBergen Corp., 3.45%, 12/15/27                         $     51,390
          116,000            Cardinal Health, Inc., 3.079%, 6/15/24                                109,787
                                                                                              ------------
                                                                                              $    161,177
----------------------------------------------------------------------------------------------------------
                             Health Care Equipment -- 0.5%
          190,000(d)         Becton Dickinson & Co., 2.944% (3 Month USD
                             LIBOR + 88 bps), 12/29/20                                        $    190,479
          100,000            Boston Scientific Corp., 4.0%, 3/1/28                                  98,993
          120,000            Medtronic, Inc., 3.15%, 3/15/22                                       119,729
                                                                                              ------------
                                                                                              $    409,201
----------------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 0.1%
           35,000            CHS/Community Health Systems, Inc., 6.875%, 2/1/22               $     18,998
           35,000            Kindred Healthcare, Inc., 6.375%, 4/15/22                              35,919
                                                                                              ------------
                                                                                              $     54,917
----------------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.2%
          173,000            Rede D'or Finance S.a.r.l., 4.95%, 1/17/28 (144A)                $    159,809
----------------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.1%
EUR       100,000            Quintiles IMS, Inc., 2.875%, 9/15/25 (144A)                      $    117,860
----------------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.3%
           38,000            Anthem, Inc., 3.35%, 12/1/24                                     $     36,501
           40,000            Anthem, Inc., 3.65%, 12/1/27                                           38,079
            6,000            Anthem, Inc., 4.101%, 3/1/28                                            5,883
           30,000            Centene Corp., 5.625%, 2/15/21                                         30,787
           25,000            Centene Corp., 6.125%, 2/15/24                                         26,188
           80,000            Humana, Inc., 3.95%, 3/15/27                                           78,944
                                                                                              ------------
                                                                                              $    216,382
                                                                                              ------------
                             Total Health Care Equipment & Services                           $  1,119,346
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 25

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             INSURANCE -- 2.3%
                             Insurance Brokers -- 0.1%
          100,000            Brown & Brown, Inc., 4.2%, 9/15/24                               $    100,952
----------------------------------------------------------------------------------------------------------
                             Life & Health Insurance -- 0.5%
EUR       100,000(b)         CNP Assurances, 6.0% (3 Month EURIBOR
                             + 447 bps), 9/14/40                                              $    135,198
EUR       100,000(b)(c)      NN Group NV, 4.375% (3 Month EURIBOR + 390 bps)                       130,918
           45,000            Protective Life Corp., 7.375%, 10/15/19                                47,670
          100,000            Teachers Insurance & Annuity Association of America,
                             4.9%, 9/15/44 (144A)                                                  107,324
                                                                                              ------------
                                                                                              $    421,110
----------------------------------------------------------------------------------------------------------
                             Multi-line Insurance -- 1.1%
EUR       100,000(b)(c)      Allianz SE, 3.375% (10 Year EUR Ice Swap Rate + 320 bps)         $    129,178
EUR       200,000            Assicurazioni Generali S.p.A., 4.125%, 5/4/26                         269,862
EUR       100,000(b)         Aviva Plc, 6.125% (5 Year EUR Swap Rate
                             + 513 bps), 7/5/43                                                    145,993
EUR       100,000(b)(c)      AXA SA, 3.875% (EUR Swap Rate + 325 bps)                              130,173
           60,000            AXA SA, 8.6%, 12/15/30                                                 81,150
          150,000            Liberty Mutual Group, Inc., 4.85%, 8/1/44 (144A)                      153,405
                                                                                              ------------
                                                                                              $    909,761
----------------------------------------------------------------------------------------------------------
                             Property & Casualty Insurance -- 0.3%
EUR       100,000(b)         Credit Logement SA, 1.35% (5 Year EUR Swap Rate
                             + 90 bps), 11/28/29                                              $    118,120
           35,000            Delphi Financial Group, Inc., 7.875%, 1/31/20                          37,625
          100,000(b)         Farmers Insurance Exchange, 4.747% (3 Month USD
                             LIBOR + 323 bps), 11/1/57 (144A)                                       93,500
                                                                                              ------------
                                                                                              $    249,245
----------------------------------------------------------------------------------------------------------
                             Reinsurance - 0.3%
           30,000+(f)(g)     Lorenz Re 2016, Variable Rate Notes, 3/31/19                     $        408
           30,000+(f)(g)     Lorenz Re 2017, Variable Rate Notes, 3/31/20                           26,028
EUR       100,000(f)(g)      Muenchener Rueckversicherungs-Gesellschaft AG in
                             Muenchen, Variable Rate Notes, 5/26/42                                145,752
           30,000+(f)(g)     Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                          232
           30,000+(f)(g)     Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                          286
           50,000+(f)(g)     Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                          786
           50,000+(f)(g)     Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                       52,540
                                                                                              ------------
                                                                                              $    226,032
                                                                                              ------------
                             Total Insurance                                                  $  1,907,100
----------------------------------------------------------------------------------------------------------
                             MATERIALS -- 1.3%
                             Construction Materials -- 0.5%
EUR       100,000            Buzzi Unicem S.p.A., 2.125%, 4/28/23                             $    126,526
EUR       125,000            CRH Finance, DAC, 3.125%, 4/3/23                                      168,802
EUR       100,000            HeidelbergCement AG, 2.25%, 6/3/24                                    128,594
                                                                                              ------------
                                                                                              $    423,922
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Diversified Chemicals -- 0.2%
EUR       100,000            Arkema SA, 1.5%, 1/20/25                                         $    124,578
           85,000            CF Industries, Inc., 3.45%, 6/1/23                                     80,750
                                                                                              ------------
                                                                                              $    205,328
----------------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.2%
EUR       100,000            Anglo American Capital Plc, 3.25%, 4/3/23                        $    133,005
----------------------------------------------------------------------------------------------------------
                             Paper Packaging -- 0.2%
           50,000            International Paper Co., 4.8%, 6/15/44                           $     49,297
            5,000            International Paper Co., 6.0%, 11/15/41                                 5,611
EUR       100,000            SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                     125,643
                                                                                              ------------
                                                                                              $    180,551
----------------------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 0.2%
EUR       100,000            Covestro AG, 1.75%, 9/25/24                                      $    126,909
                                                                                              ------------
                             Total Materials                                                  $  1,069,715
----------------------------------------------------------------------------------------------------------
                             MEDIA -- 1.0%
                             Broadcasting -- 0.2%
          200,000            CSC Holdings LLC, 5.375%, 2/1/28 (144A)                          $    187,000
----------------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.6%
          180,000            Charter Communications Operating LLC / Charter
                             Communications Operating Capital, 6.384%, 10/23/35               $    196,381
          115,000            Cox Communications, Inc., 3.35%, 9/15/26 (144A)                       107,898
EUR       150,000            Sky Plc, 1.5%, 9/15/21                                                188,120
                                                                                              ------------
                                                                                              $    492,399
----------------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.2%
EUR       100,000            WMG Acquisition Corp., 4.125%, 11/1/24 (144A)                    $    126,838
                                                                                              ------------
                             Total Media                                                      $    806,237
----------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 1.0%
                             Biotechnology -- 0.2%
          190,000            Biogen, Inc., 5.2%, 9/15/45                                      $    199,432
----------------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 0.8%
          125,000            Mylan NV, 3.95%, 6/15/26                                         $    118,761
          200,000            Perrigo Finance Unlimited Co., 3.9%, 12/15/24                         196,210
          206,000            Shire Acquisitions Investments Ireland, DAC,
                             2.875%, 9/23/23                                                       194,349
EUR       100,000            Valeant Pharmaceuticals International, Inc., 4.5%, 5/15/23            109,757
                                                                                              ------------
                                                                                              $    619,077
                                                                                              ------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences             $    818,509
----------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 1.6%
                             Diversified REITs -- 0.9%
EUR       100,000(b)(c)      ATF Netherlands BV, 3.75% (5 Year EUR Swap
                             Rate + 438 bps)                                                  $    125,078
          200,000            Boston Properties LP, 3.8%, 2/1/24                                    198,815

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 27

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Diversified REIT -- (continued)
           55,000            Essex Portfolio LP, 3.625%, 5/1/27                               $     52,629
EUR       200,000            GELF Bond Issuer I SA, 0.875%, 10/20/22                               242,790
EUR       100,000            Merlin Properties Socimi SA, 2.225%, 4/25/23                          127,488
                                                                                              ------------
                                                                                              $    746,800
----------------------------------------------------------------------------------------------------------
                             Health Care REIT -- 0.1%
           60,000            Healthcare Trust of America Holdings LP, 3.75%, 7/1/27           $     56,798
----------------------------------------------------------------------------------------------------------
                             Office REIT -- 0.1%
           25,000            Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23             $     25,042
           40,000            Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                    41,349
           35,000            Highwoods Realty LP, 3.625%, 1/15/23                                   34,316
                                                                                              ------------
                                                                                              $    100,707
----------------------------------------------------------------------------------------------------------
                             Real Estate Development -- 0.3%
EUR       100,000            Akelius Residential Property AB, 1.125%, 3/14/24                 $    117,909
EUR       100,000            Annington Funding Plc, 1.65%, 7/12/24                                 121,087
                                                                                              ------------
                                                                                              $    238,996
----------------------------------------------------------------------------------------------------------
                             Residential REIT -- 0.1%
           50,000            UDR, Inc., 4.0%, 10/1/25                                         $     49,539
----------------------------------------------------------------------------------------------------------
                             Specialized REIT -- 0.1%
          100,000            Uniti Group LP / Uniti Group Finance, Inc. / CSL
                             Capital LLC, 6.0%, 4/15/23 (144A)                                $     97,750
                                                                                              ------------
                             Total Real Estate                                                $  1,290,590
----------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.2%
                             Internet & Direct Marketing Retail -- 0.2%
          125,000            Booking Holdings, Inc., 3.55%, 3/15/28                           $    118,925
           50,000            Expedia, Inc., 3.8%, 2/15/28                                           45,607
                                                                                              ------------
                             Total Retailing                                                  $    164,532
----------------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.1%
                             Semiconductors -- 0.1%
           75,000            Broadcom Corp. / Broadcom Cayman Finance, Ltd.,
                             3.125%, 1/15/25                                                  $     69,537
           15,000            Broadcom Corp. / Broadcom Cayman Finance, Ltd.,
                             3.625%, 1/15/24                                                        14,573
                                                                                              ------------
                             Total Semiconductors & Semiconductor Equipment                   $     84,110
----------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.1%
                             Application Software -- 0.1%
           90,000            salesforce.com, Inc., 3.7%, 4/11/28                              $     89,135
                                                                                              ------------
                             Total Software & Services                                        $     89,135
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28  Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                             Electronic Components -- 0.2%
           41,000            Amphenol Corp., 3.2%, 4/1/24                                     $     39,455
EUR       100,000            Belden, Inc., 2.875%, 9/15/25 (144A)                                  118,237
                                                                                              ------------
                                                                                              $    157,692
----------------------------------------------------------------------------------------------------------
                             Electronic Manufacturing Services -- 0.1%
          100,000            Flex, Ltd., 4.625%, 2/15/20                                      $    101,921
                                                                                              ------------
                             Total Technology Hardware & Equipment                            $    259,613
----------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 1.5%
                             Integrated Telecommunication Services -- 0.9%
           75,000            AT&T, Inc., 5.15%, 2/14/50                                       $     75,988
           40,000            Frontier Communications Corp., 7.125%, 1/15/23                         28,600
GBP       100,000            Koninklijke KPN NV, 5.0%, 11/18/26                                    159,149
EUR       125,000(b)(c)      Orange SA, 5.0% (5 Year EUR Swap Rate + 399 bps)                      175,286
EUR       100,000            TDC AS, 1.75%, 2/27/27                                                120,142
EUR       100,000            Telekom Finanzmanagement GmbH, 3.5%, 7/4/23                           137,971
           25,000            Unison Ground Lease Funding LLC, 2.981%, 3/15/20 (144A)                24,518
                                                                                              ------------
                                                                                              $    721,654
----------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.6%
           30,000            Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                  $     30,956
          200,000            Digicel, Ltd., 6.0%, 4/15/21 (144A)                                   190,250
          200,000            MTN Mauritius Investment, Ltd., 6.5%, 10/13/26 (144A)                 212,002
           50,000            SBA Tower Trust, 2.877%, 7/9/21 (144A)                                 49,074
           50,000            Sprint Corp., 7.25%, 9/15/21                                           53,063
                                                                                              ------------
                                                                                              $    535,345
                                                                                              ------------
                             Total Telecommunication Services                                 $  1,256,999
----------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.5%
                             Airlines -- 0.0%+
            5,530            Delta Air Lines 2010-2 Class A Pass Through Trust,
                             4.95%, 5/23/19                                                   $      5,590
           15,000            Delta Air Lines, Inc., 2.875%, 3/13/20                                 14,923
                                                                                              ------------
                                                                                              $     20,513
----------------------------------------------------------------------------------------------------------
                             Highways & Railtracks -- 0.3%
EUR       100,000            Brisa Concessao Rodoviaria SA, 2.0%, 3/22/23                     $    128,229
EUR       100,000(b)(c)      Ferrovial Netherlands BV, 2.124% (5 Year EUR Swap
                             Rate + 213 bps)                                                       116,608
                                                                                              ------------
                                                                                              $    244,837
----------------------------------------------------------------------------------------------------------
                             Trucking -- 0.2%
           80,000            Penske Truck Leasing Co. LP / PTL Finance Corp.,
                             3.375%, 2/1/22 (144A)                                            $     79,268
           90,000            Penske Truck Leasing Co. LP / PTL Finance Corp., 3.95%,
                             3/10/25 (144A)                                                         89,075
                                                                                              ------------
                                                                                              $    168,343
                                                                                              ------------
                             Total Transportation                                             $    433,693
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 29

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             UTILITIES -- 2.1%
                             Electric Utilities -- 1.2%
EUR       200,000(b)(c)      Alliander NV, 1.625% (5 Year EUR Swap Rate + 95 bps)             $    240,798
EUR       100,000            Coentreprise de Transport d'Electricite SA, 0.875%, 9/29/24           120,326
EUR       100,000            EDP Finance BV, 1.875%, 9/29/23                                       127,432
EUR       100,000(b)(c)      Electricite de France SA, 4.25% (EUR Swap
                             Rate + 302 bps)                                                       127,266
GBP        75,000            innogy Finance BV, 5.625%, 12/6/23                                    122,221
           85,000            NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                   81,666
           50,000(b)(c)      Southern California Edison Co., 6.25% (3 Month USD
                             LIBOR + 420 bps)                                                       53,000
EUR       100,000(b)(c)      TenneT Holding BV, 2.995% (5 Year EUR Swap
                             Rate + 253 bps)                                                       123,679
                                                                                              ------------
                                                                                              $    996,388
----------------------------------------------------------------------------------------------------------
                             Gas Utilities -- 0.6%
           15,000            Boston Gas Co., 3.15%, 8/1/27 (144A)                             $     14,252
GBP       125,000            Cadent Finance Plc, 2.125%, 9/22/28                                   162,100
           81,939            Nakilat, Inc., 6.267%, 12/31/33 (144A)                                 90,150
          180,000            Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                   169,548
                                                                                              ------------
                                                                                              $    436,050
----------------------------------------------------------------------------------------------------------
                             Multi-Utilities -- 0.2%
EUR       100,000            FCC Aqualia SA, 1.413%, 6/8/22                                   $    123,245
           65,000            Sempra Energy, 3.4%, 2/1/28                                            61,393
                                                                                              ------------
                                                                                              $    184,638
                                                                                              ------------
                             Total Utilities                                                  $  1,617,076
----------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $25,503,481)                                               $ 25,751,146
----------------------------------------------------------------------------------------------------------
                             SUPRANATIONAL BONDS -- 0.7% of Net Assets
NZD       505,000            International Bank for Reconstruction & Development,
                             3.5%, 1/22/21                                                    $    363,313
NZD        45,000            International Bank for Reconstruction & Development,
                             4.625%, 10/6/21                                                        33,531
AUD       185,000            International Bank for Reconstruction & Development,
                             5.75%, 10/21/19                                                       146,295
                                                                                              ------------
                                                                                              $    543,139
----------------------------------------------------------------------------------------------------------
                             TOTAL SUPRANATIONAL BONDS
                             (Cost $558,413)                                                  $    543,139
----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- 19.2% of Net Assets
           24,363            Fannie Mae, 3.0%, 5/1/31                                         $     24,196
           41,829            Fannie Mae, 3.0%, 2/1/43                                               40,721
           27,575            Fannie Mae, 3.0%, 3/1/43                                               26,845
           27,456            Fannie Mae, 3.0%, 5/1/43                                               26,726
           31,703            Fannie Mae, 3.0%, 5/1/43                                               30,843

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
           31,373            Fannie Mae, 3.0%, 6/1/45                                         $     30,476
           22,533            Fannie Mae, 3.0%, 9/1/46                                               21,771
           45,176            Fannie Mae, 3.0%, 10/1/46                                              43,647
           62,873            Fannie Mae, 3.0%, 11/1/46                                              60,745
           45,399            Fannie Mae, 3.0%, 1/1/47                                               44,039
           32,406            Fannie Mae, 3.0%, 3/1/47                                               31,309
          550,000            Fannie Mae, 3.0%, 5/1/48 (TBA)                                        530,492
           49,615            Fannie Mae, 3.5%, 6/1/42                                               49,630
          124,170            Fannie Mae, 3.5%, 9/1/42                                              124,205
          147,378            Fannie Mae, 3.5%, 5/1/44                                              147,238
           32,680            Fannie Mae, 3.5%, 2/1/45                                               32,587
           87,224            Fannie Mae, 3.5%, 2/1/45                                               87,255
           21,603            Fannie Mae, 3.5%, 6/1/45                                               21,502
           19,112            Fannie Mae, 3.5%, 8/1/45                                               19,014
           43,976            Fannie Mae, 3.5%, 8/1/45                                               43,757
           21,041            Fannie Mae, 3.5%, 9/1/45                                               21,046
           65,529            Fannie Mae, 3.5%, 9/1/45                                               65,102
           97,035            Fannie Mae, 3.5%, 10/1/45                                              96,569
           21,440            Fannie Mae, 3.5%, 1/1/46                                               21,314
           23,472            Fannie Mae, 3.5%, 7/1/46                                               23,334
           36,133            Fannie Mae, 3.5%, 9/1/46                                               35,925
           69,009            Fannie Mae, 3.5%, 12/1/46                                              68,601
           36,479            Fannie Mae, 3.5%, 1/1/47                                               36,306
           45,370            Fannie Mae, 3.5%, 1/1/47                                               45,238
           45,984            Fannie Mae, 3.5%, 1/1/47                                               45,712
          116,611            Fannie Mae, 3.5%, 2/1/47                                              115,922
           84,216            Fannie Mae, 3.5%, 5/1/47                                               83,718
           87,377            Fannie Mae, 3.5%, 5/1/47                                               86,861
           43,511            Fannie Mae, 3.5%, 7/1/47                                               43,254
           70,420            Fannie Mae, 3.5%, 7/1/47                                               70,004
          137,236            Fannie Mae, 3.5%, 8/1/47                                              136,425
          226,486            Fannie Mae, 3.5%, 10/1/47                                             225,148
           24,509            Fannie Mae, 3.5%, 11/1/47                                              24,364
           48,774            Fannie Mae, 3.5%, 12/1/47                                              48,481
           78,623            Fannie Mae, 3.5%, 12/1/47                                              78,148
           29,777            Fannie Mae, 3.5%, 1/1/48                                               29,595
           44,323            Fannie Mae, 3.5%, 2/1/48                                               44,057
        1,750,000            Fannie Mae, 3.5%, 5/1/48 (TBA)                                      1,737,422
           37,938            Fannie Mae, 4.0%, 10/1/40                                              39,108
           79,608            Fannie Mae, 4.0%, 1/1/42                                               81,696
           16,252            Fannie Mae, 4.0%, 2/1/42                                               16,687
           28,339            Fannie Mae, 4.0%, 5/1/42                                               29,082
          120,568            Fannie Mae, 4.0%, 10/1/43                                             123,573

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 31

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
           41,867            Fannie Mae, 4.0%, 11/1/43                                        $     42,962
           18,094            Fannie Mae, 4.0%, 10/1/44                                              18,477
           84,396            Fannie Mae, 4.0%, 11/1/44                                              86,158
           70,191            Fannie Mae, 4.0%, 10/1/45                                              71,605
          101,366            Fannie Mae, 4.0%, 11/1/45                                             103,955
           51,725            Fannie Mae, 4.0%, 12/1/45                                              52,734
           39,897            Fannie Mae, 4.0%, 6/1/46                                               40,668
           38,902            Fannie Mae, 4.0%, 8/1/46                                               39,654
           21,326            Fannie Mae, 4.0%, 11/1/46                                              21,754
           22,336            Fannie Mae, 4.0%, 11/1/46                                              22,784
          155,053            Fannie Mae, 4.0%, 1/1/47                                              158,269
           23,170            Fannie Mae, 4.0%, 4/1/47                                               23,719
           37,447            Fannie Mae, 4.0%, 4/1/47                                               38,188
           40,203            Fannie Mae, 4.0%, 4/1/47                                               41,155
           23,852            Fannie Mae, 4.0%, 6/1/47                                               24,326
           68,888            Fannie Mae, 4.0%, 6/1/47                                               70,259
           22,209            Fannie Mae, 4.0%, 7/1/47                                               22,650
           38,180            Fannie Mae, 4.0%, 8/1/47                                               38,943
           43,761            Fannie Mae, 4.0%, 12/1/47                                              44,638
          150,000            Fannie Mae, 4.0%, 4/1/48                                              153,008
        1,725,000            Fannie Mae, 4.0%, 5/1/48 (TBA)                                      1,756,939
            7,058            Fannie Mae, 4.5%, 11/1/40                                               7,429
           14,525            Fannie Mae, 4.5%, 12/1/40                                              15,290
           13,305            Fannie Mae, 4.5%, 4/1/41                                               14,006
           10,157            Fannie Mae, 4.5%, 5/1/41                                               10,715
           30,703            Fannie Mae, 4.5%, 11/1/43                                              32,123
           36,354            Fannie Mae, 4.5%, 2/1/44                                               38,071
           43,921            Fannie Mae, 4.5%, 2/1/44                                               46,016
           35,811            Fannie Mae, 4.5%, 5/1/46                                               37,335
           41,608            Fannie Mae, 4.5%, 2/1/47                                               43,549
          675,000            Fannie Mae, 4.5%, 5/1/48 (TBA)                                        703,107
           34,342            Fannie Mae, 5.0%, 8/1/31                                               36,487
           15,422            Fannie Mae, 5.0%, 6/1/40                                               16,579
           10,133            Fannie Mae, 5.5%, 10/1/35                                              11,020
           13,822            Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                         13,456
           15,606            Federal Home Loan Mortgage Corp., 3.0%, 1/1/43                         15,185
           31,443            Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                         30,572
           36,162            Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                         35,177
           58,986            Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                         57,378
           16,887            Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                         16,419
           23,059            Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                         22,269
           24,337            Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                        23,496
           67,567            Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                         65,241

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
           16,947            Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                  $     16,968
           89,854            Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                         89,656
          109,329            Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                       109,054
           19,015            Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                         18,963
           79,283            Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                         79,218
           34,017            Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                         33,898
           88,703            Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                         88,809
          111,166            Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                        111,119
           68,219            Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                        68,029
           24,150            Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                         24,012
           57,384            Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                         57,045
           57,095            Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                         56,753
           24,545            Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                        24,395
           29,479            Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                        29,300
           24,886            Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                         24,733
           49,300            Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                         48,998
          106,860            Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                        109,408
           32,221            Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                         33,027
          182,375            Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                        186,601
           13,192            Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                        13,497
           20,297            Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                         20,768
           35,499            Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                         36,322
           22,582            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                        23,120
           24,041            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                         24,613
           45,729            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                         46,717
           47,163            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                         48,286
          102,925            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                        105,176
          116,994            Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                        119,490
          214,097            Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                       218,375
          151,177            Federal Home Loan Mortgage Corp., 4.0%, 12/1/47                       154,396
           41,925            Federal Home Loan Mortgage Corp., 4.5%, 6/1/41                         44,059
           71,528            Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                         74,523
           21,565            Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                         23,099
           25,114            Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                        26,899
            3,884            Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                          4,168
            6,864            Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                         7,380
           13,466            Federal Home Loan Mortgage Corp., 6.0%, 8/1/37                         14,874
           14,826            Federal Home Loan Mortgage Corp., 6.5%, 1/1/38                         16,771
           28,893            Federal Home Loan Mortgage Corp., 6.5%, 4/1/38                         32,546
           54,659            Government National Mortgage Association I, 3.5%, 11/15/41             55,022
            9,910            Government National Mortgage Association I, 3.5%, 10/15/42              9,995
           32,453            Government National Mortgage Association I, 3.5%, 8/15/46              32,518
           36,913            Government National Mortgage Association I, 4.0%, 4/15/45              37,782

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 33

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
           56,335            Government National Mortgage Association I, 4.0%, 6/15/45        $     57,648
           27,610            Government National Mortgage Association I, 4.5%, 1/15/40              29,141
           21,695            Government National Mortgage Association I, 4.5%, 9/15/40              22,856
           10,731            Government National Mortgage Association I, 4.5%, 10/15/40             11,313
           19,786            Government National Mortgage Association I, 4.5%, 7/15/41              20,737
           34,498            Government National Mortgage Association II, 3.0%, 9/20/46             33,744
           31,407            Government National Mortgage Association II, 4.5%, 9/20/41             32,992
           73,955(d)         Government National Mortgage Association II, 4.5%, 9/20/44             75,654
           20,591            Government National Mortgage Association II, 4.5%, 10/20/44            21,658
           44,116            Government National Mortgage Association II, 4.5%, 11/20/44            46,401
          170,000            Government National Mortgage Association II, 4.5%, 4/20/48            177,266
        2,455,000(h)         U.S. Treasury Bills, 5/10/18                                        2,454,058
          433,522            U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                 417,041
          515,740            U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                511,369
          236,439            U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                  241,720
                                                                                              ------------
                                                                                              $ 15,627,435
----------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                             (Cost $15,825,751)                                               $ 15,627,435
----------------------------------------------------------------------------------------------------------
                             FOREIGN GOVERNMENT BONDS --
                             36.0% of Net Assets
                             Argentina -- 1.9%
          100,000            Argentine Republic Government International Bond,
                             6.875%, 1/26/27                                                  $     99,601
          300,000            Argentine Republic Government International Bond,
                             7.5%, 4/22/26                                                         314,400
          250,000            Autonomous City of Buenos Aires Argentina, 7.5%,
                             6/1/27 (144A)                                                         258,175
          300,000            Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                     333,000
          300,000            Provincia de Buenos Aires, 9.95%, 6/9/21 (144A)                       332,907
          210,000            Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (144A)               210,735
                                                                                              ------------
                                                                                              $  1,548,818
----------------------------------------------------------------------------------------------------------
                             Australia -- 3.9%
AUD     3,625,000            Australia Government Bond, 4.75%, 4/21/27                        $  3,161,736
----------------------------------------------------------------------------------------------------------
                             Austria -- 0.1%
EUR        50,000            Republic of Austria Government Bond, 4.15%,
                             3/15/37 (144A)                                                   $     90,658
----------------------------------------------------------------------------------------------------------
                             Bahamas -- 0.3%
          200,000            Bahamas Government International Bond, 6.0%,
                             11/21/28 (144A)                                                  $    207,000
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Bahrain -- 0.2%
          200,000            Bahrain Government International Bond, 7.0%,
                             10/12/28 (144A)                                                  $    190,693
----------------------------------------------------------------------------------------------------------
                             Brazil -- 1.1%
BRL     2,582,000            Brazilian Government International Bond, 12.5%, 1/5/22           $    879,003
----------------------------------------------------------------------------------------------------------
                             Canada -- 1.1%
CAD     1,125,000            Canadian Government Bond, 2.25%, 6/1/25                          $    877,235
----------------------------------------------------------------------------------------------------------
                             Cayman Islands -- 0.3%
          228,000            Brazil Minas SPE via State of Minas Gerais, 5.333%,
                             2/15/28 (144A)                                                   $    226,860
----------------------------------------------------------------------------------------------------------
                             Cote D'Ivoire -- 0.9%
EUR       100,000            Ivory Coast Government International Bond, 5.125%,
                             6/15/25 (144A)                                                   $    127,615
EUR       150,000            Ivory Coast Government International Bond, 5.25%,
                             3/22/30 (144A)                                                        183,527
          415,000            Ivory Coast Government International Bond, 6.375%,
                             3/3/28 (144A)                                                         417,677
                                                                                              ------------
                                                                                              $    728,819
----------------------------------------------------------------------------------------------------------
                             Dominican Republic -- 0.2%
DOP     8,000,000            Dominican Republic International Bond, 8.9%,
                             2/15/23 (144A)                                                   $    166,825
----------------------------------------------------------------------------------------------------------
                             Ecuador -- 0.1%
           78,947(d)         EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                             7.925% (3 Month USD LIBOR + 563 bps), 9/24/19                    $     78,932
----------------------------------------------------------------------------------------------------------
                             Egypt -- 0.5%
EGP     6,475,000(h)         Egypt Treasury Bills, 5/15/18                                    $    364,887
EGP     1,100,000(h)         Egypt Treasury Bills, 9/11/18                                          58,664
                                                                                              ------------
                                                                                              $    423,551
----------------------------------------------------------------------------------------------------------
                             Gabon -- 0.5%
          400,000            Gabon Government International Bond, 6.375%,
                             12/12/24 (144A)                                                  $    389,837
----------------------------------------------------------------------------------------------------------
                             Germany -- 1.8%
EUR     1,250,000            Bundesrepublik Deutschland Bundesanleihe,
                             0.25%, 2/15/27                                                   $  1,486,585
----------------------------------------------------------------------------------------------------------
                             Japan -- 5.4%
JPY   120,000,000            Japan Government Ten Year Bond, 0.1%, 9/20/26                    $  1,106,381
JPY    50,000,000            Japan Government Ten Year Bond, 1.0%, 12/20/21                        476,163
JPY   110,000,000            Japan Government Thirty Year Bond, 0.8%, 12/20/47                   1,021,570
JPY   190,000,000            Japan Government Twenty Year Bond, 0.6%, 12/20/37                   1,763,800
                                                                                              ------------
                                                                                              $  4,367,914
----------------------------------------------------------------------------------------------------------
                             Kenya -- 0.3%
          200,000            Kenya Government International Bond, 7.25%,
                             2/28/28 (144A)                                                   $    206,435
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 35

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Mexico -- 0.6%
MXN     3,830,000            Mexican Bonos, 4.75%, 6/14/18                                    $    203,732
MXN     2,400,000            Mexican Bonos, 6.5%, 6/9/22                                           124,230
MXN       300,000            Mexican Bonos, 7.5%, 6/3/27                                            16,039
MXN     3,461,259            Mexican Udibonos, 2.0%, 6/9/22                                        173,469
                                                                                              ------------
                                                                                              $    517,470
----------------------------------------------------------------------------------------------------------
                             New Zealand -- 2.6%
NZD     2,625,000            New Zealand Government Bond, 5.5%, 4/15/23                       $  2,114,386
----------------------------------------------------------------------------------------------------------
                             Nigeria -- 0.5%
          408,000            Africa Finance Corp., 4.375%, 4/29/20 (144A)                     $    407,743
----------------------------------------------------------------------------------------------------------
                             Norway -- 1.1%
NOK     6,750,000            Norway Government Bond, 4.5%, 5/22/19 (144A)                     $    874,824
----------------------------------------------------------------------------------------------------------
                             Oman -- 0.5%
          200,000            Oman Government International Bond, 5.375%,
                             3/8/27 (144A)                                                    $    190,465
          200,000            Oman Government International Bond, 5.625%,
                             1/17/28 (144A)                                                        190,994
                                                                                              ------------
                                                                                              $    381,459
----------------------------------------------------------------------------------------------------------
                             Paraguay -- 0.2%
          200,000            Paraguay Government International Bond, 4.7%,
                             3/27/27 (144A)                                                   $    199,000
----------------------------------------------------------------------------------------------------------
                             Portugal -- 0.2%
EUR       100,000            Portugal Obrigacoes do Tesouro OT, 4.95%,
                             10/25/23 (144A)                                                  $    149,225
----------------------------------------------------------------------------------------------------------
                             Saudi Arabia -- 0.4%
          300,000            Saudi Government International Bond, 4.0%,
                             4/17/25 (144A)                                                   $    295,721
----------------------------------------------------------------------------------------------------------
                             Senegal -- 0.2%
          200,000            Senegal Government International Bond, 6.25%,
                             5/23/33 (144A)                                                   $    192,766
----------------------------------------------------------------------------------------------------------
                             Slovenia -- 0.2%
EUR       150,000            Slovenia Government Bond, 1.25%, 3/22/27                         $    184,651
----------------------------------------------------------------------------------------------------------
                             South Korea -- 0.3%
INR    14,300,000            Export-Import Bank of Korea, 6.9%, 2/7/23                        $    211,432
----------------------------------------------------------------------------------------------------------
                             Sri Lanka -- 0.8%
          500,000            Sri Lanka Government International Bond, 5.75%,
                             4/18/23 (144A)                                                   $    496,838
          200,000            Sri Lanka Government International Bond, 6.2%,
                             5/11/27 (144A)                                                        192,964
                                                                                              ------------
                                                                                              $    689,802
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Sweden -- 4.1%
SEK     2,300,000            Sweden Government Bond, 2.5%, 5/12/25                            $    302,351
SEK    25,545,000            Sweden Government Bond, 4.25%, 3/12/19                              3,043,915
                                                                                              ------------
                                                                                              $  3,346,266
----------------------------------------------------------------------------------------------------------
                             Turkey -- 0.2%
          140,000            Hazine Mustesarligi Varlik Kiralama AS, 5.004%,
                             4/6/23 (144A)                                                    $    139,829
----------------------------------------------------------------------------------------------------------
                             United Kingdom -- 4.7%
GBP     1,500,000            United Kingdom Gilt, 0.5%, 7/22/22                               $  2,020,915
GBP       450,000            United Kingdom Gilt, 3.5%, 1/22/45                                    833,302
GBP       400,000            United Kingdom Gilt, 4.25%, 12/7/27                                   689,343
GBP       150,000            United Kingdom Gilt, 4.25%, 9/7/39                                    295,434
                                                                                              ------------
                                                                                              $  3,838,994
----------------------------------------------------------------------------------------------------------
                             Uruguay -- 0.8%
UYU     9,313,000            Uruguay Government International Bond, 8.5%,
                             3/15/28 (144A)                                                   $    312,395
UYU     8,516,000            Uruguay Government International Bond, 9.875%,
                             6/20/22 (144A)                                                        311,242
                                                                                              ------------
                                                                                              $    623,637
----------------------------------------------------------------------------------------------------------
                             TOTAL FOREIGN GOVERNMENT BONDS
                             (Cost $29,642,958)                                               $ 29,198,106
----------------------------------------------------------------------------------------------------------
                             MUNICIPAL BONDS -- 0.9% of Net Assets (i)
                             Higher Municipal Education -- 0.2%
           25,000            Baylor University, Series A, 4.313%, 3/1/42                      $     25,007
           25,000            California Educational Facilities Authority, Stanford
                             University, Series U-7, 5.0%, 6/1/46                                   32,039
           15,000            Massachusetts Development Finance Agency, Harvard
                             University, Series A, 5.0%, 7/15/40                                    19,101
           50,000            University of Virginia, Refunding General Green,
                             Series A-2, 5.0%, 4/1/45                                               56,068
                                                                                              ------------
                                                                                              $    132,215
----------------------------------------------------------------------------------------------------------
                             Municipal General -- 0.4%
           70,000            JobsOhio Beverage System, Series B, 3.985%, 1/1/29               $     71,551
           20,000            JobsOhio Beverage System, Series B, 4.532%, 1/1/35                     21,433
          125,000            Rhode Island Health & Educational Building Corp.,
                             Brown University, Series A, 4.0%, 9/1/47                              129,028
           30,000            Virginia Commonwealth Transportation Board,
                             Transportation Capital Projects, 4.0%, 5/15/31                         31,713
           30,000            Virginia Commonwealth Transportation Board,
                             Transportation Capital Projects, 4.0%, 5/15/32                         31,560
                                                                                              ------------
                                                                                              $    285,285
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 37

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Municipal Higher Education -- 0.0%+
           20,000            New York State Dormitory Authority, Columbia University,
                             Series A-2, 5.0%, 10/1/46                                        $     25,671
----------------------------------------------------------------------------------------------------------
                             Municipal Medical -- 0.0%+
           30,000            Illinois Finance Authority, Northwestern Memorial
                             Healthcare, 4.0%, 7/15/47                                        $     30,457
           10,000            Massachusetts Development Finance Agency, Partners
                             Healthcare System, 4.0%, 7/1/36                                        10,241
           15,000            Massachusetts Development Finance Agency, Partners
                             Healthcare System, 4.0%, 7/1/41                                        15,167
                                                                                              ------------
                                                                                              $     55,865
----------------------------------------------------------------------------------------------------------
                             Municipal Obligation -- 0.2%
          100,000(j)         Commonwealth of Pennsylvania, 1st Series, 4.0%, 1/1/29           $    105,698
           50,000(j)         State of Texas, Transportation Commission Mobility Fund,
                             Series A, 4.0%, 10/1/44                                                51,627
                                                                                              ------------
                                                                                              $    157,325
----------------------------------------------------------------------------------------------------------
                             Municipal School District -- 0.1%
           25,000(j)         Frisco Independent School District, 4.0%, 8/15/40
                             (PSF-GTD Insured)                                                $     25,916
           25,000(j)         Frisco Independent School District, 4.0%, 8/15/45
                             (PSF-GTD Insured)                                                      25,840
                                                                                              ------------
                                                                                              $     51,756
----------------------------------------------------------------------------------------------------------
                             Municipal Water -- 0.0%+
           15,000            JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/35        $     15,683
           15,000            JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/39              15,572
                                                                                              ------------
                                                                                              $     31,255
----------------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BONDS
                             (Cost $747,209)                                                  $    739,372
----------------------------------------------------------------------------------------------------------
                             SENIOR SECURED FLOATING RATE
                             LOAN INTERESTS -- 5.3% of Net Assets*(d)
                             AUTOMOBILES & COMPONENTS -- 0.2%
                             Auto Parts & Equipment -- 0.2%
           99,250            American Axle & Manufacturing, Inc., Tranche B Term
                             Loan, 4.15% (LIBOR + 225 bps), 4/6/24                            $     99,840
           48,931            Electrical Components International, Inc., Term Loan,
                             7.052% (LIBOR + 475 bps), 5/28/21                                      49,114
                                                                                              ------------
                             Total Automobiles & Components                                   $    148,954
----------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.4%
                             Aerospace & Defense -- 0.1%
           49,875            MacDonald, Dettwiler and Associates, Ltd., Initial
                             Term B Loan, 4.66% (LIBOR + 275 bps), 10/4/24                    $     50,045
----------------------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.1%
          100,000            AECOM (fka AECOM Technology Corp.), Term B Loan,
                             3.65% (LIBOR + 175 bps), 3/13/25                                 $    100,458
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.2%
           45,161            Convergint Technologies Holdings LLC, First Lien Initial
                             Term Loan, 5.3% (LIBOR + 300 bps), 2/3/25                        $     45,217
          100,000(k)         Dell International LLC, Refinancing Term B Loan, 9/7/23               100,424
                                                                                              ------------
                                                                                              $    145,641
----------------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.0%+
           46,860            Milacron LLC, Term B Loan, 4.401% (LIBOR
                             + 250 bps), 9/28/23                                              $     46,948
                                                                                              ------------
                             Total Capital Goods                                              $    343,092
----------------------------------------------------------------------------------------------------------
                             COMMERCIAL & PROFESSIONAL SERVICES -- 0.3%
                             Diversified Support Services -- 0.1%
           74,813            Aristocrat Leisure, Ltd., 2017/2018 Incremental Term
                             Loan, 4.36% (LIBOR + 200 bps), 10/19/24                          $     75,320
----------------------------------------------------------------------------------------------------------
                             Human Resource & Employment Services -- 0.1%
           95,742            On Assignment, Inc., Initial Term B-2 Loan, 3.9% (LIBOR
                             + 200 bps), 4/2/25                                               $     96,317
----------------------------------------------------------------------------------------------------------
                             Office Services & Supplies -- 0.1%
          100,000            West Corp., Incremental Term B-1 Loan, 5.4% (LIBOR
                             + 350 bps), 10/10/24                                             $    100,948
                                                                                              ------------
                             Total Commercial & Professional Services                         $    272,585
----------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.3%
                             Casinos & Gaming -- 0.1%
           50,000            Scientific Games International, Inc., Initial Term B-5 Loan,
                             4.73% (LIBOR + 275 bps), 8/14/24                                 $     50,378
----------------------------------------------------------------------------------------------------------
                             Leisure Facilities -- 0.2%
           99,749            Life Time Fitness, Inc., 2017 Refinancing Term Loan,
                             4.734% (LIBOR + 275 bps), 6/10/22                                $    100,213
           50,000            Six Flags Theme Parks, Inc., Tranche B Term Loan,
                             3.65% (LIBOR + 175 bps/ PRIME + 75 bps), 6/30/22                       50,281
                                                                                              ------------
                                                                                              $    150,494
----------------------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 0.0%+
           49,373            KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan,
                             6.052% (LIBOR + 375 bps), 8/12/22                                $     49,813
                                                                                              ------------
                             Total Consumer Services                                          $    250,685
----------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.4%
                             Diversified Capital Markets -- 0.2%
          149,749            Avolon TLB Borrower 1 (US) LLC, Initial Term B-2 Loan,
                             4.147% (LIBOR + 225 bps), 3/21/22                                $    150,228
           25,000            Trico Group LLC, First Lien Initial Term Loan, 8.48%
                             (LIBOR + 650 bps), 2/2/24                                              25,125
                                                                                              ------------
                                                                                              $    175,353
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 39

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.2%
           49,396            1011778 BC Unlimited Liability Co. (New Red
                             Finance, Inc.) (aka Burger King/Tim Hortons), Term B-3
                             Loan, 4.151% (LIBOR + 225 bps), 2/16/24                          $     49,545
          100,000(k)         SBA Senior Finance II LLC, Initial Term Loan, 4/11/25                 100,382
                                                                                              ------------
                                                                                              $    149,927
                                                                                              ------------
                             Total Diversified Financials                                     $    325,280
----------------------------------------------------------------------------------------------------------
                             ENERGY -- 0.1%
                             Oil & Gas Equipment & Services -- 0.1%
          100,000(k)         Apergy Corp., Term Loan B, 4/18/25                               $    100,750
                                                                                              ------------
                             Total Energy                                                     $    100,750
----------------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.1%
                             Food Retail -- 0.1%
           49,875            Packers Holdings LLC, Initial Term Loan, 5.13% (LIBOR
                             + 325 bps), 12/4/24                                              $     50,041
                                                                                              ------------
                             Total Food & Staples Retailing                                   $     50,041
----------------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.1%
                             Packaged Foods & Meats -- 0.1%
           24,875            Give & Go Prepared Foods Corp., First Lien 2017 Term
                             Loan, 6.19% (LIBOR + 425 bps), 7/29/23                           $     25,010
           80,000(k)         JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                             10/30/22                                                               80,030
                                                                                              ------------
                             Total Food, Beverage & Tobacco                                   $    105,040
----------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                             Health Care Facilities -- 0.3%
           50,000(k)         ATI Holdings Acquisition, Inc., First Lien Initial Term
                             Loan, 5/10/23                                                    $     50,260
          100,000            HCA, Inc., Tranche B-10 Term Loan, 3.9% (LIBOR
                             + 200 bps), 3/13/25                                                   101,139
           48,859            Kindred Healthcare, Inc., New Term Loan, 5.875% (LIBOR
                             + 350 bps), 4/9/21                                                     49,079
                                                                                              ------------
                                                                                              $    200,478
----------------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.0%+
           24,750            Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                             Closing Date Term Loan, 4.651% (LIBOR
                             + 275 bps), 3/1/24                                               $     24,876
----------------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.1%
          100,000            Prospect Medical Holdings, Inc., Term B-1 Loan, 7.44%
                             (LIBOR + 550 bps), 2/22/24                                       $    100,375
                                                                                              ------------
                             Total Health Care Equipment & Services                           $    325,729
----------------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                             Personal Products -- 0.2%
          100,000            Coty, Inc., USD Term Loan B, 4.13% (LIBOR
                             + 225 bps), 4/7/25                                               $     99,953

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Personal Products -- (continued)
           98,995            Revlon Consumer Products Corp., Initial Term B Loan,
                             5.401% (LIBOR + 350 bps), 9/7/23                                 $     77,665
                                                                                              ------------
                             Total Household & Personal Products                              $    177,618
----------------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.1%
                             Life & Health Insurance -- 0.0%+
           49,619            Integro Parent, Inc., First Lien Initial Term Loan,
                             7.658% (LIBOR + 575 bps), 10/31/22                               $     49,620
----------------------------------------------------------------------------------------------------------
                             Property & Casualty Insurance -- 0.1%
           50,000(k)         USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                             Loan, 5/16/24                                                    $     50,272
                                                                                              ------------
                             Total Insurance                                                  $     99,892
----------------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.4%
                             Metal & Glass Containers -- 0.1%
           50,000            Crown Holdings, Inc., Dollar Term B Loan, 4.31%
                             (LIBOR + 200 bps), 4/3/25                                        $     50,520
----------------------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 0.2%
          100,000            Axalta Coating Systems Dutch Holding B BV (Axalta
                             Coating Systems US Holdings, Inc.), Term B-2 Dollar Loan,
                             4.05% (LIBOR + 175 bps), 6/1/24                                  $    100,511
           49,875            PQ Corp., Third Amendment Tranche B-1 Term Loan,
                             4.4% (LIBOR + 250 bps), 2/8/25                                         50,238
                                                                                              ------------
                                                                                              $    150,749
----------------------------------------------------------------------------------------------------------
                             Steel -- 0.1%
           49,875            Atkore International, Inc., First Lien Initial Incremental Term
                             Loan, 5.06% (LIBOR + 275 bps), 12/22/23                          $     50,320
           49,375            Zekelman Industries, Inc. (fka JMC Steel Group, Inc.), Term
                             Loan, 4.999% (LIBOR + 275 bps), 6/14/21                                49,694
                                                                                              ------------
                                                                                              $    100,014
                                                                                              ------------
                             Total Materials                                                  $    301,283
----------------------------------------------------------------------------------------------------------
                             MEDIA -- 0.4%
                             Advertising -- 0.1%
          100,000            Lamar Media Corp., Term B Loan, 3.69% (LIBOR
                             + 175 bps), 3/14/25                                              $    100,375
----------------------------------------------------------------------------------------------------------
                             Broadcasting -- 0.1%
           50,000            CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                             January 2018 Incremental Term Loan, 4.4% (LIBOR
                             + 250 bps), 1/25/26                                              $     50,209
----------------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.0%+
           49,000            UPC Financing Partnership, Facility AR, 4.4% (LIBOR
                             + 250 bps), 1/15/26                                              $     49,153
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 41

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.2%
           39,902(k)         Fitness International LLC, Term B Loan, 4/18/25                  $     40,087
          100,000            WMG Acquisition Corp., Tranche E Term Loan, 4.15%
                             (LIBOR + 225 bps), 11/1/23                                            100,590
                                                                                              ------------
                                                                                              $    140,677
                                                                                              ------------
                             Total Media                                                      $    340,414
----------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.2%
                             Pharmaceuticals -- 0.2%
           99,250            Endo Luxembourg Finance Co. I S.a.r.l., Initial Term Loan,
                             6.188% (LIBOR + 425 bps), 4/29/24                                $     98,919
           48,795            RPI Finance Trust, Initial Term Loan B-6, 4.302% (LIBOR
                             + 200 bps), 3/27/23                                                    49,066
                                                                                              ------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences             $    147,985
----------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.2%
                             Specialized REIT -- 0.2%
          125,000            Iron Mountain, Inc., Incremental Term Loan B, 3.65%
                             (LIBOR + 175 bps), 1/2/26                                        $    124,726
                                                                                              ------------
                             Total Real Estate                                                $    124,726
----------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.4%
                             Automotive Retail -- 0.2%
          149,375            CWGS Group LLC, Term Loan, 4.641% (LIBOR
                             + 300 bps), 11/23/23                                             $    150,402
----------------------------------------------------------------------------------------------------------
                             Internet & Direct Marketing Retail -- 0.1%
          100,000            Shutterfly, Inc., Incremental Term Loan, 4.66% (LIBOR
                             + 275 bps), 8/17/24                                              $    101,000
----------------------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.1%
           49,875            Staples, Inc., Closing Date Term Loan, 5.79% (LIBOR
                             + 400 bps), 9/12/24                                              $     49,450
                                                                                              ------------
                             Total Retailing                                                  $    300,852
----------------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.1%
                             Semiconductors -- 0.1%
          100,000(k)         Micron Technology, Inc., Term Loan, 4/26/22                      $    100,844
                                                                                              ------------
                             Total Semiconductors & Semiconductor Equipment                   $    100,844
----------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.7%
                             Data Processing & Outsourced Services -- 0.1%
          100,000(k)         First Data Corp., 2024A New Dollar Term Loan, 4/26/24            $    100,477
----------------------------------------------------------------------------------------------------------
                             Internet Software & Services -- 0.2%
           24,750            Rackspace Hosting, Inc., First Lien Term B Loan, 4.79%
                             (LIBOR + 300 bps), 11/3/23                                       $     24,723
          154,000            Vantiv LLC (fka Fifth Third Processing Solutions LLC),
                             New Term B-4 Loan, 3.9% (LIBOR + 200 bps), 8/9/24                     155,155
                                                                                              ------------
                                                                                              $    179,878
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------------
                             IT Consulting & Other Services -- 0.3%
           24,786            Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                             Tranche B-1 Term Loan, 4.15% (LIBOR + 225 bps), 2/15/24          $     24,923
          100,000            Rocket Software, Inc., First Lien Term Loan, 6.052%
                             (LIBOR + 375 bps), 10/14/23                                           100,958
          100,000(k)         Tempo Acquisition LLC, Initial Term Loan, 5/1/24                      100,663
                                                                                              ------------
                                                                                              $    226,544
----------------------------------------------------------------------------------------------------------
                             Systems Software -- 0.1%
            5,985            MA FinanceCo., LLC (aka Micro Focus International Plc),
                             Tranche B-3 Term Loan, 4.651% (LIBOR + 275 bps), 6/21/24         $      5,948
           43,890            Seattle Spinco, Inc. (aka Micro Focus International Plc),
                             Initial Term Loan, 4.651% (LIBOR + 275 bps), 6/21/24                   43,670
                                                                                              ------------
                                                                                              $     49,618
                                                                                              ------------
                             Total Software & Services                                        $    556,517
----------------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                             Electronic Manufacturing Services -- 0.1%
           50,000(k)         TTM Technologies, Inc., Term Loan B, 9/28/24                     $     50,437
                                                                                              ------------
                             Total Technology Hardware & Equipment                            $     50,437
----------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICE -- 0.2%
                             Integrated Telecommunication Services -- 0.1%
           99,750            CenturyLink, Inc., Initial Term B Loan, 4.65% (LIBOR
                             + 275 bps), 1/31/25                                              $     98,409
----------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.1%
           49,500            Sprint Communications, Inc., Initial Term Loan, 4.438%
                             (LIBOR + 250 bps), 2/2/24                                        $     49,686
                                                                                              ------------
                             Total Telecommunication Service                                  $    148,095
----------------------------------------------------------------------------------------------------------
                             TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                             (Cost $4,266,792)                                                $  4,270,819
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Number of                                                             Strike   Expiration
Contracts                    Description   Counterparty    Notional   Price    Date           Value
----------------------------------------------------------------------------------------------------------
                             CURRENCY PUT OPTION PURCHASED -- 0.0%+
        2,004,000            Put EUR       Goldman
                             Call USD      Sachs
                                           International   EUR 18,058 EUR 1.21 6/1/18         $     17,531
----------------------------------------------------------------------------------------------------------
                             TOTAL CURRENCY PUT OPTION PURCHASED
                             (Premiums paid $18,058)                                          $     17,531
----------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 100.0%
                             (Cost $81,612,247)                                               $ 81,157,833
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 43

----------------------------------------------------------------------------------------------------------
                                                            Net        Change in Net
                                                            Realized   Unrealized
                                                   Dividend Gain       Appreciation
Shares                                             Income   (Loss)     (Depreciation)         Value
----------------------------------------------------------------------------------------------------------
                             AFFILIATED ISSUER -- 1.0%
                             CLOSED-END FUND -- 1.0% of Net Assets
                             INSURANCE -- 1.0%
                             Property & Casualty Insurance -- 1.0%
           84,921            Pioneer ILS
                             Interval Fund(l)      $9,913   $ --       $618                   $    815,246
                                                                                              ------------
                             Total Insurance                                                  $    815,246
----------------------------------------------------------------------------------------------------------
                             TOTAL CLOSED-END FUND
                             (Cost $872,994)                                                  $    815,246
----------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 1.0%
                             (Cost $872,994)                                                  $    815,246
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Number of                                                              Strike   Expiration
Contracts                    Description     Counterparty    Notional  Price    Date          Value
----------------------------------------------------------------------------------------------------------
                             CURRENCY PUT OPTION WRITTEN -- 0.0%+
       (2,004,000)           Put EUR         Goldman
                             Call USD        Sachs
                                             International   EUR 8,574 EUR 1.19 6/1/18        $     (5,240)
----------------------------------------------------------------------------------------------------------
                             TOTAL CURRENCY PUT OPTION WRITTEN
                             (Premiums received $(8,574))                                     $     (5,240)
----------------------------------------------------------------------------------------------------------
                             OTHER ASSETS AND LIABILITIES -- (1.0)%                           $   (824,625)
----------------------------------------------------------------------------------------------------------
                             NET ASSETS -- 100.0%                                             $ 81,143,214
==========================================================================================================

bps       Basis Point.

FREMF     Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR     London Interbank Offered Rate.

PRIME     U.S. Federal Funds Rate.

CMT       Constant Maturity Index.

EURIBOR   Euro Interbank Offer Rate.

REIT      Real Estate Investment Trust.

REMICS    Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2018, the value of these securities amounted to $14,690,102, or 18.1% of net assets.

(TBA)     "To Be Announced" Securities.

+         Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2018.

+ Securities that used significant unobservable inputs to determine their value.

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at April 30, 2018.

(b) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2018.

(c)       Security is perpetual in nature and has no stated maturity date.

(d) Floating rate note. Coupon rate, reference index and spread shown at April 30, 2018.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f) Structured reinsurance investment. At April 30, 2018, the value of these securities amounted to $226,032, or 0.3% of net assets.
          See Notes to Financial Statements -- Note 1I.

(g)       Rate to be determined.

(h) Security issued with a zero coupon. Income is recognized through accretion of discount.

(i)       Consists of Revenue Bonds unless otherwise indicated.

(j)       Represents a General Obligation Bond.

(k) This term loan will settle after April 30, 2018, at which time the interest rate will be determined.

(l) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser").



The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 45

FORWARD FOREIGN CURRENCY CONTRACTS

---------------------------------------------------------------------------------------------------------------
                                                                                                Net Unrealized
Currency                       Currency                                            Settlement   Appreciation
Purchased    In Exchange for   Sold          Deliver           Counterparty        Date         (Depreciation)
---------------------------------------------------------------------------------------------------------------
NOK              4,604,113     USD                 (578,286)   Bank of New York    5/31/18      $  (3,215)
SEK              3,329,851     USD                 (410,629)   Bank of New York    6/19/18        (28,968)
USD                160,532     NZD                 (222,821)   Bank of New York    5/31/18          3,752
SEK              6,619,464     EUR                 (658,151)   Brown Brothers      6/19/18        (39,392)
                                                               Harriman & Co.
USD              2,528,213     NZD               (3,495,000)   Brown Brothers      6/29/18         69,086
                                                               Harriman & Co.
JPY            244,150,000     USD               (2,312,870)   Citibank NA         5/31/18        (74,324)
ARS              1,604,742     USD                  (76,035)   Goldman Sachs       6/29/18         (1,550)
                                                               International
SEK              8,650,563     EUR                 (817,678)   Goldman Sachs       6/01/18            (57)
                                                               International
USD              3,801,360     KRW           (4,089,094,021)   Goldman Sachs       6/29/18        (23,613)
                                                               International
USD                321,462     MXN               (6,102,000)   Goldman Sachs       5/16/18         (3,863)
                                                               International
CHF                 82,617     USD                  (87,001)   JP Morgan Chase     6/29/18         (3,159)
                                                               Bank NA
EUR              7,918,087     USD               (9,607,157)   JP Morgan Chase     5/31/18        (20,248)
                                                               Bank NA
IDR          9,231,298,480     USD                 (658,297)   JP Morgan Chase     6/29/18          1,009
                                                               Bank NA
JPY            442,795,084     USD               (4,162,872)   JP Morgan Chase     5/31/18       (103,003)
                                                               Bank NA
SEK              8,650,563     EUR                 (862,272)   JP Morgan Chase     5/02/18        (53,978)
                                                               Bank NA
USD                332,881     INR              (22,302,702)   JP Morgan Chase     6/29/18           (734)
                                                               Bank NA
USD                379,293     SEK               (3,293,131)   JP Morgan Chase     6/29/18          1,527
                                                               Bank NA
USD                145,303     TRY                 (592,621)   JP Morgan Chase     5/31/18            865
                                                               Bank NA
CAD                278,040     USD                 (216,749)   State Street Bank   6/29/18            121
                                                               & Trust Co.
CHF                524,999     EUR                 (445,915)   State Street Bank   6/01/18         (8,530)
                                                               & Trust Co.
CZK             12,685,636     USD                 (601,510)   State Street Bank   6/29/18           (764)
                                                               & Trust Co.
USD              3,936,362     AUD               (5,218,790)   State Street Bank   6/29/18          5,843
                                                               & Trust Co.
USD                979,098     GBP                 (710,447)   State Street Bank   6/29/18           (576)
                                                               & Trust Co.
USD                193,695     MXN               (3,665,514)   State Street Bank   5/16/18         (1,730)
                                                               & Trust Co.
---------------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                        $(285,501)
===============================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

--------------------------------------------------------------------------------------------
Number of                                                                    Net Unrealized
Contracts                     Expiration     Notional        Market          Appreciation
Long          Description     Date           Amount          Value           (Depreciation)
--------------------------------------------------------------------------------------------
       5      EURO-BUXL       6/7/18         $  969,621      $  987,863      $18,242
              30-Year Bund
       9      Long Gilt       6/27/18         1,495,959       1,512,913       16,953
      25      Short Gilt      6/27/18         3,560,433       3,561,120          688
       8      U.S. 2 Year     6/29/18         1,700,000       1,696,375       (3,625)
              Note (CBT)
--------------------------------------------------------------------------------------------
                                             $7,726,013      $7,758,271      $32,258
============================================================================================

--------------------------------------------------------------------------------------------
Number of                                                                    Net Unrealized
Contracts                     Expiration     Notional        Market          Appreciation
Short         Description     Date           Amount          Value           (Depreciation)
--------------------------------------------------------------------------------------------
      22      EURO-BOBL       6/7/18         $ 3,466,329     $ 3,481,744     $(15,415)
      14      U.S. 5 Year
              Note (CBT)      6/29/18          1,597,968       1,589,109        8,859
      52      U.S. 10-Year
              Note (CBT)      6/20/18          6,242,894       6,220,500       22,394
       3      U.S. 10-Year
              Ultra (CBT)     6/20/18            384,516         383,672          844
       2      U.S. Long
              Bond (CBT)      6/20/18            286,484         287,687       (1,203)
       3      U.S. Ultra
              Bond (CBT)      6/20/18            476,072         471,375        4,697
--------------------------------------------------------------------------------------------
                                             $12,454,263     $12,434,087     $ 20,176
--------------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                      $(4,728,250)    $(4,675,816)    $ 52,434
============================================================================================

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT - SELL PROTECTION

----------------------------------------------------------------------------------------------------------------
                   Obligation                          Annual
Notional           Reference/           Pay/           Fixed      Expiration    Premiums   Unrealized    Market
Amount ($)(1)      Index                Receive(2)     Rate       Date          Paid       Appreciation  Value
----------------------------------------------------------------------------------------------------------------
331,591            Markit CDX North     Receive        5.00%      12/20/22      $23,875    $2,133        $26,008
                   America High Yield
                   Index Series 29
----------------------------------------------------------------------------------------------------------------

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACT - SELL PROTECTION

----------------------------------------------------------------------------------------------------------------
                               Obligation                  Annual
Notional                       Reference/      Pay/        Fixed   Expiration  Premiums    Unrealized    Market
Amount ($)(1) Counterparty     Index           Receive(2)  Rate    Date        (Received)  Appreciation  Value
----------------------------------------------------------------------------------------------------------------
50,000        Morgan Stanley   Diamond
              Capital          Offshore
              Services LLC     Drilling, Inc.  Receive     1.00%   12/20/19    $(1,873)    $2,384        $   511
----------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                           $22,002     $4,517        $26,519
================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Receives Quarterly.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 47

Principal amounts are denominated in U.S. dollars unless otherwise noted.

     ARS       Argentine Peso
     AUD       Australian Dollar
     BRL       Brazilian Real
     CAD       Canadian Dollar
     CHF       Swiss Franc
     CZK       Czech Koruna
     DOP       Dominican Peso
     EGP       Egyptian Pound
     EUR       Euro
     GBP       Great British Pound
     IDR       Indonesian Rupiah
     INR       Indian Rupee
     JPY       Japanese Yen
     KRW       South Korea Won
     MXN       Mexican Peso
     NOK       Norwegian Krone
     NZD       New Zealand Dollar
     SEK       Swedish Krona
     TRY       Turkish Lira
     UYU       Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2018, were as follows:

--------------------------------------------------------------------------------
                                                       Purchases      Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities                   $ 1,862,989    $1,250,544
Other Long-term Securities                             $34,297,088    $5,064,329

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the six months ended April 30, 2018, the Fund did not engage in cross trade activity.

At April 30, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $82,595,781 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                                $ 1,666,178

     Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                                 (2,500,668)
                                                                                -----------
     Net unrealized depreciation                                                $  (834,490)
                                                                                ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

The following is a summary of the inputs used as of April 30, 2018, in valuing the Fund's investments.

-------------------------------------------------------------------------------------------
                                            Level 1   Level 2       Level 3    Total
-------------------------------------------------------------------------------------------
Convertible Corporate Bond                  $     --  $    32,860   $    --    $    32,860
Preferred Stock                                6,143           --        --          6,143
Convertible Preferred Stocks                 828,612           --        --        828,612
Asset Backed Securities                           --      365,499        --        365,499
Collateralized Mortgage Obligations               --    3,777,171        --      3,777,171
Corporate Bonds
   Insurance
     Reinsurance                                  --      145,752    80,280        226,032
   All Other Corporate Bonds                      --   25,525,114        --     25,525,114
Supranational Bonds                               --      543,139        --        543,139
U.S. Government and
   Agency Obligations                             --   15,627,435        --     15,627,435
Foreign Government Bonds                          --   29,198,106        --     29,198,106
Municipal Bonds                                   --      739,372        --        739,372
Senior Secured Floating Rate
   Loan Interests                                 --    4,270,819        --      4,270,819
Currency Put Option Purchased                     --       17,531        --         17,531
Closed-End Fund                                   --      815,246        --        815,246
-------------------------------------------------------------------------------------------
Total Investments in Securities             $834,755  $81,058,044   $80,280    $81,973,079
===========================================================================================
Other Financial Instruments
   Currency Put Option Written              $     --  $    (5,240)  $    --    $    (5,240)
   Net unrealized depreciation
     on forward foreign currency contracts        --     (285,501)       --       (285,501)
   Net unrealized appreciation
     on futures contracts                     52,434           --        --         52,434
   Swap contracts, at value                       --       26,519        --         26,519
-------------------------------------------------------------------------------------------
Total Other Financial Instruments           $ 52,434  $  (264,222)  $    --    $  (211,788)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 49

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                       Corporate
                                                                       Bonds
--------------------------------------------------------------------------------
Balance as of 10/31/17                                                 $103,022
Accrued discounts/premiums                                               (3,000)
Realized gain (loss)(1)                                                  (2,350)
Purchases                                                                50,000
Sales                                                                   (67,392)
Transfer in to Level 3*                                                      --
Transfer out of Level 3*                                                     --
--------------------------------------------------------------------------------
Balance as of 04/30/18                                                 $ 80,280
================================================================================

(1)  Realized gain (loss) on these securities is included in net realized gain
     (loss) on investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. A security valued at $699,686 transferred from Level 1 to Level 2 due to the nature of the security's liquidity. During the six months ended April 30, 2018, there were no transfers between Levels 2 and 3.

     Net change in unrealized appreciation (depreciation) of Level 3 investments still held
     and considered Level 3 at April 30, 2018:                                                $(2,290)
                                                                                              -------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

Statement of Assets and Liabilities | 4/30/18 (unaudited)

ASSETS:
  Investments in unaffiliated securities, at value (cost $81,612,247)  $81,157,833
  Investments in affiliated securities, at value (cost $872,994)           815,246
  Cash                                                                   5,834,488
  Swap contracts, at value (net premiums paid $22,002)                      26,519
  Swaps collateral                                                          25,188
  Futures collateral                                                       161,550
  Net unrealized appreciation on futures contracts                          52,434
  Unrealized appreciation on unfunded loan commitment                           72
  Receivables --
     Investment securities sold                                              1,561
     Fund shares sold                                                       54,347
     Interest                                                              634,578
     Due from the Adviser                                                   35,631
  Other assets                                                              28,320
-----------------------------------------------------------------------------------
         Total assets                                                  $88,827,767
===================================================================================
LIABILITIES:
  Due to Custodian                                                     $   367,160
  Payables --
     Investment securities purchased                                     6,660,957
     Fund shares repurchased                                                71,412
     Distributions                                                          42,768
     Trustees' fees                                                            616
  Due to broker for futures                                                 52,580
  Due to broker for swaps                                                   26,065
  Variation margin for futures contracts                                     7,973
  Variation margin for centrally cleared swap contracts                         77
  Written options outstanding (net premiums received $(8,574))               5,240
  Net unrealized depreciation on forward foreign currency contracts        285,501
  Due to affiliates                                                         40,246
  Accrued expenses                                                         123,958
-----------------------------------------------------------------------------------
         Total liabilities                                             $ 7,684,553
===================================================================================
NET ASSETS:
  Paid-in capital                                                      $81,815,057
  Distributions in excess of net investment income                         (85,679)
  Accumulated net realized gain on investments                             227,984
  Net unrealized depreciation on investments                              (814,148)
-----------------------------------------------------------------------------------
         Net assets                                                    $81,143,214
===================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $28,739,872/2,723,638 shares)                      $     10.55
  Class C (based on $9,778,716/924,226 shares)                         $     10.58
  Class Y (based on $42,624,626/4,009,903 shares)                      $     10.63
MAXIMUM OFFERING PRICE:
  Class A ($10.55 (divided by) 95.5%)                                  $     11.05
===================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 51

Statement of Operations (unaudited)

For the Six Months Ended 4/30/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of foreign taxes
     withheld $18,122)                                                $ 1,062,897
  Dividends from unaffiliated issuers                                      11,440
  Dividends from affiliated issuers                                         9,913
------------------------------------------------------------------------------------------------
     Total investment income                                                        $ 1,084,250
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $   159,954
  Administrative expense                                                   30,430
  Transfer agent fees
     Class A                                                               79,481
     Class C                                                                2,038
     Class Y                                                                2,531
  Distribution fees
     Class A                                                               33,512
     Class C                                                               50,252
  Shareholder communications expense                                        2,700
  Custodian fees                                                           39,521
  Registration fees                                                        24,000
  Professional fees                                                        24,668
  Printing expense                                                         24,351
  Pricing fees                                                             23,427
  Trustees' fees                                                            3,573
  Miscellaneous                                                            24,086
------------------------------------------------------------------------------------------------
     Total expenses                                                                 $   524,524
     Less fees waived and expenses reimbursed
         by the Adviser                                                                (186,665)
------------------------------------------------------------------------------------------------
     Net expenses                                                                   $   337,859
------------------------------------------------------------------------------------------------
         Net investment income                                                      $   746,391
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                              $    50,330
     Futures contracts                                                    197,350
     Swap contracts                                                         5,679
     Forward foreign currency contracts                                   (34,554)
     Other assets and liabilities denominated in foreign currencies        91,444   $   310,249
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                              $(1,391,774)
     Investments in affiliated issuers                                        618
     Written options                                                        3,334
     Futures contracts                                                    (29,831)
     Swap contracts                                                        (3,499)
     Unfunded loan commitment                                                  72
     Forward foreign currency contracts                                  (261,526)
     Other assets and liabilities denominated in foreign currencies       (69,960)  $(1,752,566)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                            $(1,442,317)
------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                              $  (695,926)
================================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            4/30/18        Year Ended
                                                            (unaudited)    10/31/17
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $    746,391   $  1,240,195
Net realized gain (loss) on investments                          310,249       (167,429)
Change in net unrealized appreciation (depreciation)
   on investments                                             (1,752,566)     1,013,395
----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                   $   (695,926)  $  2,086,161
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.13 and $0.19 per share, respectively)        $   (318,537)  $   (379,152)
   Class C ($0.08 and $0.10 per share, respectively)             (79,430)       (77,730)
   Class Y ($0.14 and $0.22 per share, respectively)            (372,242)      (311,287)
Tax return of capital:
   Class A ($-- and $0.04 per share, respectively)                    --        (83,787)
   Class C ($-- and $0.04 per share, respectively)                    --        (34,110)
   Class Y ($-- and $0.04 per share, respectively)                    --        (58,205)
Net realized gain:
   Class A ($-- and $0.06 per share, respectively)                    --       (124,161)
   Class C ($-- and $0.06 per share, respectively)                    --        (52,182)
   Class Y ($-- and $0.06 per share, respectively)                    --        (82,869)
----------------------------------------------------------------------------------------
       Total distributions to shareowners                   $   (770,209)  $ (1,203,483)
----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                           $ 69,792,546   $ 32,624,032
Reinvestment of distributions                                    411,974        425,141
Cost of shares repurchased                                   (35,515,972)   (14,727,405)
----------------------------------------------------------------------------------------
   Net increase in net assets from Fund share transactions  $ 34,688,548   $ 18,321,768
----------------------------------------------------------------------------------------
      Net increase in net assets                            $ 33,222,413   $ 19,204,446
NET ASSETS:
Beginning of period                                         $ 47,920,801   $ 28,716,355
----------------------------------------------------------------------------------------
End of period                                               $ 81,143,214   $ 47,920,801
----------------------------------------------------------------------------------------
Distributions in excess of net investment income            $    (85,679)  $    (61,861)
========================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 53

------------------------------------------------------------------------------------
                                Six Months   Six Months
                                Ended        Ended
                                4/30/18      4/30/18        Year Ended  Year Ended
                                Shares       Amount         10/31/17    10/31/17
                                (unaudited)  (unaudited)    Shares      Amount
------------------------------------------------------------------------------------
Class A
Shares sold                      1,736,383   $ 18,616,287   1,332,849   $13,903,813
Reinvestment of distributions       16,287        174,847      30,403       321,073
Less shares repurchased         (1,202,381)   (12,860,548)   (471,394)   (4,975,818)
------------------------------------------------------------------------------------
      Net increase                 550,289   $  5,930,586     891,858   $ 9,249,068
====================================================================================
Class C
Shares sold                        754,891   $  8,100,627     621,101   $ 6,507,819
Reinvestment of distributions        2,424         26,130       5,130        54,428
Less shares repurchased           (767,190)    (8,227,641)   (103,349)   (1,099,330)
------------------------------------------------------------------------------------
      Net increase (decrease)       (9,875)  $   (100,884)    522,882   $ 5,462,917
====================================================================================
Class Y
Shares sold                      3,970,486   $ 43,075,632   1,159,480   $12,212,400
Reinvestment of distributions       19,551        210,997       4,636        49,640
Less shares repurchased         (1,336,303)   (14,427,783)   (815,102)   (8,652,257)
------------------------------------------------------------------------------------
      Net increase               2,653,734   $ 28,858,846     349,014   $ 3,609,783
====================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year       Year      Year
                                                             4/30/18      Ended      Ended      Ended      Ended     Ended
                                                             (unaudited)  10/31/17   10/31/16*  10/31/15*  10/31/14* 10/31/13
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 10.70      $ 10.60    $ 10.40    $ 10.91    $ 10.98   $ 11.49
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.12(a)   $  0.30(a) $  0.31(a) $  0.31(a) $  0.38   $  0.30
   Net realized and unrealized gain (loss) on investments      (0.14)        0.09       0.25      (0.41)     (0.04)    (0.35)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.02)     $  0.39    $  0.56    $ (0.10)   $  0.34   $ (0.05)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.13)     $ (0.19)   $ (0.28)   $ (0.31)   $ (0.35)  $ (0.29)
   Net realized gain                                              --        (0.06)        --      (0.10)     (0.06)    (0.17)
   Tax return of capital                                          --        (0.04)     (0.08)        --         --        --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.13)     $ (0.29)   $ (0.36)   $ (0.41)   $ (0.41)  $ (0.46)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.15)     $  0.10    $  0.20    $ (0.51)   $ (0.07)  $ (0.51)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.55      $ 10.70    $ 10.60    $ 10.40    $ 10.91   $ 10.98
==============================================================================================================================
Total return (b)                                               (0.21)%(c)    3.75%      5.59%     (1.00)%     3.16%    (0.45)%
Ratio of net expenses to average net assets (d)                 1.00%(e)     1.00%      1.00%      1.00%      1.01%     1.00%
Ratio of net investment income (loss) to average net assets     2.33%(e)     2.83%      2.99%      2.87%      3.57%     3.36%
Portfolio turnover rate                                           11%(c)       70%        37%        34%        51%       33%
Net assets, end of period (in thousands)                     $28,740      $23,252    $13,579    $12,737    $11,601   $ 6,888
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (d)                     1.92%(e)     2.13%      2.67%      2.67%      2.52%     2.05%
   Net investment income (loss) to average net assets           1.41%(e)     1.70%      1.32%      1.20%      2.06%     2.31%
==============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 55

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year        Year        Year        Year       Year
                                                             4/30/18       Ended       Ended       Ended       Ended      Ended
                                                             (unaudited)   10/31/17    10/31/16*   10/31/15*   10/31/14*  10/31/13
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $10.73        $ 10.63     $10.43      $10.94      $11.01     $11.51
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ 0.08(a)     $  0.21(a)  $ 0.22(a)   $ 0.21(a)   $ 0.29     $ 0.20
   Net realized and unrealized gain (loss) on investments     (0.15)          0.09       0.25       (0.41)      (0.05)     (0.34)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $(0.07)       $  0.30     $ 0.47      $(0.20)     $ 0.24     $(0.14)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $(0.08)       $ (0.10)    $(0.19)     $(0.21)     $(0.25)    $(0.19)
   Net realized gain                                             --          (0.06)        --       (0.10)      (0.06)     (0.17)
   Tax return of capital                                         --          (0.04)     (0.08)         --          --         --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $(0.08)       $ (0.20)    $(0.27)     $(0.31)     $(0.31)    $(0.36)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $(0.15)       $  0.10     $ 0.20      $(0.51)     $(0.07)    $(0.50)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $10.58        $ 10.73     $10.63      $10.43      $10.94     $11.01
==================================================================================================================================
Total return (b)                                              (0.62)%(c)      2.88%      4.67%      (1.87)%      2.24%     (1.24)%
Ratio of net expenses to average net assets (d)                1.83%(e)       1.81%      1.90%       1.90%       1.91%      1.90%
Ratio of net investment income (loss) to average net assets    1.55%(e)       2.00%      2.10%       1.96%       2.67%      2.46%
Portfolio turnover rate                                          11%(c)         70%        37%         34%         51%        33%
Net assets, end of period (in thousands)                     $9,779        $10,024     $4,370      $4,113      $4,156     $3,847
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (d)                    2.13%(e)       2.21%      2.53%       2.56%       2.71%      2.75%
   Net investment income (loss) to average net assets          1.25%(e)       1.60%      1.46%       1.30%       1.87%      1.61%
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year       Year      Year
                                                             4/30/18      Ended      Ended      Ended      Ended     Ended
                                                             (unaudited)  10/31/17   10/31/16*  10/31/15*  10/31/14* 10/31/13
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 10.80      $ 10.69    $ 10.50    $ 11.00    $ 11.07   $ 11.59
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.13(a)   $  0.33(a) $  0.34(a) $  0.33(a) $  0.42   $  0.33
   Net realized and unrealized gain (loss) on investments      (0.16)        0.10       0.24      (0.39)     (0.05)    (0.36)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.03)     $  0.43    $  0.58    $ (0.06)   $  0.37   $ (0.03)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.14)     $ (0.22)   $ (0.31)   $ (0.34)   $ (0.38)  $ (0.32)
   Net realized gain                                              --        (0.06)        --      (0.10)     (0.06)    (0.17)
   Tax return of capital                                          --        (0.04)     (0.08)        --         --        --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.14)     $ (0.32)   $ (0.39)   $ (0.44)   $ (0.44)  $ (0.49)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.17)     $  0.11    $  0.19    $ (0.50)   $ (0.07)  $ (0.52)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.63      $ 10.80    $ 10.69    $ 10.50    $ 11.00   $ 11.07
==============================================================================================================================
Total return(b)                                                (0.26)%(c)    4.10%      5.73%     (0.62)%     3.42%    (0.25)%
Ratio of net expenses to average net assets (d)                 0.75%(e)     0.75%      0.75%      0.75%      0.76%     0.75%
Ratio of net investment income (loss) to average net assets     2.47%(e)     3.10%      3.24%      3.12%      3.81%     3.58%
Portfolio turnover rate                                           11%(c)       70%        37%        34%        51%       33%
Net assets, end of period (in thousands)                     $42,625      $14,645    $10,767    $12,178    $12,525   $17,438
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (d)                     1.07%(e)     1.17%      1.41%      1.39%      1.50%     1.57%
   Net investment income (loss) to average net assets           2.15%(e)     2.68%      2.59%      2.48%      3.07%     2.76%
==============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 57

Notes to Financial Statements | 4/30/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Multisector Income Fund (the "Fund") is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class T and Class Y shares. Class K and Class T shares had not commenced operations as of April 30, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition

58 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 59

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.
     Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury

60 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 61

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

     At April 30, 2018, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average notional value of forward foreign currency contracts open during the six months ended April 30, 2018, was $34,324,959.

62 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

     Forward foreign currency contracts outstanding at April 30, 2018, are listed in the Schedule of Investments.

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $  881,209
     Long-term capital gain                                              146,172
     Return of capital                                                   176,102
     ---------------------------------------------------------------------------
         Total                                                        $1,203,483
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2017:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Current year dividend payable                                     $(71,961)
     Unrealized depreciation                                            866,253
     ---------------------------------------------------------------------------
         Total                                                         $794,292
     ===========================================================================

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 63

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the adjustments related to sidecars, the mark-to-market of forward, swaps and futures contracts, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $623 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2018.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in

64 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 65 covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

I.   Insurance-Linked Securities ("ILS")

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

66 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

     Additionally, the Fund may invest in ILS by investing in a closed end interval Fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund's investment in Pioneer ILS Interval Fund at April 30, 2018 is listed in the Schedule of Investments.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average absolute market value of contracts open during the six months ended April 30, 2018, was $15,083,632.

K.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 67

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin from

68 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 centrally cleared swaps on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or " Due to broker for swaps" on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at April 30, 2018 is recorded as "Swaps Collateral" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at April 30, 2018, are listed in the Schedule of Investments. The average notional value of swap contracts open during the six month ended April 30, 2018 was $405,228.

L.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The average market value of contracts open during the six months ended April 30, 2018 was $(1,242). Open written options contracts at April 30, 2018 are listed in the Schedule of Investments.

M.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 69 the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average market value of contracts open during the six months ended April 30, 2018 was $3,928. Purchased options open at April 30, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets. For the six month ended April 30, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.48% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended April 30, 2018, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,918 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2018.

70 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareowner Communications:
--------------------------------------------------------------------------------
 Class A                                                                  $1,700
 Class C                                                                     825
 Class Y                                                                     175
--------------------------------------------------------------------------------
   Total                                                                  $2,700
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,328 in distribution fees payable to the Distributor at April 30, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2018, CDSCs in the amount of $9,317 were paid to the Distributor.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 71

5. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral" and/or "Futures Collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2018.

72 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------
                       Derivative
                       Assets
                       Subject to         Derivatives     Non-Cash       Cash          Net Amount
                       Master Netting     Available       Collateral     Collateral    of Derivative
 Counterparty          Agreement          for Offset      Received (a)   Received (a)  Assets (b)
-----------------------------------------------------------------------------------------------------
 Bank of New York      $ 3,752            $ (3,752)       $ --           $ --          $    --
 Brown Brothers
  Harriman & Co.        69,086             (39,392)         --             --           29,694
 Citibank NA                --                  --          --             --               --
 Goldman Sachs
  International             --                  --          --             --               --
 JPMorgan Chase
  Bank NA                3,401              (3,401)         --             --               --
 Morgan Stanley
  Capital Services LLC   2,384                  --          --             --            2,384
 State Street Bank
  & Trust Co.            5,964              (5,964)         --             --               --
-----------------------------------------------------------------------------------------------------
  Total                $84,587            $(52,509)       $ --           $ --          $32,078
=====================================================================================================

-----------------------------------------------------------------------------------------------------
                         Derivative
                         Liabilities
                         Subject to       Derivatives     Non-Cash       Cash         Net Amount
                         Master Netting   Available       Collateral     Collateral   of Derivative
 Counterparty            Agreement        for Offset      Pledged (a)    Pledged (a)  Liabilities (c)
-----------------------------------------------------------------------------------------------------
 Bank of New York        $ 32,183         $ (3,752)       $ --           $ --         $ 28,431
 Brown Brothers
  Harriman & Co.           39,392          (39,392)         --             --               --
 Citibank NA               74,324               --          --             --           74,324
 Goldman Sachs
  International            29,083               --          --             --           29,083
 JPMorgan Chase
  Bank NA                 181,122           (3,401)         --             --          177,721
 Morgan Stanley
  Capital Services LLC        --                --          --             --               --
 State Street Bank
  & Trust Co.              11,600           (5,964)         --             --            5,636
-----------------------------------------------------------------------------------------------------
 Total                   $367,704         $(52,509)       $ --           $ --         $315,195
=====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

6.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 73

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2018 was as follows:

-----------------------------------------------------------------------------------------------------
                                                                   Foreign
 Statement of Assets                    Interest        Credit     Exchange       Equity    Commodity
 and Liabilities                        Rate Risk       Risk       Rate Risk      Risk      Risk
-----------------------------------------------------------------------------------------------------
 Assets
   Net unrealized appreciation on
      futures contracts                 $52,434         $    --    $ --           $ --      $ --
   Swap contracts, at value                  --          26,519      --             --        --
-----------------------------------------------------------------------------------------------------
   Total Value                          $52,434         $26,519    $ --           $ --      $ --
=====================================================================================================

-----------------------------------------------------------------------------------------------------
                                                                   Foreign
 Statement of Assets                    Interest        Credit     Exchange       Equity    Commodity
 and Liabilities                        Rate Risk       Risk       Rate Risk      Risk      Risk
-----------------------------------------------------------------------------------------------------
 Liabilities
   Net unrealized depreciation on
      forward foreign
      currency contracts                $ --            $ --       $285,501       $ --      $ --
   Written options outstanding            --              --          5,240         --        --
-----------------------------------------------------------------------------------------------------
   Total Value                          $ --            $ --       $290,741       $ --      $ --
=====================================================================================================

74 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2018 was as follows:

-------------------------------------------------------------------------------------------------------------
                                                                      Foreign
 Statement of                          Interest        Credit         Exchange         Equity       Commodity
 Operations                            Rate Risk       Risk           Rate Risk        Risk         Risk
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on:
   Futures contracts                   $197,350        $    --        $      --        $ --         $ --
   Swap contracts                            --          5,679               --          --           --
   Forward foreign
      currency contracts                     --             --          (34,554)         --           --
------------------------------------------------------------------------------------------------------------
   Total Value                         $197,350        $ 5,679        $ (34,554)       $ --         $ --
============================================================================================================
 Change in net unrealized
  appreciation (depreciation) on:
  Futures contracts                    $(29,831)       $    --        $      --        $ --         $ --
  Swap contracts                             --         (3,499)              --          --           --
  Written options                            --             --            3,334          --           --
  Forward foreign
     currency contracts                      --             --         (261,526)         --           --
------------------------------------------------------------------------------------------------------------
  Total Value                          $(29,831)       $(3,499)       $(258,192)       $ --         $ --
============================================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds'), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a credit facility that is in the amount of $13.9 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2018, the Fund had no borrowings under the credit facility.

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 75

As of April 30, 2018, the Fund had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------
                                                                   Unrealized
                                                                   Appreciation/
 Loan                          Principal     Cost      Value       Depreciation
--------------------------------------------------------------------------------
 Centene Corp.                 $85,000       $85,000   $85,000     $--
 DG Investment
   Intermediate Holdings         4,839         4,839      4911      72
--------------------------------------------------------------------------------
     Total Value               $89,839       $89,839   $89,911     $72
================================================================================

76 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended October 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 77 to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

78 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 79

                          This page is for your notes.

80 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

                         This page is for your notes.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 81

                         This page is for your notes.

82 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

                         This page is for your notes.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18 83

                         This page is for your notes.

84 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 21910-10-0618

                        Pioneer Global High
                        Yield Fund

--------------------------------------------------------------------------------
                        Semiannual Report | April 30, 2018
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PGHYX
                        Class C     PGYCX
                        Class Y     GHYYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                   visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          43

Notes to Financial Statements                                                 50

Additional Information                                                        68

Trustees, Officers and Service Providers                                      70

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product
(GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and GDP growth in the first quarter of 2018 registered at 2.3%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the potential benefits of investing in companies with

2 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 3

Portfolio Management Discussion | 4/30/18

In the following interview, Andrew Feltus discusses the market environment and the performance of Pioneer Global High Yield Fund during the six-month period ended April 30, 2018. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer") is lead manager of the Fund, which is co-managed by Kenneth J. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the six-month period ended April 30, 2018?

A Pioneer Global High Yield Fund's Class A shares returned 0.07% at net asset value during the six-month period ended April 30, 2018, while the Fund's benchmarks, the Bloomberg Barclays Global High Yield Index (the Bloomberg Barclays Index) and the ICE Bank of America Merrill Lynch (BofA
     ML) U.S. High Yield Index, returned -0.10% and -0.23%, respectively. During the same period, the average return of the 717 mutual funds in Morningstar's High Yield Bond Funds category was -0.34%.

Q Could you please describe the market environment for global high-yield investors during the six-month period ended April 30, 2018?

A Entering the period, credit-oriented areas of the bond market (bonds sensitive to credit risk rather than interest-rate risk) continued to be supported by positive global economic data, accommodative policy stances by leading overseas central banks, and the Federal Reserve's (the Fed's) well-signaled, incremental approach towards interest-rate normalization as well as the tapering of its balance sheet.

     The U.S. economy posted gross domestic product (GDP) growth in the 3% range over the last three quarters of 2017, against a backdrop of robust corporate earnings and arguably full employment. The economies of Europe and Japan were comfortably in positive territory over that same period, while China continued to report economic growth in the 7% range. Credit-market sentiment received an additional boost as 2017 drew to a close with the passage of a tax reform package in the U.S. that included a lowering of the corporate tax rate and a window during which companies are permitted to accelerate the expensing of capital investments.

     While so-called "risk" markets opened 2018 with a positive tenor, volatility would soon come to the forefront. In January, U.S. employment data surprised to the upside, leading the market to revise inflation expectations

4 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 higher and raising concerns that the Fed would feel compelled to accelerate the pace of its rate hikes. While sentiment around inflation stabilized fairly quickly, the markets received another jolt in March as the Trump administration announced its intention to impose tariffs on steel and aluminum as well as on a wide range of imports from China. The move raised the prospect of a trade war with the potential to undermine global economic growth, while leading indicators in Europe suggested that the recovery had peaked in the world's second-largest economic region.

     April saw U.S. Treasury yields embark on another upward leg in the wake of the release of the Fed's March meeting minutes, which pointed toward a consensus among committee members that U.S. inflation was safely headed toward its target and that there was, perhaps, room to raise the federal funds rate more rapidly than previously expected. The ongoing climb in crude oil prices, which broke through the $50 a barrel trading range in late 2017, fueled additional anxiety about inflation and interest rates, while also promising to potentially offset the benefit to consumers from lower individual tax rates in the U.S. The firming outlook for higher U.S. interest rates led to a weakening in some of the less fundamentally sound emerging market bond markets and currencies.

     The U.S. Treasury curve flattened over the six-month period, as yields on shorter maturities were the most affected by the Fed's policy path. To illustrate, the two-year Treasury yield rose 89 basis points (bps), from 1.60% to 2.49%, the five-year Treasury yield rose 78 bps, from 2.01% to 2.79%, the 10-year yield rose 57 bps, from 2.38% to 2.95%, and the 30-year yield rose by 23 bps, from 2.88% to 3.11%. (A basis point is equal to 1/100th of a percentage point.) While fixed-income returns in general finished the six-month period in negative territory, credit-oriented issues such as high-yield corporates and emerging markets debt outperformed higher-quality, more interest-rate-sensitive market segments.

Q What were the principal factors that influenced the Fund's benchmark-relative performance during the six-month period ended April 30, 2018?

A During a difficult period for fixed-income investors, the Fund managed to outperform its benchmarks. The main positive contributor to the Fund's benchmark-relative performance over the period was strong security selection across global high-yield bond markets, including U.S. high-yield corporates, European high-yield corporates, and emerging markets high-yield sovereign and corporate bonds. In that vein, the Fund's exposure to U.S. wireline companies added notably to relative returns; in particular, a position in Frontier Communications, a leading consolidator of legacy landline services, contributed positively to performance. A position in

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 5

     Bermuda-registered shipping company Golar LNG also contributed, as rising liquefied natural gas shipping volumes have boosted the company's profits. In addition, portfolio holdings of the euro-denominated debt of Valeant Pharmaceuticals performed well, as the company has taken steps to reduce debt while moving to a more sustainable drug-pricing model. The rise of the euro relative to the U.S. dollar (USD) over the period was another positive factor in the Valeant position's solid return. Among the Fund's holdings in the emerging markets, a pair of utilities - Stoneway Capital (Argentina) and CEMIG (Brazil) - were the leading positive benchmark-relative contributors.

     Additionally, modest out-of-benchmark portfolio positions in event-linked securities issued by insurers seeking to mitigate the cost of post-disaster claims, leveraged bank loans, and convertible bonds made positive contributions to the Fund's relative performance. Meanwhile, the portfolio's short-duration position relative to the Bloomberg Barclays Index supported relative results as U.S. Treasury yields moved higher over the six months. (Duration is measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     On the downside, the Fund's exposure to PetSmart's debt constrained relative results, as investor concerns over competition from online retailers weighed on the bond price. Italian wireless company Wind Tre also lagged and detracted from the Fund's relative performance, due to concerns over whether the efficiencies to be realized from the merger which formed the company would be sufficient to effectively address legacy debt. Within emerging markets, the Fund's position in Russia-based United Company RUSAL, the world's second-largest producer of aluminum, performed poorly as the company was subjected to significant U.S. sanctions. During a period when the euro strengthened versus the USD, the Fund's underweight to the euro compared with the Bloomberg Barclays Index acted as another constraint on relative performance.

Q Did the Fund have any investments in derivative securities during the six-month period ended April 30, 2018?

A Yes, we invested in some credit-default swaps to manage the portfolio's exposure to the high-yield corporate sector during periods of asset flows into or out of the Fund. The investments had a slight positive influence on the Fund's results. We also used forward foreign currency contracts (currency forwards) to manage currency risk in the portfolio. The currency forwards were a small detractor from the Fund's performance as the euro rose relative to the USD over the six-month period.

6 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

Q Did the Fund's distributions to shareholders change during the six-month period ended April 30, 2018?

A The Fund's distributions* declined during the six-month period as high-yield bonds outperformed other sectors and credit spreads compressed. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Essentially, as high-yield bond prices rose, their yields declined. In addition, newer portfolio holdings usually paid lower yields than older debt that had been issued when market rates were higher.

Q    What is your investment outlook?

A In our view, fundamentals remain supportive of credit-oriented segments of the market. Economic growth and corporate earnings remain strong, unemployment is low, wages have been trending modestly higher, and consumer balance sheets are sound in aggregate.

     At the same time, credit-asset valuations are relatively high, as reflected in meaningfully tight spreads by historical standards. In addition, after an extended period of seeing risk assets more or less grind steadily higher, volatility appears to have returned to the markets, driven in large part by speculation over the pace of the Fed's interest-rate hikes as well as geopolitical uncertainty. The markets will be watching closely for any data - such as accelerating wage growth - that could signal the potential for higher inflation and thus spur the Fed to increase its benchmark rate more rapidly than currently anticipated.

     Given that backdrop, we are being measured in adding credit risk to the portfolio. In addition, we are maintaining a meaningfully below-benchmark duration in order to keep the Fund positioned to take advantage of any rise in market interest rates, or a widening of credit spreads, that could result in valuation opportunities.

*    Distributions are not guaranteed.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 7

Please refer to the Schedule of Investments on pages 16-42 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc. for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

Portfolio Summary | 4/30/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Corporate Bonds                                              42.8%
U.S. Corporate Bonds                                                       41.8%
Foreign Government Bonds                                                    6.4%
Senior Secured Floating Rate Loan Interests                                 3.0%
Convertible Corporate Bonds                                                 1.7%
Convertible Preferred Stocks                                                1.1%
Collateralized Mortgage Obligations                                         1.1%
U.S. Government and Agency Obligations                                      1.1%
U.S. Preferred Stocks                                                       0.4%
International Common Stocks                                                 0.3%
U.S. Common Stocks                                                          0.2%
Asset Backed Security                                                       0.1%
Rights/Warrants                                                             0.0%+
Call Option Purchased                                                       0.0%+

* Includes investments in Insurance-Linked Securities totaling 3.6% of total investments.

+    Amount rounds to less than 0.1%.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage total investments based on country of domicile)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              50.1%
Netherlands                                                                 6.7%
Luxembourg                                                                  6.2%
Argentina                                                                   3.8%
Bermuda                                                                     3.6%
United Kingdom                                                              3.5%
Mexico                                                                      2.7%
France                                                                      2.4%
Brazil                                                                      1.5%
Ireland                                                                     1.5%
Canada                                                                      1.1%
India                                                                       1.0%
Other (individually less than 1%)                                          15.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

  1.   Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                       1.15%
--------------------------------------------------------------------------------
  2.   Petrobras Global Finance BV, 5.299%, 1/27/25 (144A)                 1.10
--------------------------------------------------------------------------------
  3.   Platin 1426 GmbH, 5.375%, 6/15/23 (144A)                            0.93
--------------------------------------------------------------------------------
  4.   Nationstar Mortgage LLC / Nationstar Capital Corp., 6.5%, 6/1/22    0.90
--------------------------------------------------------------------------------
  5.   Sprint Corp., 7.25%, 9/15/21                                        0.88
--------------------------------------------------------------------------------
  6.   TA MFG., Ltd., 3.625%, 4/15/23 (144A)                               0.87
--------------------------------------------------------------------------------
  7.   YPF SA, 6.95%, 7/21/27 (144A)                                       0.86
--------------------------------------------------------------------------------
  8.   MTN Mauritius Investment, Ltd., 5.373%, 2/13/22 (144A)              0.86
--------------------------------------------------------------------------------
  9.   Frontier Communications Corp., 8.75%, 4/15/22                       0.83
--------------------------------------------------------------------------------
 10.   Marfrig Holding Europe BV, 8.0%, 6/8/23 (144A)                      0.77
--------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 9

Prices and Distributions | 4/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                    4/30/18                         10/31/17
--------------------------------------------------------------------------------
           A                       $8.90                           $9.12
--------------------------------------------------------------------------------
           C                       $8.88                           $9.09
--------------------------------------------------------------------------------
           Y                       $8.74                           $8.95
--------------------------------------------------------------------------------

Distributions per Share: 11/1/17-4/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Short-Term       Long-Term         Tax Return
     Class        Dividends     Capital Gains    Capital Gains      of Capital
--------------------------------------------------------------------------------
       A          $0.2270           $ --            $ --               $ --
--------------------------------------------------------------------------------
       C          $0.1939           $ --            $ --               $ --
--------------------------------------------------------------------------------
       Y          $0.2347           $ --            $ --               $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-13.

10 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

Performance Update | 4/30/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                            BBG         ICE
                                            Barclays    BofA
                    Net         Public      Global      ML U.S.
                    Asset       Offering    High        High
                    Value       Price       Yield       Yield
Period              (NAV)       (POP)       Index       Index
--------------------------------------------------------------------------------
10 years            5.39%       4.90%       7.88%       7.75%
5 years             2.81        1.87        4.74        4.76
1 year              4.80        0.08        4.60        3.21
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.18%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Global       Bloomberg Barclays        ICE BofA ML U.S.
            High Yield Fund      Global High Yield Index   High Yield Index
4/08        $ 9,550              $10,000                   $10,000
4/09        $ 6,765              $ 8,460                   $ 8,531
4/10        $10,943              $12,265                   $12,302
4/11        $12,614              $14,111                   $13,948
4/12        $12,437              $14,738                   $14,662
4/13        $14,045              $16,930                   $16,720
4/14        $14,640              $18,185                   $17,773
4/15        $14,372              $18,038                   $18,229
4/16        $13,746              $18,321                   $17,985
4/17        $15,363              $20,405                   $20,442
4/18        $16,136              $21,343                   $21,099

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 11

Performance Update | 4/30/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                            BBG         ICE
                                            Barclays    BofA
                                            Global      ML U.S.
                                            High        High
                    If          If          Yield       Yield
Period              Held        Redeemed    Index       Index
--------------------------------------------------------------------------------
10 years            4.64%       4.64%       7.88%       7.75%
5 years             2.06        2.06        4.74        4.76
1 year              4.18        4.18        4.60        3.21
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Global       Bloomberg Barclays        ICE BofA ML U.S.
            High Yield Fund      Global High Yield Index   High Yield Index
4/08        $10,000              $10,000                   $10,000
4/09        $ 7,023              $ 8,460                   $ 8,531
4/10        $11,291              $12,265                   $12,302
4/11        $12,928              $14,111                   $13,948
4/12        $12,681              $14,738                   $14,662
4/13        $14,213              $16,930                   $16,720
4/14        $14,674              $18,185                   $17,773
4/15        $14,316              $18,038                   $18,229
4/16        $13,578              $18,321                   $17,985
4/17        $15,106              $20,405                   $20,442
4/18        $15,737              $21,343                   $21,099

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

Performance Update | 4/30/18                                      Class Y Shares

Investment Returns
-------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Barclays Global High
Yield Index and the ICE Bank of America (BofA) Merrill Lynch (ML) U.S.
High Yield Index.

Average Annual Total Returns
(As of April 30, 2018)
-------------------------------------------------------------------------------
                                BBG         ICE
                                Barclays    BofA
                    Net         Global      ML U.S.
                    Asset       High        High
                    Value       Yield       Yield
Period              (NAV)       Index       Index
-------------------------------------------------------------------------------
10 years            5.66%       7.88%       7.75%
5 years             3.05        4.74        4.76
1 year              5.08        4.60        3.21
-------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
-------------------------------------------------------------------------------
                    Gross
-------------------------------------------------------------------------------
                    0.91%
-------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

            Pioneer Global       Bloomberg Barclays        ICE BofA ML U.S.
            High Yield Fund      Global High Yield Index   High Yield Index
4/08        $5,000,000           $ 5,000,000               $ 5,000,000
4/09        $3,559,689           $ 4,229,824               $ 4,265,528
4/10        $5,766,724           $ 6,132,405               $ 6,151,060
4/11        $6,655,901           $ 7,055,429               $ 6,973,995
4/12        $6,587,929           $ 7,369,048               $ 7,330,886
4/13        $7,461,859           $ 8,465,107               $ 8,360,120
4/14        $7,785,509           $ 9,092,489               $ 8,886,485
4/15        $7,663,310           $ 9,019,030               $ 9,114,528
4/16        $7,338,486           $ 9,160,507               $ 8,992,726
4/17        $8,250,407           $10,202,415               $10,221,009
4/18        $8,669,728           $10,671,313               $10,549,537

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from November 1, 2017, through April 30, 2018.

--------------------------------------------------------------------------------------
Share Class                                      A               C               Y
--------------------------------------------------------------------------------------
Beginning Account                            $1,000.00       $1,000.00       $1,000.00
Value on 11/1/17
--------------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,000.70       $  998.10       $1,002.70
on 4/30/18
--------------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.80       $    9.36       $    4.47
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.17%, 1.89% and 0.90% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2017, through April 30, 2018.

--------------------------------------------------------------------------------------
Share Class                                      A               C               Y
--------------------------------------------------------------------------------------
Beginning Account                            $1,000.00       $1,000.00       $1,000.00
Value on 11/1/17
--------------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,018.99       $1,015.42       $1,020.33
on 4/30/18
--------------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.86       $    9.44       $    4.51
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.17%, 1.89% and 0.90% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 15

Schedule of Investments | 4/30/18 (unaudited)

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               UNAFFILIATED ISSUERS -- 97.5%
                               CONVERTIBLE CORPORATE BONDS --
                               1.9% of Net Assets
                               CAPITAL GOODS -- 0.1%
                               Electrical Components & Equipment -- 0.1%
            575,000(a)         General Cable Corp., 4.5%, 11/15/29                            $        609,500
                                                                                              ----------------
                               Total Capital Goods                                            $        609,500
--------------------------------------------------------------------------------------------------------------
                               ENERGY -- 0.3%
                               Oil & Gas Storage & Transportation -- 0.3%
          1,375,000            Golar LNG, Ltd., 2.75%, 2/15/22                                $      1,539,938
                                                                                              ----------------
                               Total Energy                                                   $      1,539,938
--------------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                               Health Care Equipment -- 0.3%
            875,000            NuVasive, Inc., 2.25%, 3/15/21                                 $        963,047
            575,000            Wright Medical Group, Inc., 2.0%, 2/15/20                               577,875
                                                                                              ----------------
                               Total Health Care Equipment & Services                         $      1,540,922
--------------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.4%
                               Construction Materials -- 0.2%
            850,000            Cemex SAB de CV, 3.72%, 3/15/20                                $        871,250
--------------------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.2%
  IDR11,178,198,000^           PT Bakrie & Brothers Tbk, 0.0% 12/30/99                        $        803,464
                                                                                              ----------------
                               Total Materials                                                $      1,674,714
--------------------------------------------------------------------------------------------------------------
                               MEDIA -- 0.3%
                               Cable & Satellite -- 0.3%
          2,148,000            DISH Network Corp., 2.375%, 3/15/24                            $      1,853,426
                                                                                              ----------------
                               Total Media                                                    $      1,853,426
--------------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 0.4%
                               Biotechnology -- 0.3%
            628,000            Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                   $        618,203
            827,000            Insmed, Inc., 1.75%, 1/15/25                                            770,997
                                                                                              ----------------
                                                                                              $      1,389,200
--------------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 0.1%
            700,000            Medicines Co., 2.75%, 7/15/23                                  $        647,351
                                                                                              ----------------
                               Total Pharmaceuticals, Biotechnology & Life Sciences           $      2,036,551
--------------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.1%
                               Application Software -- 0.1%
            283,000            Citrix Systems, Inc., 0.5%, 4/15/19                            $        406,244
                                                                                              ----------------
                               Total Software & Services                                      $        406,244
--------------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE CORPORATE BONDS
                               (Cost $9,727,374)                                              $      9,661,295
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

--------------------------------------------------------------------------------------------------------------
 Shares                                                                                       Value
--------------------------------------------------------------------------------------------------------------
                               PREFERRED STOCK -- 0.4% of Net Assets
                               DIVERSIFIED FINANCIALS -- 0.4%
                               Consumer Finance -- 0.4%
             76,924(b)         GMAC Capital Trust I, 7.624% (3 Month USD
                               LIBOR + 579 bps), 2/15/40                                      $      2,045,409
                                                                                              ----------------
                               Total Diversified Financials                                   $      2,045,409
--------------------------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCK
                               (Cost $1,807,205)                                              $      2,045,409
--------------------------------------------------------------------------------------------------------------
                               CONVERTIBLE PREFERRED STOCKS --
                               1.0% of Net Assets
                               BANKS -- 1.0%
                               Diversified Banks -- 1.0%
              2,354(c)         Bank of America Corp., 7.25%                                   $      2,996,642
              2,000(c)         Wells Fargo & Co., 7.5%                                               2,561,220
                                                                                              ----------------
                               Total Banks                                                    $      5,557,862
--------------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE PREFERRED STOCKS
                               (Cost $5,437,943)                                              $      5,557,862
--------------------------------------------------------------------------------------------------------------
                               COMMON STOCKS -- 0.5% of Net Assets
                               CAPITAL GOODS -- 0.0%+
                               Construction & Engineering -- 0.0%+
          6,013,974(d)         Abengoa SA, Class B                                            $         72,655
--------------------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.0%+
            156,027^(d)        Liberty Tire Recycling LLC                                     $          1,560
                                                                                              ----------------
                               Total Capital Goods                                            $         74,215
--------------------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 0.0%+
                               Homebuilding -- 0.0%+
          1,443,476(d)         Desarrolladora Homex SAB de CV                                 $         13,730
                                                                                              ----------------
                               Total Consumer Durables & Apparel                              $         13,730
--------------------------------------------------------------------------------------------------------------
                               ENERGY -- 0.5%
                               Coal & Consumable Fuels -- 0.0%+
                 13(d)         Alpha Natural Resources Holdings, Inc.                         $            328
--------------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 0.5%
          5,735,146^(d)        Ascent CNR Corp.                                               $      1,233,057
             39,631(d)         Frontera Energy Corp.                                                 1,221,229
              1,071(d)         Midstates Petroleum Co., Inc.                                            14,983
                203(d)         SilverBow Resources, Inc.                                                 6,222
                                                                                              ----------------
                                                                                              $      2,475,491
                                                                                              ----------------
                               Total Energy                                                   $      2,475,819
--------------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.0%+
                               Forest Products -- 0.0%+
            459,481(d)         Emerald Plantation Holdings, Ltd.                              $         36,759
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 17

--------------------------------------------------------------------------------------------------------------
 Shares                                                                                       Value
--------------------------------------------------------------------------------------------------------------
                               Steel -- 0.0%+
                 49(d)         ANR, Inc., Class C                                             $          1,241
                                                                                              ----------------
                               Total Materials                                                $         38,000
--------------------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost $12,628,454)                                             $      2,601,764
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)
--------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITY -- 0.1% of Net Assets
                               BANKS -- 0.1%
                               Thrifts & Mortgage Finance -- 0.1%
            450,000            InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                               11/15/46 (144A)                                                $        448,790
                                                                                              ----------------
                               Total Banks                                                    $        448,790
--------------------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITY
                               (Cost $450,000)                                                $        448,790
--------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               1.1% of Net Assets
                               BANKS -- 1.1%
                               Diversified Banks -- 0.1%
            850,000(b)         Wells Fargo Commercial Mortgage Trust, Series 2014-LC18,
                               Class D, 3.957%, 12/15/47 (144A)                               $        711,010
--------------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- 1.0%
            630,000(b)         BAMLL Commercial Mortgage Securities Trust, Series
                               2016-FR14, Class C, 1.374%, 2/27/48 (144A)                     $        576,450
            549,968(b)         Banc of America Commercial Mortgage Trust, Series 2007-4,
                               Class D, 6.07%, 2/10/51 (144A)                                          553,366
          1,500,000(b)         Citigroup Commercial Mortgage Trust, Series 2014-GC23,
                               Class E, 3.208%, 7/10/47 (144A)                                         977,778
          1,480,000(b)         COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                               Class B, 6.001%, 5/15/46                                              1,478,091
            455,000(b)         COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                               Class C, 6.001%, 5/15/46                                                320,429
            750,000(e)         Commercial Mortgage Trust, Series 2014-FL5, Class D,
                               5.897% (1 Month USD LIBOR + 400 bps), 10/15/31 (144A)                   712,333
            500,000(b)         Wachovia Bank Commercial Mortgage Trust, Series 2006-C27,
                               Class B, 5.865%, 7/15/45                                                498,922
                                                                                              ----------------
                                                                                              $      5,117,369
                                                                                              ----------------
                               Total Banks                                                    $      5,828,379
--------------------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                               (Cost $5,876,441)                                              $      5,828,379
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 81.7% of Net Assets
                               AUTOMOBILES & COMPONENTS -- 1.5%
                               Auto Parts & Equipment -- 0.6%
          2,035,000            Dana Financing Luxembourg S.a.r.l., 6.5%, 6/1/26 (144A)        $      2,111,313
            877,000            TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)                  920,850
                                                                                              ----------------
                                                                                              $      3,032,163
--------------------------------------------------------------------------------------------------------------
                               Automobile Manufacturers -- 0.9%
EUR       2,378,000            LKQ European Holdings BV, 3.625%, 4/1/26 (144A)                $      2,869,075
EUR       1,534,000            LKQ European Holdings BV, 4.125%, 4/1/28                              1,832,803
                                                                                              ----------------
                                                                                              $      4,701,878
                                                                                              ----------------
                               Total Automobiles & Components                                 $      7,734,041
--------------------------------------------------------------------------------------------------------------
                               BANKS -- 6.0%
                               Diversified Banks -- 3.9%
            800,000            Access Bank Plc, 10.5%, 10/19/21 (144A)                        $        891,744
          1,150,000            Alcbank TAS, 5.125%, 3/31/25                                          1,089,117
          2,000,000(b)(c)      Alfa Bank AO Via Alfa Bond Issuance Plc, 8.0% (5 Year
                               USD Swap Rate + 666 bps)                                              1,970,400
ARS       8,000,000(e)         Banco de la Ciudad de Buenos Aires, 0.0% (BADLARPP +
                               399 bps) 12/5/22                                                        408,707
          1,175,000(b)(c)      Banco do Brasil SA, 9.0% (5 Year CMT Index + 636 bps)                 1,243,620
            295,000(b)         Banco Nacional de Comercio Exterior SNC, 3.8%
                               (5 Year CMT Index + 300 bps), 8/11/26 (144A)                            289,321
            725,000(b)         BBVA Bancomer SA, 5.125% (5 Year CMT Index +
                               265 bps), 1/18/33 (144A)                                                684,219
          1,385,000(b)(c)      BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                               631 bps) (144A)                                                       1,491,991
          2,885,000(b)(c)      ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                   2,969,530
EUR         970,000(b)(c)      Lloyds Banking Group Plc, 6.375% (5 Year EUR Swap
                               Rate + 529 bps)                                                       1,274,394
          1,575,000            QNB Finansbank AS, 4.875%, 5/19/22 (144A)                             1,506,746
          1,773,000(b)(c)      Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                               Swap Rate + 572 bps)                                                  1,939,219
          1,570,000(b)(c)      Royal Bank of Scotland Group Plc, 8.625% (5 Year
                               USD Swap Rate + 760 bps)                                              1,719,150
            750,000            Sberbank of Russia Via SB Capital SA, 5.25%,
                               5/23/23 (144A)                                                          744,375
          2,140,000(b)(c)      Societe Generale SA, 7.375% (5 Year USD Swap
                               Rate + 624 bps) (144A)                                                2,268,400
              9,000(b)         Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD Swap
                               Rate + 585 bps), 11/1/27 (144A)                                           9,154
                                                                                              ----------------
                                                                                              $     20,500,087
--------------------------------------------------------------------------------------------------------------
                               Supranational -- 1.4%
INR      28,480,000            Asian Development Bank, 5.9%, 12/20/22                         $        415,903
INR     134,290,000            Asian Development Bank, 6.2%, 10/6/26                                 1,944,102

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 19

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               Supranational (continued)
INR     108,160,000            Asian Development Bank, 6.45%, 8/8/21                          $      1,616,278
            290,000            Banque Ouest Africaine de Developpement, 5.0%,
                               7/27/27 (144A)                                                          284,635
          2,386,000            Banque Ouest Africaine de Developpement,
                               5.5%, 5/6/21 (144A)                                                   2,454,598
ARS      16,270,000(f)         European Bank for Reconstruction & Development, 2/1/19                  665,779
                                                                                              ----------------
                                                                                              $      7,381,295
--------------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- 0.7%
          2,615,000            Financiera Independencia SAB de CV SOFOM ENR,
                               8.0%, 7/19/24 (144A)                                           $      2,543,087
          1,122,000            Provident Funding Associates LP / PFG Finance Corp.,
                               6.375%, 6/15/25 (144A)                                                1,128,261
                                                                                              ----------------
                                                                                              $      3,671,348
                                                                                              ----------------
                               Total Banks                                                    $     31,552,730
--------------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 4.6%
                               Aerospace & Defense -- 0.8%
EUR       3,615,000            TA MFG, Ltd., 3.625%, 4/15/23 (144A)                           $      4,443,600
--------------------------------------------------------------------------------------------------------------
                               Agricultural & Farm Machinery -- 0.0%+
            145,000            Titan International, Inc., 6.5%, 11/30/23 (144A)               $        147,175
--------------------------------------------------------------------------------------------------------------
                               Construction & Engineering -- 0.3%
          1,475,000            Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                $      1,478,687
--------------------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery & Heavy Trucks -- 0.4%
EUR         735,000            Loxam SAS, 4.25%, 4/15/24 (144A)                               $        939,233
EUR         705,000            Loxam SAS, 6.0%, 4/15/25 (144A)                                         921,976
                                                                                              ----------------
                                                                                              $      1,861,209
--------------------------------------------------------------------------------------------------------------
                               Electrical Components & Equipment -- 0.6%
            765,000            Exterran Energy Solutions LP / EES Finance Corp.,
                               8.125%, 5/1/25                                                 $        810,900
          2,000,000            General Cable Corp., 5.75%, 10/1/22                                   2,053,500
                                                                                              ----------------
                                                                                              $      2,864,400
--------------------------------------------------------------------------------------------------------------
                               Heavy Electrical Equipment -- 0.9%
EUR       3,974,000            Platin 1426 GmbH, 5.375%, 6/15/23 (144A)                       $      4,760,421
--------------------------------------------------------------------------------------------------------------
                               Industrial Conglomerates -- 0.1%
            485,000            Park-Ohio Industries, Inc., 6.625%, 4/15/27                    $        503,188
--------------------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.4%
EUR       1,865,000            Colfax Corp., 3.25%, 5/15/25 (144A)                            $      2,273,835
--------------------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors -- 1.1%
          1,197,000            H&E Equipment Services, Inc., 5.625%, 9/1/25                   $      1,202,985
          1,500,000            United Rentals North America, Inc., 4.625%, 10/15/25                  1,455,015
          1,500,000            United Rentals North America, Inc., 4.875%, 1/15/28                   1,421,250

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors (continued)
          1,690,000            WESCO Distribution, Inc., 5.375%, 12/15/21                     $      1,715,350
                                                                                                     5,794,600
                                                                                              ----------------
                               Total Capital Goods                                            $     24,127,115
--------------------------------------------------------------------------------------------------------------
                               COMMERCIAL & PROFESSIONAL SERVICES -- 0.3%
                               Diversified Support Services -- 0.3%
EUR       1,200,000            Novafives SAS, 5.0%, 6/15/25 (144A)                            $      1,476,018
                                                                                              ----------------
                               Total Commercial & Professional Services                       $      1,476,018
--------------------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                               Environmental & Facilities Services -- 0.1%
            745,000            Clean Harbors, Inc., 5.125%, 6/1/21                            $        749,656
                                                                                              ----------------
                               Total Commercial Services & Supplies                           $        749,656
--------------------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 2.0%
                               Homebuilding -- 2.0%
          2,237,897(g)         Abengoa Abenewco 2 SAU, 1.5% (1.25% PIK 0.25% cash),
                               3/31/23 (144A)                                                 $        262,953
          1,000,000            Beazer Homes USA, Inc., 5.875%, 10/15/27                                915,000
          1,984,000            Beazer Homes USA, Inc., 6.75%, 3/15/25                                1,949,280
          1,345,000            KB Home, 7.0%, 12/15/21                                               1,427,381
          2,079,000            Lennar Corp., 4.75%, 11/15/22                                         2,081,225
          1,050,000            Meritage Homes Corp., 6.0%, 6/1/25 (144A)                             1,082,812
          1,625,000            Taylor Morrison Communities, Inc. / Taylor Morrison
                               Holdings II, Inc., 5.875%, 4/15/23 (144A)                             1,661,563
          1,150,000            TRI Pointe Group, Inc., 5.25%, 6/1/27                                 1,092,500
                                                                                              ----------------
                               Total Consumer Durables & Apparel                              $     10,472,714
--------------------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 3.9%
                               Casinos & Gaming -- 2.6%
EUR       1,870,000            Codere Finance 2 Luxembourg SA, 6.75%, 11/1/21 (144A)          $      2,364,649
          1,355,000            Codere Finance 2 Luxembourg SA, 7.625%, 11/1/21 (144A)                1,382,371
          1,370,000            Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                            1,431,650
EUR       2,125,000            Intralot Capital Luxembourg SA, 5.25%, 9/15/24 (144A)                 2,574,400
EUR       1,124,000            Scientific Games International, Inc., 3.375%, 2/15/26 (144A)          1,314,821
EUR       1,312,000            Scientific Games International, Inc., 5.5%, 2/15/26 (144A)            1,515,682
          2,981,000            Scientific Games International, Inc., 10.0%, 12/1/22                  3,212,922
                                                                                              ----------------
                                                                                              $     13,796,495
--------------------------------------------------------------------------------------------------------------
                               Hotels, Resorts & Cruise Lines -- 0.9%
            515,000            Grupo Posadas SAB de CV, 7.875%, 6/30/22 (144A)                $        535,600
            500,000            Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                    528,900
          3,727,000            Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                          3,596,555
                                                                                              ----------------
                                                                                              $      4,661,055
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 21

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               Specialized Consumer Services -- 0.4%
          1,350,000            Aegea Finance S.a.r.l., 5.75%, 10/10/24 (144A)                 $      1,333,125
          1,140,000            Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)                         1,083,000
                                                                                              ----------------
                                                                                                     2,416,125
                                                                                              ----------------
                               Total Consumer Services                                        $     20,873,675
--------------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 5.7%
                               Asset Management & Custody Banks -- 0.4%
          2,454,000            Banco BTG Pactual SA, 5.5%, 1/31/23 (144A)                     $      2,392,650
--------------------------------------------------------------------------------------------------------------
                               Consumer Finance -- 1.7%
          3,201,000            Alpha Holding SA de CV, 10.0%, 12/19/22 (144A)                 $      3,111,372
          1,925,000            Credito Real SAB de CV SOFOM ER, 7.25%, 7/20/23 (144A)                1,980,440
INR     240,670,000            International Finance Corp., 8.25%, 6/10/21                           3,770,002
                                                                                              ----------------
                                                                                              $      8,861,814
--------------------------------------------------------------------------------------------------------------
                               Diversified Capital Markets -- 1.6%
            759,000(b)(c)      Credit Suisse Group AG, 7.125% (5 Year USD Swap
                               Rate + 511 bps)                                                $        796,191
          2,230,000            Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                       2,230,000
          1,565,000            Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                         1,565,000
          1,800,000            Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc.,
                               6.375%, 12/15/22 (144A)                                               1,836,000
          1,775,000(b)(c)      UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)                 1,879,281
                                                                                              ----------------
                                                                                              $      8,306,472
--------------------------------------------------------------------------------------------------------------
                               Specialized Finance -- 2.0%
          1,500,000            Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                  $      1,584,019
          1,185,000            Nationstar Mortgage LLC / Nationstar Capital Corp.,
                               6.5%, 7/1/21                                                          1,199,813
          4,500,000            Nationstar Mortgage LLC / Nationstar Capital Corp.,
                               6.5%, 6/1/22                                                          4,623,750
          3,300,000            Nova Austral SA, 8.25%, 5/26/21 (144A)                                3,277,134
                                                                                              ----------------
                                                                                              $     10,684,716
                                                                                              ----------------
                               Total Diversified Financials                                   $     30,245,652
--------------------------------------------------------------------------------------------------------------
                               ENERGY -- 12.8%
                               Integrated Oil & Gas -- 2.6%
            445,000            Ascent Resources Utica Holdings LLC / ARU Finance
                               Corp., 10.0%, 4/1/22 (144A)                                    $        478,375
          5,725,000            Petrobras Global Finance BV, 5.299%, 1/27/25 (144A)                   5,630,538
            256,000            Petrobras Global Finance BV, 6.25%, 3/17/24                             269,312
            700,000(e)         Petroleos Mexicanos, 5.721% (3 Month USD LIBOR +
                               365 bps), 3/11/22                                                       764,050
          1,100,000            Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%,
                               8/14/19 (144A)                                                        1,157,750
          4,475,000            YPF SA, 6.95%, 7/21/27 (144A)                                         4,402,281
ARS      22,125,000            YPF SA, 16.5%, 5/9/22 (144A)                                            999,662
                                                                                              ----------------
                                                                                              $     13,701,968
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               Oil & Gas Drilling -- 0.4%
          1,070,000            Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)           $      1,086,050
          1,170,000            Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                       1,121,738
                                                                                              ----------------
                                                                                              $      2,207,788
--------------------------------------------------------------------------------------------------------------
                               Oil & Gas Equipment & Services -- 0.8%
          1,117,000            Archrock Partners LP / Archrock Partners Finance
                               Corp., 6.0%, 4/1/21                                            $      1,114,207
          1,000,000            Archrock Partners LP / Archrock Partners Finance Corp.,
                               6.0%, 10/1/22                                                         1,000,000
          1,118,000            Calfrac Holdings LP, 7.5%, 12/1/20 (144A)                             1,106,820
            600,000            FTS International, Inc., 6.25%, 5/1/22                                  603,750
            505,000            SESI LLC, 7.75%, 9/15/24 (144A)                                         522,675
                                                                                              ----------------
                                                                                              $      4,347,452
--------------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 4.8%
            525,000            Centennial Resource Production LLC, 5.375%,
                               1/15/26 (144A)                                                 $        521,063
            167,000            Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                          177,020
            901,000            Covey Park Energy LLC / Covey Park Finance Corp.,
                               7.5%, 5/15/25 (144A)                                                    905,505
            850,000            Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                      888,250
          1,380,000            Great Western Petroleum LLC / Great Western Finance
                               Corp., 9.0%, 9/30/21 (144A)                                           1,421,400
          1,055,000            Gulfport Energy Corp., 6.0%, 10/15/24                                 1,002,250
            212,000            Halcon Resources Corp., 6.75%, 2/15/25                                  211,735
          1,040,000            Hilcorp Energy I LP / Hilcorp Finance Co., 5.0%,
                               12/1/24 (144A)                                                        1,011,400
            620,000            Jagged Peak Energy LLC, 5.875%, 5/1/26 (144A)                           622,325
            575,000            MEG Energy Corp., 6.5%, 1/15/25 (144A)                                  575,115
          1,460,000            MEG Energy Corp., 7.0%, 3/31/24 (144A)                                1,310,350
          3,415,000            Nostrum Oil & Gas Finance BV, 7.0%, 2/16/25 (144A)                    3,281,815
          1,965,000            Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                    1,999,678
          1,515,000            Oasis Petroleum, Inc., 6.875%, 3/15/22                                1,560,450
            320,000            Parsley Energy LLC / Parsley Finance Corp., 5.25%,
                               8/15/25 (144A)                                                          319,200
          1,460,000            Parsley Energy LLC / Parsley Finance Corp., 5.375%,
                               1/15/25 (144A)                                                        1,463,650
            600,000            Parsley Energy LLC / Parsley Finance Corp., 5.625%,
                               10/15/27 (144A)                                                         607,500
            250,000            Parsley Energy LLC / Parsley Finance Corp., 6.25%,
                               6/1/24 (144A)                                                           261,250
          2,727,000            Sanchez Energy Corp., 6.125%, 1/15/23                                 1,969,439
            615,000            Sanchez Energy Corp., 7.25%, 2/15/23 (144A)                             621,150
          1,873,000            SEPLAT Petroleum Development Co. Plc, 9.25%, 4/1/23 (144A)            1,896,787
            200,000            SM Energy Co., 6.125%, 11/15/22                                         202,000

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 23

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production (continued)
            945,000            SM Energy Co., 6.75%, 9/15/26                                  $        961,538
            810,000            SRC Energy, Inc., 6.25%, 12/1/25 (144A)                                 818,100
            800,000            Whiting Petroleum Corp., 6.625%, 1/15/26 (144A)                         820,000
                                                                                              ----------------
                                                                                              $     25,428,970
--------------------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 0.6%
          1,790,000            Calumet Specialty Products Partners LP / Calumet
                               Finance Corp., 6.5%, 4/15/21                                   $      1,767,625
            792,632(e)         EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                               7.925% (3 Month USD LIBOR + 563 bps), 9/24/19                           792,473
            415,000            PBF Holding Co., LLC / PBF Finance Corp., 7.0%, 11/15/23                428,488
                                                                                              ----------------
                                                                                              $      2,988,586
--------------------------------------------------------------------------------------------------------------
                               Oil & Gas Storage & Transportation -- 3.6%
          2,447,000            Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27          $      2,385,825
          1,730,000            Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                    1,691,075
          1,500,000            Delek Logistics Partners LP, 6.75%, 5/15/25 (144A)                    1,488,750
            868,000            Energy Transfer Equity LP, 5.5%, 6/1/27                                 868,000
          1,085,000            Energy Transfer Equity LP, 5.875%, 1/15/24                            1,108,056
          1,110,000            Genesis Energy LP / Genesis Energy Finance Corp.,
                               6.25%, 5/15/26                                                        1,060,050
          1,395,000            Genesis Energy LP / Genesis Energy Finance Corp.,
                               6.5%, 10/1/25                                                         1,370,587
          1,820,000            Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23                 1,838,200
          1,000,000(e)         Golar LNG Partners LP, 8.089% (3 Month USD LIBOR +
                               625 bps), 5/18/21 (144A)                                              1,015,039
          1,735,000            Hess Infrastructure Partners LP / Hess Infrastructure
                               Partners Finance Corp., 5.625%, 2/15/26 (144A)                        1,752,350
            400,000            Sunoco LP / Sunoco Finance Corp., 5.875%, 3/15/28 (144A)                388,500
          2,150,000            Targa Resources Partners LP / Targa Resources Partners
                               Finance Corp., 4.25%, 11/15/23                                        2,031,750
            559,000            Targa Resources Partners LP / Targa Resources Partners
                               Finance Corp., 5.0%, 1/15/28 (144A)                                     517,075
          1,375,000            Williams Cos., Inc., 4.55%, 6/24/24                                   1,369,844
                                                                                              ----------------
                                                                                              $     18,885,101
                                                                                              ----------------
                               Total Energy                                                   $     67,559,865
--------------------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.2%
                               Food Retail -- 0.2%
          1,285,000            C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)              $      1,207,900
                                                                                              ----------------
                               Total Food & Staples Retailing                                 $      1,207,900
--------------------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 6.1%
                               Packaged Foods & Meats -- 5.8%
GBP       1,170,000            Boparan Finance Plc, 5.5%, 7/15/21 (144A)                      $      1,526,388
            735,000(h)         CFG Investment SAC, 9.75%, 7/30/19 (144A)                               797,475
EUR       1,353,000            Darling Global Finance BV, 4.75%, 5/30/22 (144A)                      1,675,587

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats (continued)
            950,000            JBS Investments GmbH, 7.25%, 4/3/24 (144A)                     $        936,652
          3,135,000            JBS USA LUX SA / JBS USA Finance, Inc., 5.75%,
                               6/15/25 (144A)                                                        2,945,959
          2,350,000            JBS USA LUX SA / JBS USA Finance, Inc., 6.75%,
                               2/15/28 (144A)                                                        2,256,000
          3,020,000            MARB BondCo Plc, 6.875%, 1/19/25 (144A)                               2,838,800
          1,335,000            MARB BondCo Plc, 7.0%, 3/15/24 (144A)                                 1,276,607
          3,923,000            Marfrig Holding Europe BV, 8.0%, 6/8/23 (144A)                        3,967,134
          6,591,000            Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                         5,880,490
          1,560,000            Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                           1,474,200
          2,575,000            Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                          2,549,250
EUR       1,206,000            Picard Bonco, 5.5%, 11/30/24                                          1,434,590
            581,000            Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                           554,855
          1,226,687(h)         Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                              503,025
                                                                                              ----------------
                                                                                              $     30,617,012
--------------------------------------------------------------------------------------------------------------
                               Tobacco -- 0.3%
            535,000            Alliance One International, Inc., 8.5%, 4/15/21 (144A)         $        552,387
          1,350,000            Alliance One International, Inc., 9.875%, 7/15/21                     1,279,125
                                                                                              ----------------
                                                                                              $      1,831,512
                                                                                              ----------------
                               Total Food, Beverage & Tobacco                                 $     32,448,524
--------------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 3.2%
                               Health Care Facilities -- 0.8%
            495,000            CHS/Community Health Systems, Inc., 6.25%, 3/31/23             $        451,687
          2,015,000            CHS/Community Health Systems, Inc., 6.875%, 2/1/22                    1,093,742
          1,300,000            Kindred Healthcare, Inc., 6.375%, 4/15/22                             1,334,125
          1,275,000            RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                               5/1/23 (144A)                                                         1,338,368
                                                                                              ----------------
                                                                                              $      4,217,922
--------------------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.6%
          1,887,000            Rede D'or Finance S.a.r.l., 4.95%, 1/17/28 (144A)              $      1,743,116
          1,430,000            Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                     1,244,100
            155,000            Universal Hospital Services, Inc., 7.625%, 8/15/20                      156,163
                                                                                              ----------------
                                                                                              $      3,143,379
--------------------------------------------------------------------------------------------------------------
                               Health Care Technology -- 0.5%
EUR       2,200,000            IQVIA, Inc., 3.25%, 3/15/25 (144A)                             $      2,697,714
--------------------------------------------------------------------------------------------------------------
                               Managed Health Care -- 1.3%
          1,840,000            Centene Corp., 4.75%, 5/15/22                                  $      1,858,400
          1,550,000            Centene Corp., 5.625%, 2/15/21                                        1,590,687
          3,155,000            WellCare Health Plans, Inc., 5.25%, 4/1/25                            3,171,091
                                                                                              ----------------
                                                                                              $      6,620,178
                                                                                              ----------------
                               Total Health Care Equipment & Services                         $     16,679,193
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 25

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                               Household Cleaning Supplies -- 0.3%
EUR       1,400,000            Diamond BC BV, 5.625%, 8/15/25 (144A)                          $      1,616,160
--------------------------------------------------------------------------------------------------------------
                               Personal Products -- 0.1%
            420,000            Revlon Consumer Products Corp., 6.25%, 8/1/24                  $        252,000
                                                                                              ----------------
                               Total Household & Personal Products                            $      1,868,160
--------------------------------------------------------------------------------------------------------------
                               INSURANCE -- 3.5%
                               Reinsurance -- 3.5%
          1,300,000+(i)(j)     Arlington Re 2015, Variable Rate Notes, 8/1/18                 $         63,180
          1,315,315+(i)(j)     Berwick Re 2018-1, Variable Rate Notes, 12/31/21                      1,337,149
            250,000+(i)(j)     Blue Lotus Re 2018, Variable Rate Notes, 12/31/21                       259,475
            500,000(e)         Caelus Re V 2017-1 D, 11.057% (3 Month U.S. Treasury
                               Bill + 925 bps), 6/5/20 (144A) (Cat Bond)                                 7,400
          3,900,000+(i)(j)     Carnoustie Re 2015, Variable Rate Notes, 7/1/18                          79,560
          2,600,000+(i)(j)     Carnoustie Re 2016, Variable Rate Notes, 11/30/20                       281,320
            800,000+(i)(j)     Carnoustie Re 2017, Variable Rate Notes, 11/30/21                       241,120
            250,000+(i)(j)     Carnoustie Re 2018, Variable Rate Notes, 12/31/21                       255,200
            300,000+(i)(j)     Clarendon Re 2018, Variable Rate Notes, 1/15/19                         263,460
            600,000+(i)(j)     Cypress Re 2017, Variable Rate Notes, 1/10/19                           274,560
            300,000+(i)(j)     Cypress Re 2018-1, Variable Rate Notes, 1/15/19                         283,110
            250,000+(i)(j)     Dartmouth Re 2018, Variable Rate Notes, 1/15/19                         204,225
            150,000+(i)(j)     Eden Re II 2017-1 B, Variable Rate Notes, 3/22/21 (144A)                104,850
            250,000+(i)(j)     Eden Re II 2018-1 A, Variable Rate Notes, 3/22/22 (144A)                257,400
            450,000+(i)(j)     Eden Re II 2018-1 B, Variable Rate Notes, 3/22/22 (144A)                463,320
            300,000(e)         Galilei Re 2016-1, 6.968% (6 Month USD LIBOR + 545 bps),
                               1/8/20 (144A) (Cat Bond)                                                301,200
            300,000(e)         Galilei Re 2016-1, 8.048% (6 Month USD LIBOR +
                               653 bps), 1/8/20 (144A) (Cat Bond)                                      302,910
            250,000(e)         Galilei Re 2016-1, 9.928% (6 Month USD LIBOR +
                               841 bps), 1/8/20 (144A) (Cat Bond)                                      251,475
            300,000(e)         Galilei Re 2017-1, 8.068% (6 Month USD LIBOR +
                               653 bps), 1/8/21 (144A) (Cat Bond)                                      303,630
          1,600,000+(i)(j)     Gleneagles Re 2016, Variable Rate Notes, 11/30/20                       187,520
            250,000+(i)(j)     Gleneagles Re 2018, Variable Rate Notes, 12/31/21                       257,300
            300,000+(i)(j)     Gloucester Re 2018, Variable Rate Notes, 1/15/19                        218,880
          1,000,000+(i)(j)     Harambee Re 2018, Variable Rate Notes, 12/31/21                       1,003,900
            250,000(e)         International Bank for Reconstruction & Development,
                               7.593% (3 Month USD LIBOR + 600 bps), 2/15/21
                               (144A) (Cat Bond)                                                       248,735
            250,000(e)         International Bank for Reconstruction & Development,
                               9.841% (3 Month USD LIBOR + 825 bps), 2/14/20 (144A)
                               (Cat Bond)                                                              249,730
            250,000+(e)        International Bank for Reconstruction & Development,
                               13.126% (6 Month USD LIBOR + 1,150 bps), 7/15/20
                               (144A) (Cat Bond)                                                       249,825

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               Reinsurance (continued)
            326,836+(i)(j)     Kilarney Re 2018, Variable Rate Notes, 4/15/19                 $        336,968
            500,000(e)         Kilimanjaro II Re 2017, 11.672% (6 Month USD
                               LIBOR + 949 bps), 4/20/21 (144A) (Cat Bond)                             503,850
            300,000+(i)(j)     Kingsbarns Re 2017, Variable Rate Notes, 5/15/18                        206,190
            250,000+(i)(j)     Limestone Re 2016,Class A Non Voting, Variable Rate
                               Notes, 8/31/21                                                          240,250
            250,000+(i)(j)     Limestone Re 2016, Class A Voting, Variable Rate
                               Notes, 8/31/21                                                          240,250
          1,100,000+(i)(j)     Lorenz Re 2016, Variable Rate Notes, 3/31/19                             14,960
            450,000+(i)(j)     Lorenz Re 2017, Variable Rate Notes, 3/31/20                            390,420
            490,000+(i)(j)     Madison Re 2016, Variable Rate Notes, 3/31/19                            31,115
            300,000+(i)(j)     Madison Re 2017, Variable Rate Notes, 3/31/19                            79,170
            250,000+(i)(j)     Madison Re 2018, Variable Rate Notes, 12/31/21                          258,225
            250,000+(i)(j)     Merion Re 2018, Variable Rate Notes, 12/31/21                           217,975
            600,000+(i)(j)     Merion Re 2018-2, Variable Rate Notes, 12/31/21                         633,000
            400,000(e)         Northshore Re II 2017, Ltd., 9.057% (3 Month U.S.
                               Treasury Bill + 725 bps), 7/6/20 (144A) (Cat Bond)                      402,800
            250,000+(i)(j)     Oakmont Re 2017, Variable Rate Notes, 4/13/18                           229,850
            250,000+(i)(j)     Old Head Re 2018, Variable Rate Notes, 12/31/21                         213,675
            250,000+(i)(j)     Oyster Bay Re 2018, Variable Rate Notes, 1/15/19                        228,150
          3,900,000+(i)(j)     Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                            8,001
          3,500,000+(i)(j)     Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                         33,416
          1,000,000+(i)(j)     Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                         65,800
            300,000+(i)(j)     Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                        315,240
            600,000+(i)(j)     Pinehurst 2018-1, Variable Rate Notes, 1/15/19                          573,060
            300,000+(i)(j)     Portrush Re 2017, Variable Rate Notes, 6/15/18                          279,420
          1,300,000+(i)(j)     Prestwick Re 2015-1, Variable Rate Notes, 7/1/18                         22,100
            500,000(e)         Residential Reinsurance 2016, 7.177% (3 Month
                               U.S. Treasury Bill + 537 bps), 12/6/20 (144A) (Cat Bond)                494,750
            400,000+(i)(j)     Resilience Re, Variable Rate Notes, 1/8/19 (144A)                       400,000
            250,000+(i)(j)     Resilience Re, Variable Rate Notes, 4/8/19                              227,125
            400,000+(i)(j)     Resilience Re, Variable Rate Notes, 5/1/19                              358,000
            250,000+(i)(j)     Seminole Re 2018, Variable Rate Notes, 1/15/19                          224,150
            500,000+(i)(j)     St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                      101,200
            521,395+(i)(j)     St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                      572,700
            250,000(e)         Tailwind Re 2017, Ltd., 12.807% (3 Month U.S.
                               Treasury Bill + 1,100 bps), 1/8/22 (144A) (Cat Bond)                    252,950
            250,000+(i)(j)     Thopas Re 2018, Variable Rates Notes, 12/31/21                          255,975
            250,000(e)         Ursa Re 2017, 5.25% (3 Month U.S. Treasury Bill +
                               525 bps), 12/10/20 (144A) (Cat Bond)                                    251,675
            600,000(e)         Ursa Re 2017, 7.807% (3 Month U.S. Treasury Bill +
                               600 bps), 5/27/20 (144A) (Cat Bond)                                     605,100
          3,000,000+(i)(j)     Versutus 2016-A, Variable Rate Notes, 11/30/20                           24,600
            600,000+(i)(j)     Versutus 2017-A, Variable Rate Notes, 11/30/21                           41,400

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 27

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               Reinsurance (continued)
            300,000+(i)(j)     Versutus 2018-A, Variable Rate Notes, 12/31/21                 $        304,170
            250,000+(i)(j)     Viribus Re 2018, Variable Rate Notes, 12/31/21                          260,950
            250,000+(i)(j)     Wentworth 2017, Variable Rate Notes, 7/13/18                            244,800
            250,000+(i)(j)     Woburn Re 2018, Variable Rate Notes, 12/31/21                           256,250
                                                                                              ----------------
                               Total Insurance                                                $     18,350,114
--------------------------------------------------------------------------------------------------------------
                               MATERIALS -- 7.5%
                               Aluminum -- 0.4%
EUR       1,165,000            Constellium NV, 4.25%, 2/15/26 (144A)                          $      1,422,707
            375,000            Rusal Capital, DAC, 4.85%, 2/1/23 (144A)                                120,000
          2,650,000            Rusal Capital, DAC, 5.125%, 2/2/22 (144A)                               848,000
                                                                                              ----------------
                                                                                              $      2,390,707
--------------------------------------------------------------------------------------------------------------
                               Commodity Chemicals -- 0.1%
            603,000            Hexion, Inc., 6.625%, 4/15/20                                  $        566,066
--------------------------------------------------------------------------------------------------------------
                               Construction Materials -- 0.2%
EUR       1,090,000            Cemex SAB de CV, 2.75%, 12/5/24 (144A)                         $      1,308,625
--------------------------------------------------------------------------------------------------------------
                               Diversified Chemicals -- 1.4%
EUR         625,000            Avantor, Inc., 4.75%, 10/1/24 (144A)                           $        754,338
            460,000            Blue Cube Spinco, Inc., 9.75%, 10/15/23                                 529,000
EUR         628,000            INEOS Finance Plc, 4.0%, 5/1/23 (144A)                                  773,944
          2,840,000            Koks OAO Via Koks Finance, DAC, 7.5%, 5/4/22 (144A)                   2,876,454
          2,750,000            Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.75%,
                               4/30/26 (144A)                                                        2,743,125
                                                                                              ----------------
                                                                                              $      7,676,861
--------------------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 1.5%
            810,000            Ausdrill Finance Pty, Ltd., 6.875%, 11/1/19 (144A)             $        818,100
          1,080,000            Nexa Resources SA, 5.375%, 5/4/27 (144A)                              1,082,700
          1,218,000            Rain CII Carbon LLC / CII Carbon Corp., 7.25%,
                               4/1/25 (144A)                                                         1,254,540
          1,150,000            Vedanta Resources Plc, 6.375%, 7/30/22 (144A)                         1,157,130
            500,000            Vedanta Resources Plc, 7.125%, 5/31/23                                  510,000
          3,045,000            Vedanta Resources Plc, 8.25%, 6/7/21 (144A)                           3,269,721
                                                                                              ----------------
                                                                                              $      8,092,191
--------------------------------------------------------------------------------------------------------------
                               Fertilizers & Agricultural Chemicals -- 0.2%
EUR         729,000            OCI NV, 5.0%, 4/15/23 (144A)                                   $        896,482
--------------------------------------------------------------------------------------------------------------
                               Forest Products -- 0.4%
          1,905,000            Eldorado Intl. Finance GmbH, 8.625%, 6/16/21 (144A)            $      2,019,300
--------------------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 1.4%
EUR         700,000(g)         ARD Finance SA, 6.625% (7.375% PIK 0.0% cash), 9/15/23         $        889,011
            700,000(g)         ARD Finance SA, 7.125% (7.875% PIK 0.0% cash), 9/15/23                  715,750
            590,000            Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc.,
                               4.625%, 5/15/23 (144A)                                                  591,475

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               Metal & Glass Containers (continued)
EUR         410,000            Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc.,
                               6.75%, 5/15/24 (144A)                                          $        539,742
            630,000            Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc.,
                               7.25%, 5/15/24 (144A)                                                   664,650
EUR       1,390,000            Crown European Holdings SA, 2.875%, 2/1/26 (144A)                     1,654,070
EUR         725,000            Horizon Holdings I SAS, 7.25%, 8/1/23 (144A)                            916,087
EUR         950,000            Verallia Packaging SASU, 5.125%, 8/1/22 (144A)                        1,185,867
                                                                                              ----------------
                                                                                              $      7,156,652
--------------------------------------------------------------------------------------------------------------
                               Silver -- 0.2%
          1,040,000            Coeur Mining, Inc., 5.875%, 6/1/24                             $      1,024,400
--------------------------------------------------------------------------------------------------------------
                               Specialty Chemicals -- 0.1%
            398,000            Ingevity Corp., 4.5%, 2/1/26 (144A)                            $        383,573
--------------------------------------------------------------------------------------------------------------
                               Steel -- 1.6%
          1,240,000            BlueScope Steel Finance, Ltd. / BlueScope Steel Finance
                               USA LLC, 6.5%, 5/15/21 (144A)                                  $      1,280,300
            770,000            Commercial Metals Co., 5.375%, 7/15/27                                  750,750
            618,000            Commercial Metals Co., 5.75%, 4/15/26 (144A)                            618,772
          2,848,000            Metinvest BV, 7.75%, 4/23/23 (144A)                                   2,768,826
          1,153,000(h)         Samarco Mineracao SA, 4.125%, 11/1/22 (144A)                            838,807
            670,000            SunCoke Energy Partners LP / SunCoke Energy Partners
                               Finance Corp., 7.5%, 6/15/25 (144A)                                     688,425
          1,617,000            United States Steel Corp., 6.25%, 3/15/26                             1,604,873
                                                                                              ----------------
                                                                                              $      8,550,753
                                                                                              ----------------
                               Total Materials                                                $     40,065,610
--------------------------------------------------------------------------------------------------------------
                               MEDIA -- 3.1%
                               Advertising -- 0.2%
          1,125,000            MDC Partners, Inc., 6.5%, 5/1/24 (144A)                        $      1,106,719
--------------------------------------------------------------------------------------------------------------
                               Cable & Satellite -- 2.0%
            320,000            Altice Financing SA, 6.625%, 2/15/23 (144A)                    $        320,000
          1,900,000            CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%,
                               5/1/27 (144A)                                                         1,780,243
          1,580,000            CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%,
                               2/15/26 (144A)                                                        1,568,150
          1,280,000            CSC Holdings LLC, 5.375%, 2/1/28 (144A)                               1,196,800
            575,000            CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                  551,885
            595,000            Videotron, Ltd., 5.125%, 4/15/27 (144A)                                 583,100
          1,800,000            Videotron, Ltd., 5.375%, 6/15/24 (144A)                               1,849,500
EUR       2,300,000            Ziggo Secured Finance BV, 4.25%, 1/15/27 (144A)                       2,832,799
                                                                                              ----------------
                                                                                              $     10,682,477
--------------------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 0.9%
GBP         900,000            AMC Entertainment Holdings, Inc., 6.375%, 11/15/24             $      1,256,945
            979,000            Netflix, Inc., 4.375%, 11/15/26                                         915,062

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 29

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               Movies & Entertainment (continued)
            807,000            VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                         $        780,772
EUR       1,125,000            WMG Acquisition Corp., 4.125%, 11/1/24 (144A)                         1,426,932
                                                                                              ----------------
                                                                                              $      4,379,711
                                                                                              ----------------
                               Total Media                                                    $     16,168,907
--------------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 2.3%
                               Biotechnology -- 0.1%
            713,000            Charles River Laboratories International, Inc., 5.5%,
                               4/1/26 (144A)                                                  $        725,264
--------------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 2.2%
          2,271,000            Endo Finance LLC / Endo Finco, Inc., 5.375%,
                               1/15/23 (144A)                                                 $      1,643,636
            750,000            Horizon Pharma, Inc., 6.625%, 5/1/23                                    750,000
            225,000            Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.75%,
                               11/1/24 (144A)                                                          239,625
EUR       3,475,000            Valeant Pharmaceuticals International, Inc., 4.5%, 5/15/23            3,814,059
EUR       1,540,000            Valeant Pharmaceuticals International, Inc., 4.5%,
                               5/15/23 (144A)                                                        1,690,259
          2,062,000            Valeant Pharmaceuticals International, Inc., 5.875%,
                               5/15/23 (144A)                                                        1,894,462
            565,000            Valeant Pharmaceuticals International, Inc., 6.5%,
                               3/15/22 (144A)                                                          586,188
            755,000            Valeant Pharmaceuticals International, Inc., 7.0%,
                               3/15/24 (144A)                                                          796,525
                                                                                              ----------------
                                                                                              $     11,414,754
                                                                                              ----------------
                               Total Pharmaceuticals, Biotechnology & Life Sciences           $     12,140,018
--------------------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 1.3%
                               Specialized REIT -- 1.3%
EUR       1,140,000            Equinix, Inc., 2.875%, 2/1/26                                  $      1,327,874
            919,000            Equinix, Inc., 5.375%, 4/1/23                                           944,272
          2,000,000            Iron Mountain, Inc., 4.875%, 9/15/27 (144A)                           1,882,500
          2,870,000            Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital
                               LLC, 6.0%, 4/15/23 (144A)                                             2,805,425
                                                                                              ----------------
                               Total Real Estate                                              $      6,960,071
--------------------------------------------------------------------------------------------------------------
                               RETAILING -- 0.9%
                               Department Stores -- 0.5%
          1,800,000            Grupo Kaltex SA de CV, 8.875%, 4/11/22 (144A)                  $      1,566,000
EUR       1,025,000            Takko Lux 2 SCA, 5.375%, 11/15/23 (144A)                              1,180,474
                                                                                              ----------------
                                                                                              $      2,746,474
--------------------------------------------------------------------------------------------------------------
                               Specialty Stores -- 0.4%
          1,400,000            PetSmart, Inc., 5.875%, 6/1/25 (144A)                          $      1,004,500
          1,615,000            PetSmart, Inc., 7.125%, 3/15/23 (144A)                                  936,700
                                                                                              ----------------
                                                                                              $      1,941,200
                                                                                              ----------------
                               Total Retailing                                                $      4,687,674
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 2.3%
                               Data Processing & Outsourced Services -- 1.7%
EUR       1,250,000            Alliance Data Systems Corp., 4.5%, 3/15/22 (144A)              $      1,556,178
          1,765,000            Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)                   1,795,887
          3,100,000            Cardtronics, Inc., 5.125%, 8/1/22                                     3,007,000
          1,460,000            Cardtronics, Inc. / Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)        1,354,150
          1,260,000            First Data Corp., 7.0%, 12/1/23 (144A)                                1,318,439
                                                                                              ----------------
                                                                                              $      9,031,654
--------------------------------------------------------------------------------------------------------------
                               Internet Software & Services -- 0.3%
          1,780,000            Cimpress NV, 7.0%, 4/1/22 (144A)                               $      1,846,750
--------------------------------------------------------------------------------------------------------------
                               IT Consulting & Other Services -- 0.3%
          1,455,000            Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)               $      1,475,006
                                                                                              ----------------
                               Total Software & Services                                      $     12,353,410
--------------------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 1.6%
                               Communications Equipment -- 0.1%
            512,000            CommScope Technologies LLC, 6.0%, 6/15/25 (144A)               $        526,080
--------------------------------------------------------------------------------------------------------------
                               Electronic Components -- 1.1%
EUR       1,505,000            Belden, Inc., 2.875%, 9/15/25 (144A)                           $      1,779,467
EUR         815,000            Belden, Inc., 3.375%, 7/15/27 (144A)                                    955,166
EUR       2,250,000            Belden, Inc., 3.875%, 3/15/28                                         2,648,475
EUR         250,000            Belden, Inc., 4.125%, 10/15/26 (144A)                                   317,171
                                                                                              ----------------
                                                                                              $      5,700,279
--------------------------------------------------------------------------------------------------------------
                               Technology Hardware, Storage & Peripherals -- 0.4%
          1,910,000            Diebold Nixdorf, Inc., 8.5%, 4/15/24                           $      1,981,625
            450,000            TTM Technologies, Inc., 5.625%, 10/1/25 (144A)                          441,000
                                                                                              ----------------
                                                                                              $      2,422,625
                                                                                              ----------------
                               Total Technology Hardware & Equipment                          $      8,648,984
--------------------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 5.9%
                               Integrated Telecommunication Services -- 1.4%
          5,075,000            Frontier Communications Corp., 8.75%, 4/15/22                  $      4,224,937
          2,100,000            Windstream Services LLC / Windstream Finance Corp.,
                               8.625%, 10/31/25 (144A)                                               1,926,750
          1,889,000            Windstream Services LLC / Windstream Finance Corp.,
                               8.75%, 12/15/24 (144A)                                                1,128,678
                                                                                              ----------------
                                                                                              $      7,280,365
--------------------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services -- 4.5%
            600,000            Altice Finco SA, 8.125%, 1/15/24 (144A)                        $        615,750
          1,767,000            CenturyLink, Inc., 5.625%, 4/1/25                                     1,625,640
          3,320,000            Digicel, Ltd., 6.0%, 4/15/21 (144A)                                   3,158,150
            775,000            Frontier Communications Corp., 11.0%, 9/15/25                           594,812
          4,325,000            MTN Mauritius Investment, Ltd., 5.373%, 2/13/22 (144A)                4,379,062
          4,235,000            Sprint Corp., 7.25%, 9/15/21                                          4,494,394

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 31

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services (continued)
            525,000            T-Mobile USA, Inc., 4.75%, 2/1/28                              $        505,208
          1,155,000            T-Mobile USA, Inc., 6.0%, 4/15/24                                     1,209,863
          2,750,000            Unison Ground Lease Funding LLC, 5.78%, 3/15/20 (144A)                2,728,903
EUR       1,455,000            Wind Tre S.p.A., 2.625%, 1/20/23 (144A)                               1,597,563
EUR       1,972,000            Wind Tre S.p.A., 3.125%, 1/20/25 (144A)                               2,097,441
            980,000            Wind Tre S.p.A., 5.0%, 1/20/26 (144A)                                   822,612
                                                                                              ----------------
                                                                                              $     23,829,398
                                                                                              ----------------
                               Total Telecommunication Services                               $     31,109,763
--------------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 2.1%
                               Airlines -- 0.7%
            860,000            DAE Funding LLC, 5.0%, 8/1/24 (144A)                           $        828,868
            909,573            Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                             925,490
          1,585,000            Latam Finance, Ltd., 6.875%, 4/11/24 (144A)                           1,630,807
                                                                                              ----------------
                                                                                              $      3,385,165
--------------------------------------------------------------------------------------------------------------
                               Highways & Railtracks -- 1.0%
          2,645,000            Hidrovias International Finance S.a.r.l., 5.95%,
                               1/24/25 (144A)                                                 $      2,578,875
MXN      27,000,000            Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                               6/10/28 (144A)                                                        1,375,901
          1,320,000            Rumo Luxembourg S.a.r.l., 7.375%, 2/9/24 (144A)                       1,401,180
                                                                                              ----------------
                                                                                              $      5,355,956
--------------------------------------------------------------------------------------------------------------
                               Marine -- 0.4%
          2,225,000            Navios South American Logistics, Inc. / Navios Logistics
                               Finance US, Inc., 7.25%, 5/1/22 (144A)                         $      2,136,000
--------------------------------------------------------------------------------------------------------------
                               Trucking -- 0.0%+
          2,925,683(h)         Inversiones Alsacia SA, 8.0%, 12/31/18 (144A)                  $         80,456
                                                                                              ----------------
                               Total Transportation                                           $     10,957,577
--------------------------------------------------------------------------------------------------------------
                               UTILITIES -- 4.4%
                               Electric Utilities -- 2.2%
          1,150,000            Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)          $      1,246,312
EUR       1,225,000            ContourGlobal Power Holdings SA, 5.125%, 6/15/21 (144A)               1,524,320
          1,325,000(b)(c)      Electricite de France SA, 5.25% (10 Year USD Swap
                               Rate + 371 bps) (144A)                                                1,328,525
          1,120,000            Genneia SA, 8.75%, 1/20/22 (144A)                                     1,202,600
          3,250,000            Light Servicos de Eletricidade SA / Light Energia SA,
                               7.25%, 5/3/23 (144A)                                                  3,274,375
            390,000            NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (144A)             376,350
          1,130,000            Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                          1,203,778
            940,000            TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                    897,700
            940,000            TerraForm Power Operating LLC, 5.0%, 1/31/28 (144A)                     874,200
                                                                                              ----------------
                                                                                              $     11,928,160
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               Gas Utilities -- 0.9%
          2,133,000            DCP Midstream Operating LP, 5.6%, 4/1/44                       $      2,090,340
            700,000            Ferrellgas LP / Ferrellgas Finance Corp., 6.5%, 5/1/21                  670,250
          2,175,000            Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23              1,965,656
                                                                                              ----------------
                                                                                              $      4,726,246
--------------------------------------------------------------------------------------------------------------
                               Independent Power Producers & Energy Traders -- 1.3%
          1,195,000            Calpine Corp., 5.25%, 6/1/26 (144A)                            $      1,143,466
          2,529,000            Calpine Corp., 5.75%, 1/15/25                                         2,320,610
            940,000            Instituto Costarricense de Electricidad, 6.95%,
                               11/10/21 (144A)                                                         999,690
          1,105,000            NRG Energy, Inc., 6.625%, 1/15/27                                     1,136,769
          1,113,000            Vistra Energy Corp., 8.0%, 1/15/25 (144A)                             1,206,215
                                                                                              ----------------
                                                                                              $      6,806,750
                                                                                              ----------------
                               Total Utilities                                                $     23,461,156
--------------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $439,706,841)                                            $    431,898,527
--------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               1.0% of Net Assets
          2,600,000(f)         U.S. Treasury Bills, 5/10/18                                   $      2,599,002
          2,800,000(f)         U.S. Treasury Bills, 5/17/18                                          2,798,015
                                                                                              ----------------
                                                                                              $      5,397,017
--------------------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                               (Cost $5,396,919)                                              $      5,397,017
--------------------------------------------------------------------------------------------------------------
                               FOREIGN GOVERNMENT BONDS -- 6.2% of Net Assets
                               Argentina -- 2.1%
          1,125,000            Argentine Republic Government International Bond,
                               6.875%, 1/26/27                                                $      1,120,511
          1,850,000            Argentine Republic Government International Bond,
                               7.5%, 4/22/26                                                         1,938,800
          2,650,000            Autonomous City of Buenos Aires Argentina, 7.5%,
                               6/1/27 (144A)                                                         2,736,655
            668,536            Province of Salta Argentina, 9.5%, 3/16/22 (144A)                       690,264
          1,840,000            Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (144A)               1,846,440
          3,015,000            Provincia del Chubut Argentina, 7.75%, 7/26/26 (144A)                 2,819,025
                                                                                              ----------------
                                                                                              $     11,151,695
--------------------------------------------------------------------------------------------------------------
                               Bahamas -- 0.2%
            760,000            Bahamas Government International Bond, 6.0%,
                               11/21/28 (144A)                                                $        786,600
--------------------------------------------------------------------------------------------------------------
                               Bahrain -- 0.4%
          2,200,000            Bahrain Government International Bond, 7.0%,
                               10/12/28 (144A)                                                $      2,097,621
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 33

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               Cote D'Ivoire -- 0.5%
EUR         725,000            Ivory Coast Government International Bond, 5.125%,
                               6/15/25 (144A)                                                 $        925,210
EUR       1,400,000            Ivory Coast Government International Bond, 5.25%,
                               3/22/30 (144A)                                                        1,712,922
                                                                                              ----------------
                                                                                              $      2,638,132
--------------------------------------------------------------------------------------------------------------
                               Dominican Republic -- 0.2%
DOP      57,750,000            Dominican Republic International Bond, 8.9%,
                               2/15/23 (144A)                                                 $      1,204,265
--------------------------------------------------------------------------------------------------------------
                               Ecuador -- 0.1%
            560,000            Ecuador Government International Bond, 10.5%,
                               3/24/20 (144A)                                                 $        576,800
--------------------------------------------------------------------------------------------------------------
                               Egypt -- 0.3%
EGP      20,550,000(f)         Egypt Treasury Bills, 5/15/18                                  $      1,158,056
EGP       5,175,000(f)         Egypt Treasury Bills, 9/11/18                                           275,989
                                                                                              ----------------
                                                                                              $      1,434,045
--------------------------------------------------------------------------------------------------------------
                               Gabon -- 0.1%
            690,000            Gabon Government International Bond, 6.375%,
                               12/12/24 (144A)                                                $        672,468
--------------------------------------------------------------------------------------------------------------
                               Kenya -- 0.5%
          1,535,000            Kenya Government International Bond, 5.875%,
                               6/24/19 (144A)                                                 $      1,558,148
          1,150,000            Kenya Government International Bond, 7.25%,
                               2/28/28 (144A)                                                        1,187,002
                                                                                              ----------------
                                                                                              $      2,745,150
--------------------------------------------------------------------------------------------------------------
                               Nigeria -- 0.3%
          1,845,000            Africa Finance Corp., 4.375%, 4/29/20 (144A)                   $      1,843,838
--------------------------------------------------------------------------------------------------------------
                               Oman -- 0.5%
          1,760,000            Oman Government International Bond, 5.375%,
                               3/8/27 (144A)                                                  $      1,676,090
            747,000            Oman Government International Bond, 5.625%,
                               1/17/28 (144A)                                                          713,364
                                                                                              ----------------
                                                                                              $      2,389,454
--------------------------------------------------------------------------------------------------------------
                               South Korea -- 0.1%
INR      30,600,000            Export-Import Bank of Korea, 6.9%, 2/7/23                      $        452,436
--------------------------------------------------------------------------------------------------------------
                               Sri Lanka -- 0.5%
          1,175,000            Sri Lanka Government International Bond, 5.75%,
                               4/18/23 (144A)                                                 $      1,167,570
          1,729,000            Sri Lanka Government International Bond, 6.2%,
                               5/11/27 (144A)                                                        1,668,177
                                                                                              ----------------
                                                                                              $      2,835,747
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                             Uruguay -- 0.4%
UYU      24,033,000          Uruguay Government International Bond, 8.5%,
                             3/15/28 (144A)                                                   $        806,163
UYU      37,635,000          Uruguay Government International Bond, 9.875%,
                             6/20/22 (144A)                                                          1,375,478
                                                                                              ----------------
                                                                                              $      2,181,641
--------------------------------------------------------------------------------------------------------------
                             TOTAL FOREIGN GOVERNMENT BONDS
                             (Cost $32,938,603)                                               $     33,009,892
--------------------------------------------------------------------------------------------------------------
                             SENIOR SECURED FLOATING RATE
                             LOAN INTERESTS -- 2.9% of Net Assets*(e)
                             AUTOMOBILES & COMPONENTS -- 0.0%+
                             Auto Parts & Equipment -- 0.0%+
              1,755          Allison Transmission, Inc., New Term Loan, 3.65%
                             (LIBOR + 175 bps), 9/23/22                                       $          1,771
                                                                                              ----------------
                             Total Automobiles & Components                                   $          1,771
--------------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.2%
                             Aerospace & Defense -- 0.2%
          1,289,392          DynCorp International, Inc., Term Loan B2, 7.896%
                             (LIBOR + 600 bps), 7/7/20                                        $      1,296,913
                                                                                              ----------------
                             Total Capital Goods                                              $      1,296,913
--------------------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                             Diversified Support Services -- 0.1%
            484,524          IAP Worldwide Services, Inc., Second Lien Term Loan,
                             8.802% (LIBOR + 650 bps), 7/18/19                                $        477,257
                                                                                              ----------------
                             Total Commercial Services & Supplies                             $        477,257
--------------------------------------------------------------------------------------------------------------
                             ENERGY -- 0.5%
                             Oil & Gas Drilling -- 0.5%
          1,950,000          Gavilan Resources LLC, Second Lien Initial Term Loan,
                             7.897% (LIBOR + 600 bps), 3/1/24                                 $      1,943,906
            650,000          Traverse Midstream Partners LLC, Advance Term Loan,
                             5.85% (LIBOR + 400 bps), 9/27/24                                          654,368
                                                                                              ----------------
                             Total Energy                                                     $      2,598,274
--------------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                             Health Care Services -- 0.2%
            869,531          Alliance HealthCare Services, Inc., First Lien Initial Term
                             Loan, 6.401% (LIBOR + 450 bps), 10/24/23                         $        876,415
                                                                                              ----------------
                             Total Health Care Equipment & Services                           $        876,415
--------------------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                             Personal Products -- 0.4%
          2,545,909          Revlon Consumer Products Corp., Initial Term B Loan,
                             5.401% (LIBOR + 350 bps), 9/7/23                                 $      1,997,344
                                                                                              ----------------
                             Total Household & Personal Products                              $      1,997,344
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 35

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.7%
                               Paper Packaging -- 0.3%
          1,598,850            Caraustar Industries, Inc., Refinancing Term Loan,
                               7.802% (LIBOR + 550 bps), 3/14/22                              $      1,604,846
--------------------------------------------------------------------------------------------------------------
                               Steel -- 0.4%
          1,965,125            Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                               Term Loan, 4.999% (LIBOR + 275 bps), 6/14/21                   $      1,977,816
                                                                                              ----------------
                               Total Materials                                                $      3,582,662
--------------------------------------------------------------------------------------------------------------
                               RETAILING -- 0.7%
                               Automotive Retail -- 0.3%
          1,384,806            CWGS Group LLC, Term Loan, 4.641% (LIBOR + 275/300 bps),
                               11/23/23                                                       $      1,394,326
--------------------------------------------------------------------------------------------------------------
                               Department Stores -- 0.2%
          1,492,208            Neiman Marcus Group, Ltd., LLC, Other Term Loan, 5.141%
                               (LIBOR + 325 bps), 10/25/20                                    $      1,316,341
--------------------------------------------------------------------------------------------------------------
                               Specialty Stores -- 0.2%
            997,500            Staples, Inc., Closing Date Term Loan, 5.787%
                               (LIBOR + 400 bps), 9/12/24                                     $        988,994
                                                                                              ----------------
                               Total Retailing                                                $      3,699,661
--------------------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.1%
                               Electric Utilities -- 0.1%
            125,000            Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                               Initial Term C Loan, 4.401% (LIBOR + 250 bps), 8/4/23          $        126,016
            703,594            Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                               Initial Term Loan, 4.401% (LIBOR + 250 bps), 8/4/23                     709,310
                                                                                              ----------------
                               Total Utilities                                                $        835,326
--------------------------------------------------------------------------------------------------------------
                               TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                               (Cost $15,643,090)                                             $     15,365,623
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------------------------------------
                               RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                               ENERGY -- 0.0%+
                               Coal & Consumable Fuels -- 0.0%+
                 61(d)(k)      Contura Energy, Inc.                                           $          1,607
--------------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 0.0%+
              7,597^(d)(l)     Midstates Petroleum Co., Inc.                                  $             --
                                                                                              ----------------
                               Total Energy                                                   $          1,607
--------------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.0%+
                               Steel -- 0.0%+
            318,254(d)(m)      ANR, Inc.                                                      $          4,297
                                                                                              ----------------
                               Total Materials                                                $          4,297
--------------------------------------------------------------------------------------------------------------
                               TOTAL RIGHTS/WARRANTS
                               (Cost $36,833)                                                 $          5,904
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS --
                               0.7% of Net Assets
                               REPURCHASE AGREEMENTS -- 0.7%
          1,320,000            $1,320,000 ScotiaBank, 1.73%, dated 4/30/18 plus
                               accrued interest on 5/1/18 collateralized by the following:
                               $1,344,188 Federal National Mortgage Association,
                               4.0%, 7/1/26
                               $2,277 Government National Mortgage Association,
                               4.0%, 12/20/45.                                                $      1,320,000
          1,320,000            $1,320,000 TD Securities USA LLC, 1.73%, dated
                               4/30/18 plus accrued interest on 5/1/18 collateralized
                               by $1,346,473 U.S. Treasury Notes, 2.0%, 4/30/24.                     1,320,000
          1,320,000            $1,320,000 TD Securities USA LLC, 1.75%, dated
                               4/30/18 plus accrued interest on 5/1/18 collateralized
                               by $1,346,473 U.S. Treasury Notes, 2.0%, 4/30/24.                     1,320,000
                                                                                              ----------------
                                                                                              $      3,960,000
--------------------------------------------------------------------------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $3,960,000)                                              $      3,960,000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Number of                                                                 Strike  Expiration
 Contracts                     Description      Counterparty    Notional   Price   Date
--------------------------------------------------------------------------------------------------------------
                               OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED -- 0.0%+
            297,012^(n)        Desarrolladora   Bank of
                               Homex            New York
                               SAB de CV        Mellon Corp.    MXN --     --(p)   10/23/22   $             --
            297,012^(o)        Desarrolladora   Bank of
                               Homex            New York
                               SAB de CV        Mellon Corp.    MXN --     --(p)   10/23/22                 --
                                                                                              ----------------
                                                                                              $             --
--------------------------------------------------------------------------------------------------------------
                               TOTAL OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED
                               (Premiums paid $0)                                             $             --
--------------------------------------------------------------------------------------------------------------
                               CURRENCY PUT OPTION PURCHASED -- 0.0%+
          9,209,000            Put EUR Call USD Goldman Sachs
                                                International   EUR 82,982 EUR 1   6/1/18     $         80,560
--------------------------------------------------------------------------------------------------------------
                               TOTAL CURRENCY PUT OPTION PURCHASED
                               (Premiums paid $82,982)                                        $         80,560
--------------------------------------------------------------------------------------------------------------
                               TOTAL OPTIONS PURCHASED
                               (Premiums paid $82,982)                                        $         80,560
--------------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 97.5%
                               (Cost $533,692,685)                                            $    515,861,022
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 37

---------------------------------------------------------------------------------------------------------------
 Number of                                                                 Strike  Expiration
 Contracts                     Description      Counterparty    Notional   Price   Date       Value
---------------------------------------------------------------------------------------------------------------
                               CURRENCY PUT OPTION WRITTEN -- 0.0%+
         (9,209,000)           Put EUR Call USD Goldman Sachs
                                                International   EUR 39,398 EUR     1 6/1/18   $        (24,078)
---------------------------------------------------------------------------------------------------------------
                               TOTAL CURRENCY PUT OPTION WRITTEN
                               (Premiums received $(39,398))                                  $        (24,078)
---------------------------------------------------------------------------------------------------------------
                               OTHER ASSETS AND LIABILITIES -- 2.5%                           $     13,042,000
---------------------------------------------------------------------------------------------------------------
                               NET ASSETS -- 100.0%                                           $    528,878,944
===============================================================================================================

BADLARPP     Argentine Deposit Rate Badlar Private Banks 30 - 35 Days.

bps          Basis Point.

CMT          Constant Maturity Treasury Index.

LIBOR        London Interbank Offered Rate.

REIT         Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2018, the value of these securities amounted to $317,920,768, or 60.1% of net assets.

(Cat Bond)   Catastrophe or event-linked bond. At April 30, 2018,
             the value of these securities amounted to $4,426,030, or 0.8% of net assets. See Notes to Financial Statements -- Note 1I.

+            Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks,
             (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at April 30, 2018.

(b) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at April 30, 2018.

(c) Security is perpetual in nature and has no stated maturity date.

(d)          Non-income producing security.

(e) Floating rate note. Coupon rate, reference index and spread shown at April 30, 2018.

(f) Security issued with a zero coupon. Income is recognized through accretion of discount.

(g) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(h)          Security is in default.

(i) Structured reinsurance investment. At April 30, 2018, the value of these securities amounted to $13,924,084, or 2.7% of net assets. See Notes to Financial Statements -- Note 1I.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

(j)          Rate to be determined.

(k)          Contura Energy, Inc. warrants are exercisable into 61 shares.

(l)          Midstates Petroleum Co., Inc. warrants are exercisable into
             7,415 shares.

(m)          ANR, Inc. warrants are exercisable into 318,254 shares.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
             12.5 billion.

(o) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
             15.0 billion.

(p)          Strike price is 1 Mexican Peso (MXN).

FORWARD FOREIGN CURRENCY CONTRACTS

-------------------------------------------------------------------------------------------------------------
             In                                                                                Unrealized
Currency     Exchange       Currency                                          Settlement       Appreciation
Purchased    for            Sold        Deliver       Counterparty            Date             (Depreciation)
-------------------------------------------------------------------------------------------------------------
MXN           8,970,000     USD             (481,887) Citibank NA             5/16/18          $ (3,656)
NOK          20,938,362     EUR           (2,158,674) Goldman Sachs           6/01/18             1,529
                                                      International
USD          10,129,642     EUR           (8,347,593) Goldman Sachs           5/31/18            22,704
                                                      International
USD           1,338,959     MXN          (25,416,124) Goldman Sachs           5/16/18           (16,089)
                                                      International
NOK          20,938,362     EUR           (2,167,538) JPMorgan Chase          5/02/18            (5,979)
                                                      Bank NA
USD           5,760,240     INR         (385,930,311) JPMorgan Chase          6/29/18           (12,709)
                                                      Bank NA
USD             572,804     MXN          (10,839,827) State Street            5/16/18            (5,116)
                                                      Bank And Trust Co.
-------------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                       $(19,316)
=============================================================================================================

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------
               Obligation                      Annual
Notional       Reference/          Pay/        Fixed   Expiration  Premiums        Unrealized       Market
Amount ($)(1)  Index               Receive(2)  Rate    Date        Paid            Appreciation     Value
------------------------------------------------------------------------------------------------------------
4,238,400      Markit CDX          Receive     5.00%   12/20/20    $235,043        $ 76,079         $311,122
               North America
               High Yield
               Index Series 25
3,243,800      Markit CDX          Receive     5.00%   6/20/21      226,321          27,412          253,733
               North America
               High Yield
               Index Series 26
------------------------------------------------------------------------------------------------------------
                                                                   $461,364        $103,491         $564,855
============================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 39

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------------------------
                                Obligation                  Annual
 Notional                       Reference/     Pay/         Fixed    Expiration   Premiums       Unrealized       Market
 Amount ($)(1)  Counterparty    Index          Receive(2)   Rate     Date         (Received)     Appreciation     Value
---------------------------------------------------------------------------------------------------------------------------
      650,000   Goldman Sachs   Chesapeake     Receive      5.00%    6/20/22      $ (79,625)     $ 67,736         $(11,889)
                International   Energy Corp.
      415,000   Goldman Sachs   Chesapeake     Receive      5.00%    6/20/22        (50,837)       43,247           (7,590)
                International   Energy Corp.
      690,000   Goldman Sachs   Chesapeake     Receive      5.00%    6/20/22        (77,625)       65,004          (12,621)
                International   Energy Corp.
---------------------------------------------------------------------------------------------------------------------------
                                                                                  $(208,087)     $175,987         $(32,100)
---------------------------------------------------------------------------------------------------------------------------
 TOTAL SWAP CONTRACTS                                                             $ 253,277      $279,478         $532,755
===========================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Receives Quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS  Argentine Peso

DOP  Dominican Republic Peso

EGP  Egyptian Pound

EUR  Euro

GBP  Great British Pound

IDR  Indonesian Rupiah

INR  Indian Rupee

MXN  Mexican Peso

NOK  Norwegian Krone

UYU  Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2018, aggregated $161,029,719 and $222,032,617, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $871,626 and $2,528,872, respectively resulting in a net realized gain of $47,583.

At April 30, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $536,482,026 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                   $ 16,320,635

        Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                    (36,452,278)
                                                                                      ------------
        Net unrealized depreciation                                                   $(20,131,643)
                                                                                      ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2018, in valuing the Fund's investments.

---------------------------------------------------------------------------------------------
                                  Level 1       Level 2          Level 3        Total
---------------------------------------------------------------------------------------------
Convertible Corporate Bonds       $       --    $  9,661,295     $        --    $  9,661,295
Preferred Stock                    2,045,409              --              --       2,045,409
Convertible Preferred Stocks       5,557,862              --              --       5,557,862
Common Stocks
  Capital Goods
     Industrial Machinery                 --              --           1,560           1,560
  Energy
     Oil & Gas Exploration &
        Production                 1,242,434              --       1,233,057       2,475,491
  Materials
     Forest Products                      --          36,759              --          36,759
  All Other Common Stocks             87,954              --              --          87,954
Asset Backed Security                     --         448,790              --         448,790
Collateralized Mortgage
  Obligations                             --       5,828,379              --       5,828,379
Corporate Bonds
  Insurance
     Reinsurance                          --       4,176,205      14,173,909      18,350,114
  All Other Corporate Bonds               --     413,548,413              --     413,548,413
U.S. Government and Agency
  Obligations                             --       5,397,017              --       5,397,017
Foreign Government Bonds                  --      33,009,892              --      33,009,892
Senior Secured Floating Rate
  Loan Interests                          --      15,365,623              --      15,365,623
Rights/Warrants
  Energy
     Coal & Consumable Fuels           1,607              --              --           1,607
  All Other Rights/Warrants                            4,297              --           4,297
Repurchase Agreements                     --       3,960,000              --       3,960,000
Over The Counter (OTC) Call
  Options Purchased                       --              --*             --              --*
Currency Put Option Purchased             --          80,560              --          80,560
---------------------------------------------------------------------------------------------
Total Investments in Securities   $8,935,266    $491,517,230     $15,408,526    $515,861,022
=============================================================================================
Other Financial Instruments
Currency Put Option Written       $       --    $    (24,078)    $        --    $    (24,078)
Net unrealized depreciation
  on forward foreign
  currency contracts                      --         (19,316)             --         (19,316)
Swap contracts, at value                  --         532,755              --         532,755
---------------------------------------------------------------------------------------------
Total Other Financial Instruments $       --    $    489,361     $        --    $    489,361
=============================================================================================

*    Security valued at $0.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 41

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------------
                                                           Common           Corporate
                                                           Stocks           Bonds             Total
----------------------------------------------------------------------------------------------------------
Balance as of 10/31/17                                     $ 3,264,403      $ 9,573,017       $12,837,420
Realized gain (loss)(1)                                     (2,598,135)        (370,483)       (2,968,618)
Change in unrealized appreciation (depreciation)(2)          2,823,668         (248,256)        2,575,412
Accrued discounts/premiums                                          --            1,337             1,337
Purchases                                                           --        9,217,430         9,217,430
Sales                                                       (2,255,319)      (4,248,991)       (6,504,310)
Transfers in to Level 3*                                            --          249,855           249,855
Transfers out of Level 3*                                           --               --                --
----------------------------------------------------------------------------------------------------------
Balance as of 4/30/18                                      $ 1,234,617      $14,173,909       $15,408,526
==========================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended April 30, 2018, securities with an aggregate market value of $249,855 transferred from Level 2 to Level 3 due to the use of unobservable inputs. A security valued at $1,403 transferred from Level 2 to Level 1 due to the use of observable inputs. There were no other transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of Level 3 investments
     still held and considered Level 3 at April 30, 2018:                                        $ (12,989)
                                                                                                 ---------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

Statement of Assets and Liabilities | 4/30/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $533,692,685)           $ 515,861,022
  Cash                                                                            1,002,621
  Foreign currencies, at value (cost $4,870,137)                                  4,894,695
  Swap contracts, at value (net premiums paid $253,277)                             532,755
  Forwards collateral                                                                80,000
  Swaps collateral                                                                  448,160
  Variation margin for centrally cleared swap contracts                                 475
  Receivables --
     Investment securities sold                                                   7,187,377
     Fund shares sold                                                               789,561
     Interest                                                                     7,575,907
  Other assets                                                                       40,935
-------------------------------------------------------------------------------------------
          Total assets                                                        $ 538,413,508
===========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                         $   6,206,165
      Fund shares repurchased                                                     2,113,631
      Distributions                                                                 234,935
      Trustees' fees                                                                  2,036
   Due to broker for swap contracts                                                 565,297
   Net unrealized depreciation on forward foreign currency contracts                 19,316
   Written options outstanding (net premiums received $(39,398))                     24,078
   Due to affiliates                                                                 72,957
   Accrued expenses                                                                 296,149
-------------------------------------------------------------------------------------------
          Total liabilities                                                   $   9,534,564
===========================================================================================
NET ASSETS:
  Paid-in capital                                                             $ 837,516,619
  Distributions in excess of net investment income                               (1,752,460)
  Accumulated net realized loss on investments                                 (289,331,018)
  Net unrealized depreciation on investments                                    (17,554,197)
-------------------------------------------------------------------------------------------
         Net assets                                                           $ 528,878,944
===========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $162,339,656/18,237,454 shares)                           $        8.90
  Class C (based on $121,699,618/13,709,124 shares)                           $        8.88
  Class Y (based on $244,839,670/28,008,085 shares)                           $        8.74
MAXIMUM OFFERING PRICE:
  Class A ($8.90 (divided by) 95.5%)                                          $        9.32
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 43

Statement of Operations (unaudited)

For the Six Months Ended 4/30/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of
     withholding tax of $114,534)                                    $ 18,912,572
  Dividends from unaffiliated issuers                                     237,166
--------------------------------------------------------------------------------------------------------
         Total investment income                                                           $ 19,149,738
--------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $  1,999,630
  Administrative expense                                                   99,721
  Transfer agent fees
     Class A                                                               92,366
     Class C                                                               56,036
     Class Y                                                              137,000
  Distribution fees
     Class A                                                              214,670
     Class C                                                              661,401
  Shareowner communications expense                                        26,986
  Custodian fees                                                           40,445
  Registration fees                                                        31,912
  Professional fees                                                        34,763
  Printing expense                                                          6,849
  Trustees' fees                                                           11,025
  Pricing expense                                                          25,943
  Insurance expense                                                         6,385
  Miscellaneous                                                            43,724
--------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $  3,488,856
--------------------------------------------------------------------------------------------------------
         Net investment income                                                             $ 15,660,882
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                             $  2,266,040
     Swap contracts                                                       543,717
     Forward foreign currency contracts                                  (467,423)
     Other assets and liabilities denominated in
        foreign currencies                                                 (5,325)         $  2,337,009
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                             $(16,280,499)
     Written options                                                       15,320
     Swap contracts                                                      (377,707)
     Forward foreign currency contracts                                   (10,443)
     Other assets and liabilities denominated
        in foreign currencies                                            (162,572)         $(16,815,901)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                   $(14,478,892)
--------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $  1,181,990
========================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended
                                                              4/30/18            Year Ended
                                                              (unaudited)        10/31/17
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                  $  15,660,882      $  35,787,373
Net realized gain (loss) on investments                           2,337,009        (20,834,494)
Change in net unrealized appreciation
  (depreciation) on investments                                 (16,815,901)        46,874,976
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                     $   1,181,990      $  61,827,855
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
       Class A ($0.23 and $0.42 per share, respectively)      $  (4,345,475)     $  (8,958,026)
       Class C ($0.19 and $0.35 per share, respectively)         (2,867,496)        (6,590,456)
       Class Y ($0.23 and $0.43 per share, respectively)         (7,263,238)       (14,231,124)
Tax return of capital:
       Class A ($0.00 and $0.05 per share, respectively)                 --           (949,283)
       Class C ($0.00 and $0.05 per share, respectively)                 --           (808,452)
       Class Y ($0.00 and $0.05 per share, respectively)                 --         (1,479,883)
-----------------------------------------------------------------------------------------------
          Total distributions to shareowners                  $ (14,476,209)     $ (33,017,224)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                             $  46,812,044      $ 127,533,450
Reinvestment of distributions                                    12,583,975         28,716,717
Cost of shares repurchased                                     (136,373,852)      (231,073,307)
-----------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                              $ (76,977,833)     $ (74,823,140)
-----------------------------------------------------------------------------------------------
      Net decrease in net assets                              $ (90,272,052)     $ (46,012,509)
NET ASSETS:
Beginning of period                                           $ 619,150,996      $ 665,163,505
-----------------------------------------------------------------------------------------------
End of period                                                 $ 528,878,944      $ 619,150,996
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income              $  (1,752,460)     $  (2,937,133)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 45

-----------------------------------------------------------------------------------------------------
                              Six Months         Six Months
                              Ended              Ended
                              4/30/18            4/30/18              Year Ended       Year Ended
                              Shares             Amount               10/31/17         10/31/17
                              (unaudited)        (unaudited)          Shares           Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                      800,108         $  7,248,595           2,627,008      $  23,469,846
Reinvestment of
   distributions                 408,195            3,688,246             977,107          8,698,460
Less shares repurchased       (3,035,268)         (27,435,943)         (6,668,959)       (59,151,186)
-----------------------------------------------------------------------------------------------------
      Net decrease            (1,826,965)        $(16,499,102)         (3,064,844)     $ (26,982,880)
=====================================================================================================
Class C
Shares sold                      175,006         $  1,582,573             572,332      $   5,052,440
Reinvestment of
   distributions                 286,976            2,585,687             709,708          6,301,947
Less shares repurchased       (2,547,596)         (22,977,769)         (6,615,650)       (58,590,146)
-----------------------------------------------------------------------------------------------------
      Net decrease            (2,085,614)        $(18,809,509)         (5,333,610)     $ (47,235,759)
=====================================================================================================
Class Y
Shares sold                    4,258,497         $ 37,980,876          11,357,798      $  99,011,164
Reinvestment of
   distributions                 711,004            6,310,042           1,567,203         13,716,310
Less shares repurchased       (9,660,935)         (85,960,140)        (13,003,798)      (113,331,975)
-----------------------------------------------------------------------------------------------------
      Net decrease            (4,691,434)        $(41,669,222)            (78,797)     $    (604,501)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months                                                 Year
                                                           Ended        Year        Year        Year        Year      Ended
                                                           4/30/18      Ended       Ended       Ended       Ended     10/31/13
                                                           (unaudited)  10/31/17    10/31/16*   10/31/15*   10/31/14* (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $   9.12     $   8.71    $   8.64    $   9.79    $  10.13  $  10.13
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $   0.25(a)  $   0.51(a) $   0.54(a) $   0.58(a) $   0.66  $   0.71
   Net realized and unrealized gain (loss) on investments     (0.24)        0.37        0.04(b)    (1.19)      (0.34)    (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.01     $   0.88    $   0.58    $  (0.61)   $   0.32  $   0.69
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $  (0.23)    $  (0.42)   $  (0.47)   $  (0.46)   $  (0.63) $  (0.69)
   Tax return of capital                                         --        (0.05)      (0.04)      (0.08)      (0.03)       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $  (0.23)    $  (0.47)   $  (0.51)   $  (0.54)   $  (0.66) $  (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.22)    $   0.41    $   0.07    $  (1.15)   $  (0.34) $     --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   8.90     $   9.12    $   8.71    $   8.64    $   9.79  $  10.13
====================================================================================================================================
Total return (c)                                               0.07%(d)    10.33%       7.14%(e)   (6.36)%      3.16%     6.96%
Ratio of net expenses to average net assets                    1.17%(f)     1.18%       1.19%       1.17%       1.13%     1.10%
Ratio of net investment income (loss) to average net assets    5.47%(f)     5.71%       6.50%       6.31%       6.62%     6.97%
Portfolio turnover rate                                          29%(d)       53%         40%         32%         32%       33%
Net assets, end of period (in thousands)                   $162,340     $182,900    $201,360    $254,056    $373,543  $531,829
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)  Not annualized.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

(f)  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 47

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months                                                        Year
                                                    Ended          Year         Year          Year         Year       Ended
                                                    4/30/18        Ended        Ended         Ended        Ended      10/31/13
                                                    (unaudited)    10/31/17     10/31/16*     10/31/15*    10/31/14*  (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                $   9.09       $   8.69     $   8.62      $   9.76     $  10.10   $  10.10
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $   0.21(a)    $   0.44(a)  $   0.48(a)   $   0.51(a)  $   0.59   $   0.63
   Net realized and unrealized gain (loss)
     on investments                                    (0.23)          0.36         0.04(b)      (1.17)       (0.34)     (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $  (0.02)      $   0.80     $   0.52      $  (0.66)    $   0.25   $   0.62
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                            $  (0.19)      $  (0.35)    $  (0.41)     $  (0.40)    $  (0.56)  $  (0.62)
   Tax return of capital                                  --          (0.05)       (0.04)        (0.08)       (0.03)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $  (0.19)      $  (0.40)    $  (0.45)     $  (0.48)    $  (0.59)  $  (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $  (0.21)      $   0.40     $   0.07      $  (1.14)    $  (0.34)  $     --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   8.88       $   9.09     $   8.69      $   8.62     $   9.76   $  10.10
====================================================================================================================================
Total return (c)                                       (0.19)%(d)      9.46%        6.40%(e)     (6.96)%       2.43%      6.23%
Ratio of net expenses to average net assets             1.89%(f)       1.89%        1.90%         1.87%        1.83%      1.81%
Ratio of net investment income (loss)
   to average net assets                                4.75%(f)       5.01%        5.79%         5.61%        5.91%      6.26%
Portfolio turnover rate                                   29%(d)         53%          40%           32%          32%        33%
Net assets, end of period (in thousands)            $121,700       $143,587     $183,542      $237,163     $354,162   $420,932
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)  Not annualized.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016 the total return would have been 6.28%.

(f)  Annualized.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months                                                      Year
                                                     Ended         Year         Year         Year         Year       Ended
                                                     4/30/18       Ended        Ended        Ended        Ended      10/31/13
                                                     (unaudited)   10/31/17     10/31/16*    10/31/15*    10/31/14*  (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                 $   8.95      $   8.55     $   8.49     $   9.62     $   9.96   $   9.96
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $   0.25(a)   $   0.52(a)  $   0.57(a)  $   0.60(a)  $   0.67   $   0.72
   Net realized and unrealized gain (loss)
      on investments                                    (0.23)         0.36         0.01(b)     (1.17)       (0.33)     (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $   0.02      $   0.88     $   0.58     $  (0.57)    $   0.34   $   0.71
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                             $  (0.23)     $  (0.43)    $  (0.48)    $  (0.48)    $  (0.65)  $  (0.71)
   Tax return of capital                                   --         (0.05)       (0.04)       (0.08)       (0.03)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $  (0.23)     $  (0.48)    $  (0.52)    $  (0.56)    $  (0.68)  $  (0.71)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $  (0.21)     $   0.40     $   0.06     $  (1.13)    $  (0.34)  $     --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   8.74      $   8.95     $   8.55     $   8.49     $   9.62   $   9.96
====================================================================================================================================
Total return (c)                                         0.27%(d)     10.60%        7.34%       (6.08)%       3.40%      7.27%
Ratio of net expenses to average net assets              0.90%(e)      0.91%        0.90%        0.87%        0.84%      0.82%
Ratio of net investment income (loss)
   to average net assets                                 5.73%(e)      5.96%        6.93%        6.60%        6.88%      7.24%
Portfolio turnover rate                                    29%(d)        53%          40%          32%          32%        33%
Net assets, end of period (in thousands)             $244,840      $292,664     $280,262     $485,344     $682,911   $780,656
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)  Not annualized.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 49

Notes to Financial Statements | 4/30/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust VII (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class T and Class Y shares. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Class K shares and Class T shares had not commenced operations as of April 30, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

50 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent


                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 51 third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

52 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2018, there were six securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.4% of net assets. The value of these fair valued securities was $2,038,081.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 53

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 7)

54 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

     At April 30, 2018, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average notional value of forward foreign currency contracts open during the six months ended April 30, 2018 was $32,186,935.

     Forward foreign currency contracts outstanding at April 30, 2018 are listed in the Schedule of Investments.

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $29,779,606
     Tax return of capital                                             3,237,618
     ---------------------------------------------------------------------------
           Total                                                     $33,017,224
     ===========================================================================

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 55

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2017:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                    $(291,662,274)
     Current year dividend payable                                     (305,325)
     Net unrealized depreciation                                     (3,375,857)
     ---------------------------------------------------------------------------
          Total                                                   $(295,343,456)
     ===========================================================================

     The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds, swaps, interest on defaulted bonds, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $5,467 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2018.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

56 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

H.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 57 beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

I.   Insurance-Linked Securities ("ILS")

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

58 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 59

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at April 30, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at April 30, 2018, are listed in the Schedule of Investments. The average notional value of credit default swap contracts open during the six months ended April 30, 2018 was $9,731,498.

K.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the

60 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average market value of contracts open during the six months ended April 30, 2018 was $18,049. Open purchased options at April 30, 2018 are listed in the Fund's Schedule of Investments.

L.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The average market value of contracts open during the six months ended April 30, 2018 was $5,892. Open written options at April 30, 2018 are listed in the Fund's Schedule of Investments.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 61

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the six months ended April 30, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.69% (annualized) of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $50,702 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, outgoing phone calls. For the six months ended April 30, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                  $14,028
Class C                                                                    6,035
Class Y                                                                    6,923
--------------------------------------------------------------------------------
   Total                                                                 $26,986
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for

62 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22,255 in distribution fees payable to the Distributor at April 30, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2018, CDSCs in the amount of $1,173 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a credit facility that is in the amount of $195 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2018, the Fund had no borrowings under the credit facility.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 63

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral" and/or "Futures collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

64 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2018.

--------------------------------------------------------------------------------------------------------
                 Derivative Assets      Derivatives     Non-Cash       Cash            Net Amount
                 Subject to Master      Available for   Collateral     Collateral      of Derivative
Counterparty     Netting Agreement      Offset          Received (a)   Received (a)    Assets (b)
--------------------------------------------------------------------------------------------------------
Goldman Sachs
 International   $200,220               $(16,089)       $ --           $  --           $184,131
--------------------------------------------------------------------------------------------------------
Total            $200,220               $(16,089)       $ --           $  --           $184,131
========================================================================================================

--------------------------------------------------------------------------------------------------------
                 Derivative Liabilities Derivatives     Non-Cash       Cash            Net Amount
                 Subject to Master      Available for   Collateral     Collateral      of Derivative
Counterparty     Netting Agreement      Offset          Pledged (a)    Pledged (a)     Liabilities (c)
--------------------------------------------------------------------------------------------------------
Citibank NA      $ 3,656                $     --        $ --           $     --        $3,656
Goldman Sachs
 International    16,089                 (16,089)         --                 --            --
JPMorgan Chase
 Bank NA          18,688                      --          --            (18,688)           --
State Street
 Bank and
 Trust Co.         5,116                      --          --                 --         5,116
--------------------------------------------------------------------------------------------------------
Total            $43,549                $(16,089)       $ --           $(18,688)       $8,772
========================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 65

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2018 was as follows:

---------------------------------------------------------------------------------------
                                                        Foreign
Statement of                  Interest    Credit        Exchange    Equity   Commodity
Assets and Liabilities        Rate Risk   Risk          Rate Risk   Risk     Risk
---------------------------------------------------------------------------------------
Assets
 Swap contracts, at value     $ --        $532,755      $    --     $ --     $ --
---------------------------------------------------------------------------------------
 Total Value                  $ --        $532,755      $    --     $ --     $ --
=======================================================================================
Liabilities
 Net unrealized depreciation
  on forward foreign
  currency contracts          $ --        $     --      $19,316     $ --     $ --
 Written options
  outstanding                   --              --       24,078       --       --
---------------------------------------------------------------------------------------
 Total Value                  $ --        $     --      $43,394     $ --     $ --
=======================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2018 was as follows:

---------------------------------------------------------------------------------------
                                                        Foreign
Statement                     Interest    Credit        Exchange    Equity   Commodity
of Operations                 Rate Risk   Risk          Rate Risk   Risk     Risk
---------------------------------------------------------------------------------------
Net realized gain (loss) on
 Forward foreign
  currency contracts          $ --        $      --     $(467,423)  $ --     $ --
 Swap contracts                 --          543,717            --     --       --
---------------------------------------------------------------------------------------
 Total Value                  $ --        $ 543,717     $(467,423)  $ --     $ --
=======================================================================================
Change in net unrealized
appreciation
(depreciation) on
 Written options              $ --        $      --     $  15,320   $ --     $ --
 Forward foreign
  currency contracts            --               --       (10,443)    --       --
 Swap contracts                 --         (377,707)           --     --       --
---------------------------------------------------------------------------------------
 Total Value                  $ --        $(377,707)    $   4,877   $ --     $ --
=======================================================================================

66 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of April 30, 2018, the Fund had the following unfunded loan commitments outstanding:

----------------------------------------------------------------------------------------
                                                                         Unrealized
                                                                         Appreciation/
Loan                    Principal        Cost             Value          (Depreciation)
----------------------------------------------------------------------------------------
Centene Corporation,
 Bridge Loan            $4,490,000       $4,490,000       $4,490,000     $ --
Nationstar Mortgage
 Holdings Inc.,
 Bridge Loan             1,150,910        1,150,910        1,150,910       --
Nationstar Mortgage
  Holdings Inc.,
 Tranche A,
 Bridge Loan             1,534,545        1,534,545        1,534,545       --
Nationstar Mortgage
 Holdings Inc.,
 Tranche B,
 Bridge Loan             1,534,545        1,534,545        1,534,545
----------------------------------------------------------------------------------------
 Total                  $8,710,000       $8,710,000       $8,710,000     $ --
========================================================================================

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 67

Additional Information

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended October 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services

68 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 69

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

70 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

                          This page is for your notes.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 71

                          This page is for your notes.

72 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

                          This page is for your notes.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 73

                          This page is for your notes.

74 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

                          This page is for your notes.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18 75

                          This page is for your notes.

76 Pioneer Global High Yield Fund | Semiannual Report | 4/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19382-12-0618

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2018

* Print the name and title of each signing officer under his or her signature.